UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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SIGNET JEWELERS LIMITED

(Name of Registrant as Specified In Its Charter)
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About Us

Signet Jewelers Limited is the world’s largest retailer of diamond jewelry. As a Purpose-driven and sustainability-focused company, Signet is a participant in the United Nations Global Compact and adheres to its principles-based approach to responsible business. Signet operates approximately 2,800 stores primarily under the name brands of Kay Jewelers, Zales, Jared, Banter by Piercing Pagoda, Diamonds Direct, Blue Nile, JamesAllen.com, Rocksbox, Peoples Jewellers, H.Samuel and Ernest Jones. Our sales derive from the retailing of jewelry, watches and associated services. Signet’s shares are listed on the New York Stock Exchange (SIG).

Largest specialty retail jewelry brand in the US catering to the Sentimental Gifter.	Style-focused assortment for statement-making bridal and gifting customers.	Leading full-service jeweler encouraging Extroverted Romantics to showcase their spectacular taste.

Empowers self-purchasers to creatively express themselves with fine jewelry and with over 50 years of piercing expertise.	Direct Diamond importer offering extraordinary value and selection in a luxurious, customer-centric atmosphere.	Leading digitally-native jewelry brand catering to diverse and affluent buyers of high-end diamond essentials.

Innovative digitally-native diamond company on the leading edge of custom bridal design and diamond jewelry.	Making the joy of jewelry discovery accessible and convenient through a unique rental service.	Largest specialty jewelry brand in Canada catering to the Sentimental Gifter and mid-market bridal customer.

Best jewelry values on UK High Street with style and design at heart for the fun- loving fashion follower.	A contemporary UK jeweler offering unrivaled diamond selection and Swiss timepieces.

CHAIRMAN’S LETTER

May 4, 2023

Dear Fellow Shareholders

In our second year of Inspiring Brilliance, Signet Jewelers Limited (“Signet” or the “Company”) established itself as a leading and differentiated retailer with scaled competitive advantages in an attractive and fragmented market—delivering consistent shareholder returns. Despite significant macroeconomic headwinds this past year, the Company grew market share, further diversified its portfolio, and successfully welcomed Blue Nile through a well-timed strategic acquisition. The Company delivered on its commitments. We delivered $7.8 billion of revenue, up slightly versus FY22, out-paced category growth and gained an estimated 40 basis points of market share, driving total share to 9.7%. Signet is well-positioned for future growth.

H. Todd Stitzer Chairman of the Board, Signet Jewelers

As the Board of Directors (the “Board”), we maintain a sharp focus on the creation of long-term shareholder value. We continued to return cash to shareholders during Fiscal 2023 by repurchasing approximately 6.1 million shares at an average cost per share of $70.06, or $426 million. On March 15, 2023, the Board approved a $263 million increase to the multi-year authorization under its share repurchase program, bringing the total remaining authorization to approximately $775 million at that time, which amount was net of approximately $25 million of shares repurchased in Fiscal 2024 through March 15, 2023.

Underpinning all our results is a clear sense of shared Purpose at Signet—Inspiring Love. Our Purpose has also guided us—with the leadership of the Board’s Corporate Citizenship & Sustainability Committee—to set a series of ambitious Corporate Sustainability Goals (CSGs) to achieve by 2030. We have articulated these goals in three areas: Love for All People, Love for Our Team, and Love for Our Planet and Products. The function of these goals is three-fold: to minimize risk, to improve business results, and to positively impact our Company, the communities we serve, and the world. The Corporate Citizenship & Sustainability Committee’s oversight of our CSGs facilitates accountability for achieving them, ensures that they are ingrained in our businesses, and monitors that we remain on track to achieve them.

Signet’s transformation into a Purpose-Inspired Company is also evident in its culture. For the third consecutive year, Signet was designated as a Great Place to Work-Certified™ company based on survey responses from our team members. In addition, Great Place to Work® and Fortune magazine named Signet to the 2022 Best Workplaces in Retail™ list as 12th Best Place to Work overall in this esteemed retail index. Bloomberg also named Signet to its Gender Equality Index for the fifth consecutive year.

The Board and I are proud of the results our Company has delivered, and the way we are delivering them. We are especially proud of the people in our businesses and on our Board who work so hard to Inspire Love every day in responsible, sustainable ways.

In addition to the accompanying Proxy Statement, we encourage you to review our Annual Report to Shareholders, including the accompanying Letters to Shareholders from Chief Executive Officer Virginia C. “Gina” Drosos and me. We encourage you to review this year’s Corporate Citizenship & Sustainability Report as well to understand how Signet is fulfilling its purpose and its ESG responsibilities. Our Board also invites you to the 2023 Annual Meeting of Shareholders which will be held June 16, 2023, at 11 a.m., Eastern Time. The Meeting will be held virtually via live audio webcast at www.virtualshareholdermeeting.com/SIG2023. You will not be able to attend this meeting in person. If you plan to attend the meeting virtually, please review the instructions for attendance included in the “Shareholder Q&A” section of the accompanying Proxy Statement.

Thank you for your support of our Company. We ask that you carefully consider the information in this Proxy Statement related to the various proposals. The Board is unwavering in its commitment to long-term success for our Company, and we value your input and feedback.

Sincerely,

H. Todd Stitzer

Chairman

Notice of Annual Meeting of Shareholders

Date & Time	Place
Friday, June 16, 2023, 11:00 a.m., Eastern Time	Virtual meeting via live audio webcast at: www.virtualshareholder meeting.com/SIG2023

At the Meeting, the following items of business shall be considered:

  1.   Election of twelve members of the Company’s Board of Directors to serve until the next annual meeting of shareholders of the Company or until their respective successors are elected in accordance with the Bye-laws of the Company.

  2.  Appointment of KPMG LLP as independent registered public accounting firm (“independent auditor”) of the Company, to hold office from the conclusion of this Meeting until the conclusion of the next annual meeting of shareholders and authorization of the Audit Committee to determine its compensation.

3. Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (the “Say-on-Pay” vote).

4. Approval, on a non-binding advisory basis, of the frequency of the Say-on-Pay vote (the “Say-on-Frequency” vote)

Notice is hereby given that the 2023 Annual Meeting of Shareholders (“Meeting”) of Signet Jewelers Limited (the “Company” or “Signet”) to be held on Friday, June 16, 2023 at 11:00 am, Eastern Time. The Meeting will be held entirely online live via audio webcast.

If you are a Signet shareholder of record, you will be able to attend and participate in the Annual Meeting online by visiting www.virtualshareholdermeeting.com/SIG2023.

Each of the proposals to be presented at the Meeting will be voted upon by a poll. In addition, the Company will consider the transaction of any other business properly brought at the Meeting or any adjournment or postponement thereof.

The Board has fixed the close of business on Friday, April 21, 2023 as the record date for the Meeting. All of the Company’s shareholders of record at the close of business on that date are entitled to notice of, and to participate and vote at, the Meeting and at any adjournment and continuation thereof.

Attendance at the Meeting will be limited to shareholders of record, beneficial owners with evidence of ownership, corporate representatives of shareholders, proxies and guests invited by management who have a 16-digit control number, which shall be on the notice, proxy card or instructions that accompanied the proxy materials.

The Meeting will be conducted pursuant to the Company’s Bye-laws and rules of order prescribed by the Chairman of the Meeting.

By Order of the Board.

Matt Shady

Corporate Secretary

May 4, 2023

Important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on June 16, 2023. The Notice of Internet Availability of Proxy Materials, Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and the Annual Report to Shareholders are available at www.proxydocs.com/SIG.

WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING OF SHAREHOLDERS AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE REGISTER YOUR VOTE BY APPOINTING A PROXY ELECTRONICALLY BY INTERNET OR BY TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD, OR, ALTERNATIVELY, MARK, SIGN AND DATE THE PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS THEREON AND MAIL IT PROMPTLY TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. YOU MAY ELECTRONICALLY VOTE LIVE IF YOU ATTEND THE VIRTUAL ANNUAL MEETING OF SHAREHOLDERS. YOUR PROXY IS REVOCABLE AT ANY TIME BY SENDING WRITTEN NOTICE OF REVOCATION OR BY SUBMISSION OF A PROPERLY EXECUTED PROXY BEARING A LATER DATE TO BROADRIDGE BY THE DEADLINE OF 12:01 AM, EASTERN TIME (5:01 AM, BRITISH SUMMER TIME) ON JUNE 16, 2023 OR BY VOTING ELECTRONICALLY AT THE VIRTUAL MEETING.

Proxy Statement Summary

2023 Annual Meeting of Shareholders

Highlights of certain information in this Proxy Statement are provided below. As it is only a summary, please refer to the complete Proxy Statement and 2023 Annual Report to Shareholders before you vote.

Date & Time June 16, 2023, 11:00 a.m., Eastern Time	Virtual meeting to be held via live audio webcast at www.virtualshareholdermeeting.com/SIG2023

Record Date April 21, 2023 Date proxy materials are first made available to Shareholders: May 4, 2023	Electronic voting prior to the Annual Meeting www.ProxyVote.com

Voting Matters and Board Recommendations

Proposals		Board’s Recommendation	Page

1.	Election of Directors	FOR All Director Nominees	8

2.	Appointment of KPMG LLP as independent registered accounting firm of the Company, to hold office from the conclusion of this Meeting until the conclusion of the next annual meeting of shareholders, and authorization of the Audit Committee to determine its compensation.	FOR	34

3.	Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers (the “Say-on-Pay” vote)	FOR	40

4.	Approval, on a Non-Binding Advisory Basis, of the Frequency of the Say-on-Pay vote (the “Say-on-Frequency” vote)	FOR 1 YEAR	41

   ELECTION OF DIRECTORS (See page 8)

Chairman H. Todd Stitzer Director Terms 1 Year Board Meetings in Fiscal 2023: 7	of the meetings and those committees on which the Director served
Standing Board Committee Meetings in Fiscal 2023

7	Audit Committee	5	Human Capital Management & Compensation Committee	4	Governance & Technology Committee	4	Corporate Citizenship & Sustainability Committee	7	Finance Committee

SIGNET JEWELERS	1	2023 PROXY STATEMENT

PROXY STATEMENT SUMMARY

	Committees
Nominees	AC	HCMC	GT	CCS	FC	Director Since	Independent	Recommended Vote
H. Todd Stitzer						2012	YES	FOR
Virginia C. Drosos						2012	NO	FOR
André V. Branch	◆				◆	2021	YES	FOR
R. Mark Graf	◆	◆			C	2017	YES	FOR
Zackery A. Hicks			◆	◆		2018	YES	FOR
Sharon L. McCollam	C		◆			2018	YES	FOR
Helen McCluskey			C		◆	2013	YES	FOR
Nancy A. Reardon		C		◆		2018	YES	FOR
Jonathan Seiffer	◆	◆				2019	YES	FOR
Brian Tilzer			◆	◆		2017	YES	FOR
Eugenia Ulasewicz		◆		C		2013	YES	FOR
Dontá L. Wilson		◆			◆	2021	YES	FOR

AC	HCMC	GT	CCS	FC
Audit Committee	Human Capital Management & Compensation Committee	Governance & Technology Committee	Corporate Citizenship & Sustainability Committee	Finance Committee

C = Chair

CORPORATE GOVERNANCE (See page 17)

Our corporate governance reflects best practices

BOARD ACCOUNTABILITY

◆ All Directors are elected annually ◆ The Company has majority voting for Director elections

LEADERSHIP STRUCTURE AND SUCCESSION PLANNING

◆  The roles of the Chairman and Chief Executive Officer (“CEO”) are separate to provide clear division of responsibilities between leadership of the Board and the principal executive responsible for the Company’s operations

◆  The Board regularly participates in CEO and Chairman succession planning

◆  Formal emergency succession plan for the Chairman and CEO have been adopted

DIRECTOR INDEPENDENCE

◆  The Chairman of the Board is independent and approves Board meeting agendas and oversees effective Board operation

◆  All members of the five standing Board Committees, including Audit, Corporate Citizenship & Sustainability, Human Capital Management & Compensation, Finance, and Governance & Technology are independent Directors

◆  All Directors are independent with the exception of the CEO

BOARD DIVERSITY

◆  The Board maintains a Diversity Policy

◆  Five of the Board nominees are women and four of the standing Board Committees are chaired by women

◆  Two Board nominees are persons of color

◆  The Board is comprised of Directors ranging in ages from 46 to 71 years

◆  Two Board nominees identify with the LGBTQ+ community

BOARD REFRESHMENT

◆ A Director Tenure Policy is in place, with average tenure of Board nominees at approximately 6.4 years ◆ Eight of our current Directors have been added since the beginning of 2017

SIGNET JEWELERS	2	2023 PROXY STATEMENT

PROXY STATEMENT SUMMARY

BOARD EVALUATION AND EFFECTIVENESS

◆ Annual Board, Committee and Director evaluations are conducted, including periodic external Board evaluations ◆ A Director skills matrix is reviewed and approved by the Board each year

SHAREHOLDER ALIGNMENT

◆ Company policy prohibits pledging and hedging of Company shares by Directors and employees ◆ Executive officer and Director Share Ownership Policies have been adopted

DIRECTOR ACCESS AND ENGAGEMENT

◆  Executive sessions of independent Directors are held at each regularly scheduled Board meeting

◆  All Directors continuing in office at the time are required to attend the annual meeting of shareholders

◆  Shareholders have the ability to engage with Directors through the procedures set forth on page 26 of this Proxy Statement

CORPORATE CITIZENSHIP

◆  The Board oversees corporate citizenship, environmental, social and governance matters, and sustainability through its standalone Corporate Citizenship & Sustainability Committee

◆  The Company publishes a Corporate Citizenship and Sustainability Report that seeks to align with SASB reporting standards

HUMAN CAPITAL MANAGEMENT

◆  The Board oversees human capital management, including culture, diversity and inclusion, benefits and wellbeing strategy, talent management, performance management, and succession planning through its Human Capital Management & Compensation Committee

RISK OVERSIGHT

◆ The Board oversees enterprise risk management, including oversight of climate change risks and cybersecurity risks

EXECUTIVE COMPENSATION (See page 42)

Our executive compensation program is designed to attract, motivate, reward and retain talent and align the interests of executives with shareholders by paying for performance

Our compensation philosophy is to provide an attractive, competitive, and market-based total compensation program tied to performance and aligned with our objectives for long-term value creation. Our executive compensation practices reinforce our goals and aim to reward for meaningful progress against the Inspiring Brilliance strategic plan and priorities during Fiscal 2023, despite headwinds, volatility and challenges in the macroeconomic environment.

SIGNET JEWELERS	3	2023 PROXY STATEMENT

PROXY STATEMENT SUMMARY

Key components of our Fiscal 2023 executive compensation program

The Human Capital Management & Compensation Committee reviews program components, targets and payouts on an annual basis to assess the strength of pay-for-performance alignment. Performance is evaluated against short-term goals that support our long-term business strategy and long-term goals that measure the creation of long-term shareholder value. The Committee has established an executive compensation program that contains the following key components:

Component	Objective	Performance Linkage

Base salary	Provide a fixed level of pay that is not at risk and reflects individual experience and ongoing contribution and performance.	Amounts and performance adjustments are tied to individual performance, while factoring in competitive market benchmarks.

Annual bonus under the Short-Term Incentive Plan (“STIP”)	Motivate and reward achievement of annual financial results against established annual goals of the Company.	Cash awards depend on the degree of achievement against annual performance targets that align with our strategic plan and are focused on profitable growth.

Long-term incentives under the Long-Term Incentive Plan (“LTIP”) ◆ Performance-based restricted stock units (“PSUs”) ◆ Time-based restricted stock units (“RSUs”)	Align management with long-term shareholder interests; retain executive officers; motivate and reward achievement of sustainable earnings growth and returns over time.	PSUs (60% of LTIP awards granted in Fiscal 2023) require achievement of Company financial goals over a two-year performance measurement period and vest one year after the end of the performance measurement period, and RSUs (40% of LTIP awards granted in Fiscal 2023) vest over a three-year period for retention.

SIGNET JEWELERS	4	2023 PROXY STATEMENT

PROXY STATEMENT SUMMARY

Executive compensation programs incorporate strong governance features

In designing and administering the Company’s compensation program, the Human Capital Management & Compensation Committee periodically reviews benchmarks and has sought to align the program with best practices and principles, such as:

WHAT WE DO

◆ Align pay to Company strategy and performance results

◆ Set rigorous, objective performance goals and tie vesting of performance-based equity awards to service over multiple years

◆ Ensure oversight of compensation and benefit programs by independent Board of Directors

◆ Impose and monitor meaningful stock ownership requirements

◆ Maintain a Clawback Policy

◆ Retain independent compensation consultant

◆ Set maximum payout limits on all variable compensation

◆ Mitigate undue risk in compensation programs

◆ Require double-trigger vesting for severance and other benefits and LTIP awards upon change-in-control

WHAT WE DO NOT DO

◆ No excise tax gross-ups in connection with a change in control

◆ No dividend equivalents paid on performance share units

◆ No hedging transactions, short sales or pledging of Company stock

◆ No resetting of performance targets

◆ No excessive severance benefits

The Company received strong shareholder support for the executive compensation program in place during the fiscal year ended January 29, 2022 (“Fiscal 2022”), with 98.2% of votes cast approving the advisory Say-on-Pay resolution in June 2022. As in prior years, the Committee considered this input from shareholders as well as input from other stakeholders as part of its annual review of the executive compensation program. Based on the Committee’s assessment of the program, the Committee continued to apply the same principles in determining the amounts and types of executive compensation for Fiscal 2023.

Please see the Compensation Discussion and Analysis (“CDA”) section of this Proxy Statement for a detailed description of executive compensation.

SUSTAINABILITY AND HUMAN CAPITAL MANAGEMENT (See page 30)

In Fiscal 2023, Signet lived its corporate Purpose — Inspiring Love — which guides everything we do. Signet has strengthened its Sustainability programs internally and strengthened our external data reporting capabilities. Our Human Capital Management strategy supports our Sustainability and ESG efforts.

We seek to provide our team members with a compelling benefits package and nurture talent through professional development opportunities that allow our team members to shine. Our team members fully embrace and embody our Purpose, enabling them to drive our mission, which is to Celebrate Life, Express Love® with our customers.

SIGNET JEWELERS	5	2023 PROXY STATEMENT

PROXY STATEMENT SUMMARY

We continued to enhance and refine our Sustainability program and related initiatives in the last year. Significant milestones and accomplishments include:

Continued support of Paradigm for Parity® to advance leadership equality by increasing the number of women of all races, cultures and backgrounds in leadership positions.	The Signet Love Inspires Foundation donated over $1.3 million in grants in line with our commitment to support the United Nations Sustainable Development Goals.	Signet raised $8.2 million for St. Jude Children’s Research Hospital® during our Fiscal 2023 annual campaign, bringing our total to nearly $97 million in support over the past 24 years.

Included in 2023 Bloomberg Gender-Equality Index (GEI). For the fifth consecutive year, Signet is the only specialty jewelry retailer to be recognized on the Bloomberg GEI for policies that support women in the workplace.

Named a Great Place to Work-Certified™ company for the third year. Our commitment to creating an exceptional team member experience is reflected in our team’s strong feedback on the Great Place to Work® Trust Index© Survey.

In Fiscal 2023, Signet was named by Great Place to Work® and Fortune magazine as one of the 2022 Best Workplaces in Retail™ for the first time.

Since 2021 Signet has been a participant in the United Nations Global Compact corporate responsibility initiative. The Ten Principles of the United Nations Global Compact take into account the fundamental responsibilities of businesses in the areas of human rights, labor, environment and anti-corruption

In Fiscal 2023, Signet’s Sustainability program was guided by our 2030 Corporate Sustainability Goals (CSGs). Each CSG has a Signet Leadership Team sponsor to effectively integrate sustainability into Signet’s business operations.	Signet executives and leaders advanced their involvement and oversight of climate risk and opportunities through our Climate Action and Sustainability Committee (CASC). The CASC also addresses increased demand for ESG data disclosures.

SIGNET JEWELERS	6	2023 PROXY STATEMENT

Signet Jewelers Limited	May 4, 2023
Clarendon House 2 Church Street
Hamilton HM11, Bermuda

Solicitation of Proxies

The proxy or proxies accompanying this proxy statement and relating to shares of Class A Common Stock, par value $0.18 per share (the “Common Shares”), and the Series A Convertible Preference Shares, par value $0.01 per share (the “Preferred Shares”), are solicited on behalf of the Board of Directors of Signet Jewelers Limited, a Bermuda corporation, for exercise at the annual meeting of shareholders to be held on Friday, June 16, 2023 at 11:00 a.m., Eastern Time (the “Annual Meeting” or “Meeting”). Due to the Company’s interest in protecting the health and safety of all attendees and other benefits set forth in the “Shareholder Q&A” section of this Proxy Statement, the Meeting will be held in a virtual meeting format only via live audio webcast at www.virtualshareholdermeeting.com/SIG2023. You will not be able to attend the Meeting in person. If you plan to attend the Meeting virtually, please review the instructions for attendance included in the “Shareholder Q&A” section below.

This proxy statement and related form of proxy are being made first available to shareholders on or about May 4, 2023.

Unless otherwise specifically stated or the context otherwise requires, all references in this proxy statement to the “Company,” “Signet,” “we,” “our,” “us” and similar terms refer to Signet Jewelers Limited and its subsidiaries.

SIGNET JEWELERS	7	2023 PROXY STATEMENT

Proposal 1: Election of Directors

We are asking shareholders to consider twelve nominees for election to the Board to serve until the next annual meeting of shareholders or until their successors are duly elected. Each Director standing for election has the endorsement of the Board and the Governance & Technology Committee. The Director nominees bring a variety of backgrounds, skills and experiences that contribute to a well-rounded and diverse Board to effectively guide our ongoing Inspiring Brilliance strategy, oversee our operations in an evolving retail environment and goals to gain market share in the jewelry industry and drive long-term shareholder value.

Seated (left to right): R. Mark Graf, Eugenia Ulasewicz, André V. Branch, Nancy Reardon

Standing: (left to right): Helen McCluskey, Zackery A. Hicks, Dontá L. Wilson, H. Todd Stitzer, Virginia “Gina” C. Drosos, Brian Tilzer, Jonathan Seiffer, Sharon McCollam

SIGNET JEWELERS	8	2023 PROXY STATEMENT

ELECTION OF DIRECTORS

Director Qualifications and Experience

Our Governance & Technology Committee performs an annual assessment of the skills and the experience needed to maintain a well-rounded, diverse and effective Board and summarizes such assessment in a tabular matrix. In Fiscal 2022, the Committee revised the list of qualifications and experience to better align with the current needs of the Company, which remained current for Fiscal 2023. The Committee uses the matrix to assess the composition of the Board and to identify desired qualifications and experience for potential candidates. The following matrix provides a summary of the criteria used for each qualification and experience trait measured, as well as the total number of Director nominees that demonstrate the specific skills, knowledge and experience traits. Individuals may possess other valuable skills, knowledge and experience even though they are not included in the matrix below:

DIRECTORS QUALIFICATIONS, SKILLS AND EXPERIENCE

EXECUTIVE LEADERSHIP EXPERIENCE 11

Experience serving as a chief executive or other senior executive of a public company or a private company with substantial operations.

FINANCIAL & ACCOUNTING LITERACY 10

Senior-level experience or expertise in finance, accounting or auditing providing in-depth understanding of public company financial reporting and internal controls.

CAPITAL ALLOCATION & FINANCIAL MARKETS 9

Senior-level experience or expertise in evaluating capital resources, opportunities and allocation to support operations and business growth and return value to shareholders.

STRATEGIC PLANNING & ANALYSIS 12

Senior-level experience evaluating and driving strategic direction and growth of an enterprise.

BUSINESS DEVELOPMENT, MERGERS & ACQUISITIONS 10

Experience in identifying, evaluating and/or integrating strategic transactions.

OPERATIONS, PROCUREMENT & SUPPLY CHAIN MANAGEMENT 8

Senior-level operational experience and expertise in effective supply chain management, OmniChannel distribution and logistics operations.

HUMAN RESOURCES & TALENT DEVELOPMENT 12

Senior-level experience or expertise with human capital management, executive compensation and succession planning.

BRAND MANAGEMENT, MARKETING, MERCHANDISING & PRODUCT DEVELOPMENT 9

Senior-level experience or expertise related to brand management, marketing, merchandising, customer engagement and product development.

RETAIL INDUSTRY 12

Senior-level experience or expertise in the operation of a retail or consumer products company.

INTERNATIONAL BUSINESS 10

Senior-level experience overseeing international operations or working outside the United States providing a relevant cultural and regulatory perspective over international business.

INFORMATION TECHNOLOGY, CYBERSECURITY & DATA PRIVACY 7

Significant technical expertise in information technology and cybersecurity or overseeing risk management with respect to protecting technology systems, and company and customer information.

DIGITAL, MULTI-CHANNEL & SOCIAL MEDIA 10

Extensive experience or expertise in the use of technology, digital capabilities, data analytics and/or channel connectivity as it relates to retail and/or marketing operations.

RISK OVERSIGHT & MANAGEMENT 11

Senior-level or significant operational experience identifying, assessing, prioritizing, monitoring and mitigating enterprise-level risks.

ETHICS, CORPORATE SOCIAL RESPONSIBILITY, ENVIRONMENTAL, CLIMATE CHANGE AND SUSTAINABILITY MATTERS 11

Extensive knowledge or experience overseeing ethics, corporate governance, corporate social responsibility, environmental and sustainability matters.

COMMUNICATION 11

Senior-level experience or expertise in effectively sharing information within the company and with the public, including in investor relations.

PUBLIC COMPANY BOARD EXPERIENCE 10

Experience serving on the board and board committees of other public companies.

SIGNET JEWELERS	9	2023 PROXY STATEMENT

ELECTION OF DIRECTORS

Board Diversity, Independence and Tenure

The Company’s Corporate Governance Guidelines and NYSE listing standards require that independent Directors constitute a majority of the Board. All Directors, other than Ms. Drosos, our CEO, have been affirmatively determined by the Board to be independent in accordance with all applicable standards.

In addition to the skills and qualifications listed above under “Director Qualifications and Experience”, diversity is one of the key attributes the Governance & Technology Committee considers in identifying potential candidates for the Board, including diversity in terms of business experience, functional skills, age, gender, ethnicity and other qualities. Considering diversity for the candidates on our Board is consistent with the goal of creating a Board that best serves the needs of our Company and the interests of our shareholders and customers.

We believe that diversity with respect to tenure is also important to match the evolving needs of the business, and balance deep experience and knowledge of the Company with new perspectives. Therefore, we aim to maintain an appropriate balance of tenure across our Board. In furtherance of the Board’s active role in Board succession planning and refreshment, the Board has appointed eight new Directors since the beginning of 2017.

The following charts summarize the independence, tenure, age and self-identified gender and ethnic diversity of our Director nominees	* None of our Directors identified as non-binary upon inquiry.
12 BOARD MEMBERS 46-71 Years AGE RANGE 6.42 Years AVERAGE TENURE 80% of Standing Board Committees are chaired by women

SIGNET JEWELERS	10	2023 PROXY STATEMENT

ELECTION OF DIRECTORS

DIRECTOR NOMINEES

Principal Occupation and Experience

Todd Stitzer has been Chairman of the Board of Signet since June 2012. Mr. Stitzer is also a member of the board of directors of Massachusetts Mutual Life Insurance Company, a privately held mutual life insurance company, where he served as Lead Director from 2018 to 2020 and Chairman of the Audit Committee from 2015 to 2018. Previously, Mr. Stitzer was, until its acquisition by Kraft, Inc. in 2010, the Chief Executive Officer of Cadbury plc (previously Cadbury Schweppes plc). He joined Cadbury in 1983 as Assistant General Counsel for North America, later moving into strategic planning, marketing and sales roles and becoming CEO of Cadbury plc’s wholly owned subsidiary, Dr Pepper/7 Up in 1997. Mr. Stitzer served on the board of directors of Diageo plc from 2004 through 2013, on the advisory committee to the board of Virgin Group Holdings from 2010 through 2014 and on the advisory board of Hamlin Capital Management LLC, a privately held investment advisory firm from 2010 to 2019. Mr. Stitzer attended Springfield College, holds a bachelor’s degree from Harvard University and a J.D. from Columbia Law School.

Director Qualifications and Key Skills and Attributes

Mr. Stitzer has extensive global experience in senior legal, marketing, sales, strategy development and leadership roles. His executive leadership, strategic transformation experience, legal and commercial and brand-building expertise make him well suited to serve as the Chairman of our Board.

H. TODD STITZER CHAIRMAN OF THE BOARD, INDEPENDENT Age: 71 Director Since: January 2012 Gender Identification: Male

	Private Directorship Massachusetts Mutual Life Insurance Company	Former Directorship Diageo plc

Principal Occupation and Experience

Virginia “Gina” C. Drosos was appointed Chief Executive Officer of the Company on August 1, 2017. Prior to joining Signet, Ms. Drosos served as President and CEO and a director of Assurex Health from 2013 to 2017, an innovative personalized medicine company which she and her team grew multi-fold, executed the strategic sale of the company to Myriad Genetics, Inc., and were awarded Ohio’s most successful Exit of the Year. Previously, she served in roles of increasing responsibility during her 25-year career at the Procter & Gamble Company until September 2012, including serving as Group President, where she had global responsibility of the company’s fast growing Beauty business unit and directed its strategy, operations, financials, brand portfolio, and long-term business development. Since February 2022, Ms. Drosos has served on the board of directors of Foot Locker, Inc., a publicly traded global retailer of footwear and apparel. She previously served on the board of directors of American Financial Group Inc., a publicly traded insurance holding company, from 2013 to December 2021. Ms. Drosos serves as a director of Akron Children’s Hospital, a pediatric acute care hospital in Northeast Ohio, since April 2019. Ms. Drosos holds a BBA from the University of Georgia and an MBA from the Wharton School of the University of Pennsylvania.

Director Qualifications and Key Skills and Attributes

With her broad background in strategic, business, and financial planning and operations, Ms. Drosos brings valuable skills and insights to the Company including proven expertise in strategy, branding, marketing, digital commerce, and global operations. Ms. Drosos brings more than 30 years’ executive leadership experience in the retail, consumer goods, and healthcare industries, including extensive business expansions into new product lines, retail channels, and geographies. Ms. Drosos is a visionary and transformative leader with an entrepreneurial mindset and proven track record of growing and scaling global businesses through bold strategies, product and experience innovation, and heightened employee engagement.

VIRGINIA C. DROSOS CHIEF EXECUTIVE OFFICER Age: 60 Director Since: July 2012 Gender Identification: Female

	Public Directorship Foot Locker, Inc.	Former Directorships American Financial Group, Inc. Assurex Health

SIGNET JEWELERS	11	2023 PROXY STATEMENT

ELECTION OF DIRECTORS

Principal Occupation and Experience

André Branch has served as Senior Vice President and General Manager of MAC Cosmetics North America at Estée Lauder Companies, a publicly traded multinational cosmetics company, since March 2020. In his current role, he oversees the entire operations of MAC Cosmetics across all channels including free standing stores, department stores, specialty-multi, pure play, and eCommerce. His responsibilities include, but are not limited to strategy development and execution, supply chain management, marketing, innovation, commercial management, customer experience design, data analytics and management, consumer research, and talent pipeline development. Prior to joining Estée Lauder, he served in various roles at L’Oréal USA, a wholly owned subsidiary of L’Oréal S.A., a publicly traded multinational cosmetics company. He was Senior Vice President, E-Commerce and Digital Operations from 2018 to 2020, where he ran digital and eCommerce operations for L’Oréal’s USA operations, and National Account Sales Vice President at Macy’s for Lancôme from 2014 to 2015. Between his stints at L’Oréal, he served as President, E-Commerce Division at The Nature’s Bounty Company, a privately held vitamins and nutritional supplements manufacturer, from 2016 to 2017 and CMO, Consumer Packaged Goods Division at The Nature’s Bounty Company from 2015 to 2016. He is a seasoned General Manager and brand builder having worked at various Consumer Packaged Goods companies, including Diageo and Kraft Foods. Mr. Branch holds an MBA from the University of Michigan, a bachelor’s degree in economics from the University of Maryland and is NACD Directorship Certified.

Director Qualifications and Key Skills and Attributes

As a general management and marketing executive with over 25 years of experience at some of the world’s leading consumer packaged goods companies, Mr. Branch brings to our Board contemporary omnichannel experience, a strong marketing core and passion for building and reinventing luxury brands.

ANDRÉ V. BRANCH INDEPENDENT DIRECTOR Age: 51 Director Since: February 2021 Gender Identification: Male
Committees Audit Finance

Principal Occupation and Experience

Mark Graf served as Chief Financial Officer of Discover Financial Services, a publicly traded financial services company, from April 2011 to September 2019, including service as the company’s Chief Accounting Officer from April 2011 to December 2012. Prior to joining Discover, he served as an Investment Advisor at Aquiline Capital Partners from 2008 to 2010 and a Partner at Barrett Ellman Stoddard Capital Partners from 2006 to 2008. Mr. Graf also served in various roles at Fifth Third Bancorp from 2001 to 2006 and AmSouth Bancorporation from 1994 to 2001. Mr. Graf currently serves on the board of directors of Harmony Biosciences Holdings, Inc., a publicly traded commercial-stage pharmaceutical company, since November 2020. He also serves on the board of directors of Castle Creek Biosciences, Inc., a privately held clinical-stage cell and gene therapy company, since 2021. He previously served on the board of directors of BNC Bancorp, formerly a publicly traded bank holding company, from 2010 to 2011. Mr. Graf holds a bachelor’s degree in Economics from the Wharton School.

Director Qualifications and Key Skills and Attributes

Mr. Graf has nearly 20 years of experience in C-Suite leadership roles in major public financial firms, as well as experience as an investor. His extensive capital analysis, consumer credit and financial management expertise, as well as his risk management and real estate skills bring valuable experience and insight to the Board.

R. MARK GRAF INDEPENDENT DIRECTOR Age: 58 Director Since: July 2017 Gender Identification: Male
	Committees Finance (Chair) Audit Human Capital Management & Compensation	Public Directorship Harmony Biosciences Holdings, Inc.	Private Directorship Castle Creek Biosciences, Inc.	Former Directorship BNC Bancorp

SIGNET JEWELERS	12	2023 PROXY STATEMENT

ELECTION OF DIRECTORS

Principal Occupation and Experience

Zackery Hicks has served as Chief Digital and Technology Officer at Kimberly-Clark Corporation, a multinational personal care corporation, since July 2022. At Kimberly-Clark, he is responsible for digital and business transformation, providing innovative next-generation technology solutions to deliver growth, build brands and create competitive advantage for the company. He previously served as Executive Vice President and Chief Digital Officer of Toyota Motors North America, Inc., a subsidiary of Toyota Motor Corporation, a multinational automotive manufacturer, from April 2018 to July 2022, and held roles of increasing responsibility with Toyota since 1996. While at Toyota Motor Corporation, Mr. Hicks led Toyota’s Digital Transformation and Mobility efforts which included the strategy, development and operations of all systems and technology for the company’s North American operations and its connected car ecosystem. He also served as the CEO and President of Toyota Connected North America through July 2022, responsible for driving the transformation of Toyota from an automobile company to a mobility company through the use of connected intelligence services. Mr. Hicks earned a bachelor’s degree in business management from Pepperdine University and an MBA from the University of California at Irvine.

Director Qualifications and Key Skills and Attributes

Mr. Hicks has successfully delivered large-scale innovation and efficiency across business operations through advanced technology and data science. He also brings diversity of industry experience and a start-up mindset to complement Signet’s Board.

ZACKERY A. HICKS INDEPENDENT DIRECTOR Age: 59 Director Since: October 2018 Gender Identification: Male
Committees Governance & Technology Corporate Citizenship & Sustainability

Principal Occupation and Experience

Helen McCluskey served as President and Chief Executive Officer and a member of the board of directors of The Warnaco Group, Inc. from 2012 until its 2013 acquisition by PVH Corporation, when she retired and became an independent director of PVH until 2014. She joined Warnaco as Group President, Intimate Apparel in 2004, and her responsibilities continued to increase, becoming Chief Operating Officer in 2010 before becoming President and Chief Executive Officer. Prior to joining Warnaco, Ms. McCluskey held various positions of increasing responsibility with Liz Claiborne Inc. from 2001 to 2004, Playtex Apparel, Inc from 1983 to 2001 (which was acquired by Sara Lee Corporation in 1991) and Firestone Tire & Rubber Company from 1977 to 1983. Ms. McCluskey currently serves on the board of directors of Abercrombie & Fitch Co., a publicly traded clothing retailer, since February 2019. She previously served on the board of directors of Dean Foods Company, a publicly traded food and beverage company, from November 2015 to May 2020, and Avon Products Inc., a publicly traded international social selling beauty company, from July 2014 to January 2020.

Director Qualifications and Key Skills and Attributes

With Ms. McCluskey’s broad background in strategy, business planning, operations, branding, merchandising and marketing, she brings valuable skills and insight to the Company. Her leadership experience at a publicly traded company provides valuable corporate leadership and management insight to our Board.

HELEN MCCLUSKEY INDEPENDENT DIRECTOR Age: 68 Director Since: August 2013 Gender Identification: Female
	Committees Governance & Technology (Chair) Finance	Public Directorship Abercrombie & Fitch Co.	Former Directorships Avon Products, Inc. Dean Foods Company

SIGNET JEWELERS	13	2023 PROXY STATEMENT

ELECTION OF DIRECTORS

Principal Occupation and Experience

Sharon McCollam serves as President and Chief Financial Officer of Albertsons Companies, Inc., a food and drug retailer, since September 2021. Prior to Albertsons, she served as the Chief Financial Officer and Chief Administrative Officer of Best Buy Co., Inc., a multinational consumer electronics retailer, from December 2012 until June 2016 and remained a senior advisor through January 2017. Prior to Best Buy, Ms. McCollam served in roles of increasing responsibility at Williams-Sonoma Inc. from 2000 to 2012, including Executive Vice President, Chief Operating and Chief Financial Officer. She is currently a member of the board of directors for Stitch Fix, Inc., a publicly traded online personal styling service and retailer, since November 2016. She previously served on the board of directors for Advance Auto Parts, Inc., an automotive parts provider, from February 2019 to August 2021, Chewy, Inc., an online retailer of pet products, from June 2019 to September 2021, and Whole Foods Market, a publicly traded grocery company, from May 2017 until its acquisition by Amazon in August 2017. She also serves on the board of privately held GetYourGuide AG, an online travel agency and marketplace, since October 2019. She holds a B.S. in Accounting from the University of Central Oklahoma and is a Certified Public Accountant.

Director Qualifications and Key Skills and Attributes

Ms. McCollam has significant experience with major public companies in C-suite positions and has been recognized as the co-pilot of a foremost OmniChannel turnaround in the retail sector while at Best Buy. She brings significant expertise in retail, finance, supply chain management, technology, customer care, real estate, enterprise shared services and store development to our Board.

SHARON L. MCCOLLAM INDEPENDENT DIRECTOR Age: 60 Director Since: March 2018 Gender Identification: Female
	Committees Audit (Chair) Governance & Technology	Public Directorship Stitch Fix, Inc.	Private Directorship GetYourGuide AG	Former Directorships Advance Auto Parts, Inc. Chewy, Inc. Whole Foods Market

Principal Occupation and Experience

Nancy Reardon served as Senior Vice President and Chief Human Resources & Communications Officer of Campbell Soup Company from 2004 until her retirement in April 2012. Previously, she was Executive Vice President, Human Resources of Comcast Corporation from 2002 to 2004. Her prior human resources leadership positions also include Borden Capital Management Partners, Duracell, Inc., American Express Company, Avon Products, Inc., and General Electric. Ms. Reardon currently serves on the board of directors of Big Lots, Inc., a publicly traded discount retailer, since 2015. She previously served on the board of directors of The Warnaco Group, Inc., formerly a publicly-traded apparel company, from 2004 to 2013. In 2009, Ms. Reardon was named a Fellow of the National Academy of Human Resources. She holds a B.S. in Psychology from Union College and an M.S. in Social Psychology from Syracuse University.

Director Qualifications and Key Skills and Attributes

Ms. Reardon is widely recognized as a leading human resources and communications executive, has significant public company experience, and has played key roles shaping strategic and operating plans, as well as helping transform corporate culture.

NANCY A. REARDON INDEPENDENT DIRECTOR Age: 70 Director Since: March 2018 Gender Identification: Female
	Committees Human Capital Management & Compensation (Chair) Corporate Citizenship & Sustainability	Public Directorship Big Lots, Inc.	Former Directorship The Warnaco Group, Inc.

SIGNET JEWELERS	14	2023 PROXY STATEMENT

ELECTION OF DIRECTORS

Principal Occupation and Experience

Jonathan Seiffer currently serves as a Senior Partner with Leonard Green & Partners, L.P. (“Leonard Green”), a private equity firm which is one of Signet’s significant shareholders, which he joined in 1994. Before joining Leonard Green, he worked in corporate finance at Donaldson, Lufkin & Jenrette, a US investment bank. Mr. Seiffer currently serves on the board of directors of AerSale Corporation, a publicly traded aftermarket provider of aviation products and services, since January 2010, and Mister Car Wash, Inc., a publicly traded national car wash operator, since August 2014. Previously, he served on the board of directors of BJ’s Wholesale Club, a publicly traded warehouse club operator, from 2011 to June 2020, and Whole Foods Market, Inc., a then-publicly traded grocery company, from December 2008 until August 2017. He also serves on the board of directors of Authentic Brands Group, a privately-held brand development, marketing and entertainment company, since 2010. Mr. Seiffer earned a Bachelor of Applied Sciences in Systems Engineering and a B.S. in Economics from the University of Pennsylvania. Mr. Seiffer was nominated for service as a Director by Leonard Green (as described under “Director Qualifications and Experience” below).

Director Qualifications and Key Skills and Attributes

Mr. Seiffer brings knowledge and experience in finance, and broad-based experience in the leadership of retail businesses and companies undergoing transformations. He also offers the Board a valuable investor perspective and insight from the world of private equity, by virtue of his service as a Senior Partner of Leonard Green, a significant shareholder of the Company.

JONATHAN SEIFFER INDEPENDENT DIRECTOR Age: 51 Director Since: June 2019 Gender Identification: Male
	Committees Audit Human Capital Management & Compensation	Public Directorship AerSale Corporation Mister Car Wash, Inc.	Private Directorship Authentic Brands Group	Former Directorships BJ’s Wholesale Club Holdings, Inc. Whole Foods Market, Inc.

Principal Occupation and Experience

Brian Tilzer has served as Chief Digital, Analytics and Technology Officer at Best Buy, a multinational consumer electronics retailer, since May 2018. In his current role, he leads a complex operational division focused on digital transformation, analytics and technology. Previously, he was Chief Digital Officer at CVS Health Corporation, a publicly traded healthcare and retail pharmacy company, from 2013 until 2018, where he scaled an enterprise-wide digital program to over 50 million active users. Prior to CVS Health, Mr. Tilzer was the Senior Vice President of Global eCommerce at Staples, where he developed and led several multi-channel digital innovation strategies. Mr. Tilzer holds a bachelor’s degree from Tufts University and an MBA from the Wharton School.

Director Qualifications and Key Skills and Attributes

Mr. Tilzer has more than 25 years of experience in information technology, strategic business development, digital transformation, planning and analysis and operations with a deep concentration in corporate, OmniChannel and eCommerce strategy.

BRIAN TILZER INDEPENDENT DIRECTOR Age: 52 Director Since: February 2017 Gender Identification: Male
Committees Governance & Technology Corporate Citizenship & Sustainability

SIGNET JEWELERS	15	2023 PROXY STATEMENT

ELECTION OF DIRECTORS

Principal Occupation and Experience

Eugenia Ulasewicz has a plural board career serving on numerous international retail sector public company boards and is a global retail industry expert, most recently as the President of Burberry Group plc’s Americas division, responsible for the US, Canada, Latin America, Central and South America, until her retirement in March 2013. Ms. Ulasewicz joined Burberry in 1998 and became a member of its executive committee in 2006. Prior to joining Burberry, she held positions of increasing responsibility with Saks, Inc. from 1993 to 1998, Galeries Lafayette from 1991 to 1993 and Bloomingdales, a division of Macy’s, Inc. (formerly Federated Department Stores, Inc.) from 1975 to 1991. She currently serves on the board of directors of two additional publicly traded companies, including Vince Holding Corp., a global luxury apparel and accessories company, since April 2014, and Dufry Group, the world’s largest global travel retailer, since May 2021. Previously, she served as a director of ASOS pic, a global online fashion retailer, from April 2020 to January 2023, Bunzl plc, an international distribution company, from April 2011 to April 2020, and Hudson Group, a travel retailer, from Feb 2018 through December 2020 when it merged with its majority shareholder Dufry Group. She is a Board Leadership Fellow of the National Association of Corporate Directors. Ms. Ulasewicz holds a B.S. from the University of Massachusetts and a Doctor of Laws from the College of Mount Saint Vincent.

Director Qualifications and Key Skills and Attributes

Ms. Ulasewicz’ s extensive experience serving on the boards of global public companies and her expertise in retail, branding, marketing, OmniChannel, global operations and general management provides valuable skills and insights to the Company.

EUGENIA ULASEWICZ INDEPENDENT DIRECTOR Age: 69 Director Since: September 2013 Gender Identification: Female
	Committees Corporate Citizenship & Sustainability (Chair) Human Capital Management & Compensation	Public Directorships Vince Holding Corp. Dufry Group	Former Directorships ASOS plc Bunzl plc Hudson Ltd.

Principal Occupation and Experience

Dontá Wilson has served as Chief Retail and Small Business Banking Officer at Truist Financial Corporation, a publicly traded financial services company, since March 2022. He previously served as Chief Digital and Client Experience Officer from 2018 to 2022 and was named Chief Client Experience Officer in 2016. In his current role, he leads more than 23,000 teammates in the retail, small business and premier segments at Truist, is responsible for more than 2,100 community banking branches; 3,200 ATMs; 12 contact centers; and oversees deposit and loan products, including mortgage and credit approval. He also leads marketing, client analytics, client experience strategy and digital banking, which includes digital sales, transformation, innovation, and strategy. He joined Truist’s predecessor in 1995 and has held various positions of increasing responsibilities. Prior to becoming Chief Client Experience Officer, he served as the Group/State President for Georgia from 2014 to 2016 and President for Alabama from 2009 to 2014. Mr. Wilson received an MBA from the University of Maryland and a bachelor’s in business administration from the University of North Carolina at Charlotte.

Director Qualifications and Key Skills and Attributes

With his proven track record of positively impacting growth, digital transformation, brand equity and culture across organizations, financial, marketing and data analytics expertise, and focus on delivering a distinctive client experience as a tech-savvy and strategic thinking executive, Mr. Wilson brings a unique and valuable perspective to the Board and Company.

DONTÁ L. WILSON INDEPENDENT DIRECTOR Age: 46 Director Since: February 2021 Gender Identification: Male
Committees Finance Human Capital Management & Compensation

The Board of Directors Recommends a Vote “FOR” Each of the Nominees Named Above.

SIGNET JEWELERS	16	2023 PROXY STATEMENT

Board of Directors and

Corporate Governance

ROLE OF THE BOARD

The Board’s prime objective is the sustainable enhancement of business performance and shareholder value. It is responsible for determining all major policies, ensuring that effective strategies and management are in place, assessing Signet’s performance and that of its senior management, reviewing the systems of internal control and risk management and providing oversight of policies relating to good corporate governance, ethics, sustainability and other matters.

BOARD LEADERSHIP STRUCTURE AND COMPOSITION

Separate and Independent Chairman

The Company has a Chairman of the Board separate from its CEO whom the Board has determined to be independent under NYSE Listing Standards. The Board considers a clear division of responsibilities between the Director responsible for leadership of the Board and the principal executive responsible for the Company’s day-to-day operations important to the Board’s effectiveness and efficiency. The Board has therefore determined that separating the roles of Chairman and CEO is in the best interests of the Company and its shareholders at the present time and established the following division of responsibilities between the Chairman and the CEO:

THE CHAIRMAN IS RESPONSIBLE FOR:	THE CEO IS RESPONSIBLE FOR:

◆  Effectively running the Board, including an ongoing evaluation of its performance and that of individual Directors and the Board’s compliance with corporate governance requirements and best practices;

◆  Consulting with and advising executive management about planned presentations to the Board, involving but not limited to, topics of longer-term strategy, medium-term plans, annual budgeting or, at the Chairman’s discretion, any other significant matters;

◆  Consulting with and advising the CEO on contemplated executive management personnel selections, organizational alignment and responsibilities, and compensation recommendations;

◆  Keeping the other independent Directors appropriately informed of developments within the business and shareholders’ attitudes toward the Company; and

◆  Safeguarding Signet’s reputation and representing it both internally and externally.

◆  Providing the executive leadership of the business;

◆  Developing and presenting to the Board the Company’s strategy, medium-term plans and annual budgets, and within this framework, the performance of the business;

◆  Complying with legal and corporate governance requirements, together with the social, ethical and environmental principles of Signet; and

◆  Making recommendations on the appointment and compensation of executive officers, management development and succession planning.

Independent Directors Constitute a Majority of the Board

The Board currently includes one executive Director and eleven independent Directors, including the Chairman. The Board has affirmatively determined that each of the following Directors currently serving on the Board is “independent” under all applicable NYSE standards: H. Todd Stitzer, André V. Branch, R. Mark Graf, Zackery A. Hicks, Helen McCluskey, Sharon L. McCollam, Nancy A. Reardon, Jonathan Seiffer, Brian Tilzer, Eugenia Ulasewicz and Dontá L. Wilson. In determining “independence” the Board considers any commercial, consulting, legal, accounting, charitable or any other business or non-business relationships that a Director or his or her immediate family may have with the Company. No such relationship exists for any of the independent Directors. In making its determination with respect to the independence of Mr. Seiffer, the Board considered certain advisory services provided by personnel of Leonard Green for no fee in connection with the acquisition of Diamonds Direct during Fiscal 2022.

SIGNET JEWELERS	17	2023 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board Membership Selection

The identification, screening, and selection of qualified directors with diverse skills and viewpoints is a key element of the success and effectiveness of our Board. The Governance & Technology Committee considers the composition of our Board, evaluates prospective nominees and recommends candidates for full Board approval. The Board’s evaluation is focused on the business and strategic needs of the Company and the desired composition of the Board. Eight of our current Directors have been added to the Board since Fiscal 2018, seven of whom were added through the process noted below and one of whom was nominated and elected by Leonard Green under the nomination and voting rights described below.

Board Nomination Right of Leonard Green

Pursuant to a shareholder agreement by and between the Company and affiliates of Leonard Green, one of the Company’s significant shareholders, Leonard Green has a right to designate one individual to be nominated by the Board for election as a Director. On August 24, 2016, the Company entered into an investment agreement and the shareholders’ agreement (the “LGP Agreements”) with Green Equity Investors VI, L.P. and Green Equity Investors Side VI, L.P. (the “Investors”), both affiliates of Leonard Green, relating to the issuance and sale to the Investors of the outstanding Preferred Shares. The terms of the Preferred Shares provide that the holders of the Preferred Shares, voting separately as a class, have the right to elect one member of the Board. Pursuant to the LGP Agreements, Leonard Green also has the right to appoint one non-voting observer to attend all Board meetings. Mr. Seiffer was designated as a Director nominee for election at the Annual Meeting in accordance with the LGP Agreements, and will be elected by the affirmative vote of the Preferred Shares, and Mr. Jeff Suer has been appointed as the non-voting observer.

Board Diversity Policy

The Board Diversity Policy provides that in reviewing and assessing Board composition, the Governance & Technology Committee will consider diversity of business and industry experience, functional skills, gender,

SIGNET JEWELERS	18	2023 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

ethnicity, age and other qualities in order to maintain an appropriate range and balance of skills, experience and background on the Board. The Board and Governance & Technology Committee are committed to including qualified, diverse candidates in prospective director candidate pools. The Board Diversity Policy is available on request from the Corporate Secretary and at www.signetjewelers.com/investors/corporate-governance/documents-and-charters/. Consistent with the Company’s diversity and inclusion efforts and the Board Diversity Policy, upon the recommendation of the Governance & Technology Committee, the Board appointed of two ethnically diverse individuals, André V. Branch and Dontá L. Wilson, to our Board in February 2021.

Director Tenure Policy

The Board maintains a Director Tenure Policy, pursuant to which each independent Director must not stand for re-election to the Board at the next annual meeting of shareholders following his or her 12th anniversary of service on the Board, unless the Board in its absolute discretion determines that it is in the best interests of the Company and its shareholders to nominate the Director for election to serve for an additional period of time. In addition to considering director tenure, the Governance & Technology Committee must (1) regularly review the structure, size and composition of the Board and make recommendations with regard to any changes, and (2) evaluate each incumbent director’s specific experience, qualifications, attributes, skills, performance, independence, diversity and experience required in light of the Company’s business and structure before recommending the nomination of that director for an additional term. The Director Tenure Policy is available on request from the Corporate Secretary and at www.signetjewelers.com/investors/corporate-governance/documents-and-charters/.

BOARD PRACTICES AND PROCEDURES

Director Attendance at the Annual Meeting of Shareholders

All Directors are required to attend the annual meeting of shareholders. The Board schedules a Board meeting on the date of the annual meeting of shareholders to facilitate attendance at the annual meeting of shareholders by Directors. All Directors who were serving at the time attended the annual meeting of shareholders held in June 2022 except for one Director who had a prior obligation.

Meetings and Attendance During Fiscal 2023

In Fiscal 2023, the Board met seven times (including meetings by video conference). On average, the incumbent Directors attended over 95% of the aggregate number of meetings of the Board and those Board Committees on which they served during Fiscal 2023 and no single incumbent Director attended less than 82% of the meetings of the Board and Board Committee on which they served during Fiscal 2023.

Executive Sessions of Independent Directors

Independent Directors meet regularly in executive sessions without management participation. The Chairman presides at those meetings.

Board and Committee Self-Evaluation

Led by the Chair of our Governance & Technology Committee, the Board conducts a comprehensive evaluation of the effectiveness of the Board, its Committees, and individual Directors on an annual basis.

This process is designed to solicit the following feedback from each Director:

◆	matters that the Directors believe should receive more attention during Board and Committee meetings;

◆	how the Board’s and each Committee’s composition, leadership, meeting and information processes and interactions as a Board and with management influence its effectiveness;

◆	the Directors’ roles and responsibilities; and

◆	future development needs of the Board and the Directors.

Feedback from this evaluation is utilized to facilitate and inform Board refreshment, refine the functionality and processes of Board and Committee operations, and gain Board member perspectives on whether the Directors’ skills are matched to the Company’s strategies, business needs, and risk profile.

SIGNET JEWELERS	19	2023 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The Governance & Technology Committee Chair oversees the self-evaluation process, which includes the development and approval of the evaluation design by the Governance & Technology Committee, its administration through interviews by management or a third party, analysis and summarization of the results and a report to the full Board on an anonymous basis. In Fiscal 2023, the Board engaged outside counsel to facilitate its annual Board evaluation process, which is more fully illustrated below:

BOARD SELF-EVALUATION PROCESS

DISCUSSION OUTLINE	The self-evaluation is facilitated through a discussion outline developed by the Governance & Technology Committee and outside counsel. The discussion outline includes a series of topics and questions designed to solicit constructive feedback to be used in improving Board, Committee, and individual Director effectiveness.

CONFIDENTIAL INTERVIEWS	Members of our Board participate in the evaluation discussion individually through an interview by outside counsel, responding to questions based on the discussion outline, with follow-up questions depending upon the responses provided.

ANALYSIS OF FEEDBACK	Director feedback solicited from the interviews is analyzed for any trends, including areas of strength or areas for improvement. Outside counsel presents key findings on an anonymous basis to the Governance & Technology Committee, the full Board and management.

RESPOND TO INPUT	The Board and the Committees discuss the results of the evaluation and, in response to the feedback, determine whether to implement any of the recommendations or suggestions as appropriate to improve processes and procedures to further improve the effectiveness of the Board and Committees. The Board and Committees work with management to take any appropriate actions to implement these changes.

Board Continuing Education

All Directors are encouraged to attend educational programs related to the fulfillment of their duties as members of our Board and Board Committees, including programs sponsored by universities, governance associations, our independent auditors, or other organizations. The Company reimburses Directors for any reasonable expenses in connection with such programs. On a quarterly basis, Directors are provided with a list of educational opportunities and events covering issues and trends that are relevant to their service on the Board or Board Committees. From time to time, the Board also engages outside speakers to present to the Board on topics such as governance trends, cybersecurity and ESG issues.

In addition, Directors receive regular communications regarding press coverage, current events relating to our business and inspiring stories related to our customers or team members, and investor relations updates regarding analyst and rating agency reports and updates, as well as feedback from our shareholders.

SIGNET JEWELERS	20	2023 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

BOARD OVERSIGHT OF RISK

One of the Board’s most important roles involves risk oversight. While senior management has primary responsibility for managing day to day risks, the Board has responsibility for risk oversight with specific risk areas delegated to its Committees, whose deliberations are reported to the full Board. Our risk oversight process, including key risk focus areas for the Board and each of its Committees, is summarized below.

SIGNET JEWELERS	21	2023 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Enterprise Risk Management

The General Counsel coordinates the collection of risk management information and is responsible for assessing the Company’s day-to-day risk management processes and, in coordination with the Company’s Chief Audit Executive, internal controls and seeks to ensure such processes satisfy the applicable standards at both business function and corporate levels. The General Counsel chairs Signet’s Risk Committee, which operates under a Board approved written charter, consists of key functional and banner leaders throughout the Company, and meets quarterly to review Signet’s risk management processes, emerging issues, new regulations, and principal risks. These findings are reported periodically to the Board and Audit Committee.

In addition, the Board, its Committees and individual Board members have full access to management to further discuss any risks impacting the Company or internal controls.

Board Oversight Regarding the Impact of COVID-19

When the COVID-19 pandemic reached the UK, North America and our other international locations in Fiscal 2021, with the support of the Board, management’s strategic priorities quickly shifted to, among other matters, (1) protect the health and safety of our team members and customers, (2) ensure adequate liquidity of the business, (3) mitigate and monitor a wide array of potential risks stemming from or exacerbated by the pandemic; (4) pivot focus and investments to accelerate our digital, eCommerce, flexible fulfillment and distribution capabilities, and (5) implement a remote working model for Signet team members.

As the effects of COVID-19 lingered into Fiscal 2023, the Board continued to monitor health and safety protocols and the changes in our operations and policies, such as remote and hybrid work arrangements and distribution capabilities, as well as continued risks associated with macroeconomic conditions that stemmed from or were exacerbated by the pandemic, such as a prolonged economic downturn, shifts in consumer spending, rising inflation and supply chain disruptions.

Compensation Policies and Risk Taking

The Human Capital Management & Compensation Committee has evaluated the Company’s policies and practices of compensating team members and has determined that they are not reasonably likely to have a material adverse effect on the Company. The Human Capital Management & Compensation Committee has reached this conclusion based in part on a review conducted by its independent compensation consultant that analyzed the Company’s compensation policies and practices for all team members, including executive officers. The Human Capital Management & Compensation Committee noted several aspects of the compensation programs that reduce the likelihood of excessive risk-taking:

◆	Compensation for the executive officers is a mix of fixed and variable awards, with share-based compensation that vests in accordance with both time- and performance-based criteria;

◆

The executive officer annual short-term and multi-year long-term incentive programs are both based on performance targets the Human Capital Management & Compensation Committee believes are closely tied to the creation of long-term shareholder value. These performance targets for executive officers are reviewed and approved by the Committee and set in advance, with above-target payouts reviewed to ensure a reasonable sharing of value created between management and shareholders. Performance achievement under the incentive plans is determined based on the Company’s financial results, which are audited by the Company’s independent registered public accounting firm before annual short-term incentive plan payments are made. See the Compensation Discussion and Analysis (“CDA”) of this Proxy Statement for more information on the performance metrics used for the Fiscal 2023 short-term and long-term incentive programs;

◆

Equity compensation is provided through annual grants under the long-term incentive plan that is a combination of annually granted time-based restricted stock units that generally vest ratably over three years and performance-based restricted stock units that vest over three-year overlapping vesting periods. This approach addresses longer “tail” risks as participants remain subject to performance achievement risks associated with their ongoing and overlapping vesting cycles. In Fiscal 2023, given the difficulty of setting appropriate performance targets in light of the uncertainty caused by the pandemic, the Human Capital Management & Compensation Committee approved a two-year performance measurement period with a three-year service vesting requirement for the performance-based restricted stock units;

◆	Long-term incentives are awarded in the form of whole share awards (instead of options), driving long-term share value creation, rather than potentially rewarding share price volatility;

◆	The Company seeks to maintain conservative equity utilization, considering factors such as the unusual market conditions driven by the pandemic, under share-based incentive plans;

SIGNET JEWELERS	22	2023 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

◆	The CEO and other executive officers, including all NEOs, are subject to share ownership requirements;

◆	The Company prohibits hedging, pledging or speculation of Company shares by team members and Directors;

◆

The Company has a Clawback Policy that applies to all executive officers and any other recipient of an incentive award as determined by the Human Capital Management & Compensation Committee in the event of an overpayment. Certain repayment obligations may be triggered if there is a material restatement of the financial statements. Similarly, in the interest of fairness, should a restatement result in an underpayment of incentive compensation, the Company will make up any difference. A participant’s incentive compensation may also be recouped for material violations of the Company’s Code of Conduct or Code of Ethics for Senior Officers or for other conduct deemed detrimental to the business or reputation of the Company; and

◆

The Human Capital Management & Compensation Committee is comprised entirely of independent Directors and has engaged an independent consultant to review the risks associated with its compensation programs. It reviews the payouts under the short- and long-term incentive programs, and it regularly benchmarks executive compensation against a carefully constructed and regularly reviewed peer group.

CORPORATE GOVERNANCE GUIDELINES AND CODE OF CONDUCT AND ETHICS

The Company strives to:

1 ● Act in accordance with the laws and customs of each country in which it operates;	2 ● Adopt proper standards of business practice and procedure;	3 ● Operate with integrity; and	4 ● Observe and respect the culture of each country in which it operates.

To that end, the Company has adopted Corporate Governance Guidelines that address a number of corporate governance matters in accordance with NYSE listing rules and a statement of social, ethical and environmental principles and supporting policies applicable to all officers and other team members. In addition, the Company has a policy on business integrity, as well as more detailed guidance and regulations as part of its staff orientation, training and operational procedures. These policies include the Code of Conduct, which is applicable to all Directors, officers and other team members as required by NYSE listing rules, and the Code of Ethics for Senior Officers, which applies to the Chairman, independent Directors, CEO and other senior officers. Copies of the Corporate Governance Guidelines and these codes are available on request from the Corporate Secretary and at www.signetjewelers.com/investors/corporate-governance/documents-and-charters/.

The Company intends to satisfy any disclosure requirement regarding any amendment to, or a waiver of, a provision of the Code of Ethics for Senior Officers for the Company’s principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions by posting such information on its website. There have been no such waivers granted since the beginning of Fiscal 2023.

BOARD COMMITTEES

Certain matters are delegated to Board Committees. The principal committees are the Audit Committee, Human Capital Management & Compensation Committee, Governance & Technology Committee, Corporate Citizenship & Sustainability Committee and Finance Committee.

Each Board Committee acts in accordance with a written charter detailing its purpose, procedures, responsibilities and powers, as adopted by the Board, which is reviewed annually. Copies of the charters are available on request from the Corporate Secretary and at www.signetjewelers.com/investors/corporate-governance/documents-and-charters/.

SIGNET JEWELERS	23	2023 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The composition as of May 4, 2023, key roles and responsibilities, and number of meetings held in Fiscal 2023 of each principal Board Committee are detailed below. All members of our Board Committees are independent under all applicable NYSE Listing Standards.

Committees

Nominees	AC(1)	HCMC	GT	CCS	FC

André V. Branch	◆				◆

R. Mark Graf	◆	◆			C

Zackery A. Hicks			◆	◆

Helen McCluskey			C		◆

Sharon L. McCollam	C		◆

Nancy A. Reardon		C		◆

Jonathan Seiffer	◆	◆

Brian Tilzer			◆	◆

Eugenia Ulasewicz		◆		C

Dontá L. Wilson		◆			◆

Number of Meetings Held in Fiscal 2023	7	5	4	4	7

(1)	members of the Audit Committee are financially literate and audit committee financial experts within the meaning of applicable SEC regulations.

AC	HCMC	GT	CCS	FC
Audit Committee	Human Capital Management & Compensation Committee	Governance & Technology Committee	Corporate Citizenship & Sustainability Committee	Finance Committee

C = Chair

Audit Committee

Roles and Responsibilities

Primary function is to assist the Board in fulfilling its oversight responsibilities with respect to the Company’s financial reporting and audit, processes for risk management and the Company’s systems of internal control over financial reporting and disclosure controls and procedures.

Responsibilities include the oversight, review and/or approval, as appropriate, of the:

◆  Company’s consolidated financial statements, earnings releases and related audit findings and accounting principles and policies;

◆  Recommendation of the appointment or termination of the Company’s independent registered public accounting firm (the “Auditor”), and approval of all audit and non-audit services provided by the Company’s Auditor;

◆  Internal control over financial reporting, disclosure controls and procedures and risk management, including with respect to any climate risk disclosures that may be required by the SEC;

◆  Effectiveness of the Company’s internal auditors and Disclosure Control Committee;

◆  Procedures for complaints regarding accounting, internal accounting controls, auditing or other matters;

◆  Enterprise risks; and

◆  Related person transactions.

In carrying out its responsibilities, the Audit Committee:

◆  Receives regular updates on internal audit activity and reviews reports submitted to the Company by the Company’s Auditor, as well as annual management assurance updates submitted by the Risk Committee;

◆  Maintains direct communication with representatives of the Company’s Auditor, who ordinarily attend meetings by invitation (except in relation to the firm’s and its representatives’ own appointment and assessment of independence);

◆  Invites the Chairman, CEO, Chief Financial Officer, Chief Audit Executive, General Counsel and others to attend its meetings; and

◆  Meets at least once a year with both the Company’s Auditor and internal auditors without executive management present.

SIGNET JEWELERS	24	2023 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Human Capital Management & Compensation Committee

Roles and Responsibilities

Primary function is to provide oversight of overall management of human capital, which includes culture, diversity, equity and inclusion; executive compensation programs; benefits and well-being strategy; talent management (attraction, development, and retention); performance management; and, in collaboration with the Governance & Technology Committee, succession planning. In collaboration with the Corporate Citizenship & Sustainability Committee, oversees diversity, equity and inclusion; team member engagement; and team member experience practices, including Signet’s Love for Our Team Corporate Sustainability Goals.

Responsibilities include the oversight, review and/or approval, as appropriate, of the:

◆ Company’s compensation philosophy, policies, and actions for members of management to ensure they are fairly and appropriately rewarded, taking into account the long-term interests of shareholders and the Company, and that the Company’s compensation policies remain competitive;

◆ Evaluation of the performance of the CEO and executive direct reports to the CEO against corporate goals and objectives;

◆ Compensation, and any employment, termination protection, severance or similar agreements between the Company and the CEO or any executive direct report to the CEO;

◆ Design, structure and performance metrics of any annual cash bonus and long-term equity-based compensation plans and recommendation to the Board for approval;

◆ Appointment, compensation, and assessment of the work of the Company’s independent compensation consultant; and

◆ Overall management of human capital, including culture, diversity and inclusion, benefits and well-being strategy, talent management (attraction, development, and retention), performance management, and succession planning.

For additional information regarding the operation of the Human Capital Management & Compensation Committee, including the role of consultants and management in the process of determining the amount and form of executive compensation, see the Compensation Discussion and Analysis section of this Proxy Statement below.

Governance & Technology Committee

Roles and Responsibilities

Primary function is to nominate Directors and provide oversight with respect to Board composition, implementation of the Company’s Corporate Governance Guidelines and overall corporate governance, the Company’s cybersecurity and data privacy risk oversight and management protocols, and technology matters relating to the Company as an omnichannel enterprise.

Responsibilities include the oversight, review and/or approval, as appropriate, of the:

◆ Selection, orientation and recommendations regarding the nomination of Directors;

◆ Annual evaluation of the Board and its Committees, including the composition and balance of the Board and its Committees;

◆ Succession planning of the CEO, Chairman and Board, as well as oversight of succession planning for other executive officers;

◆ Form and amount of Director and Chairman compensation in consultation with the Human Capital Management & Compensation Committee;

◆ Company’s cybersecurity and data privacy risk oversight and management protocols;

◆ Company’s eCommerce, information technology, digital and data analytics activities, strategies and initiatives, including budgets, investments, insurance, training and staffing related to such activities; and

◆ Corporate governance guidelines and other matters of corporate governance.

For additional information regarding the Governance & Technology Committee’s process for identifying Director candidates, see “Board Membership Selection” above, and regarding the Board and Committee evaluation process, see “Board and Committee Self-Evaluation” above.

SIGNET JEWELERS	25	2023 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Corporate Citizenship & Sustainability Committee

Roles and Responsibilities

Primary function is to oversee strategies and actions that drive Signet’s Corporate Purpose, its sustainability policies and practices, progress on the Company’s Corporate Sustainability Goals (“CSGs”), and its Environmental, Social and Governance (“ESG”) reporting and disclosures.

Responsibilities include the oversight, review and/or provision of advice, as appropriate, of the:

◆ Company’s CSG and ESG strategies, including how these strategies align with the Company’s overall business strategy and objectives of protecting and enhancing the reputation, brand image and external representation of the culture of the Company;

◆ External risks and developments, including climate change and developments in ESG frameworks and regulatory changes, which are likely to have a significant influence on the Company’s reputation and/or its ability to conduct its business appropriately as a good corporate citizen;

◆ Implementation and effectiveness of appropriate policies, initiatives, systems and supporting measures and communications in furtherance of the CSGs and ESG goals and objectives, including the Company’s goal to achieve net-zero greenhouse gas emissions by 2050;

◆ Strategies relating to the Signet Love Inspires Foundation, and overseeing the implementation and effectiveness of appropriate community impact mission statement, guidelines and programs, and philanthropic policies; and

◆ In collaboration with the Human Capital Management & Compensation Committee, the oversight of diversity, equity and inclusion, and team member engagement and experience practices.

In carrying out its responsibilities, the Corporate Citizenship & Sustainability Committee reviews metrics relating to Signet’s “Three Loves”, which represent the pillars of its sustainability framework: Love for All People; Love for Our Team; and Love for Our Planet and Products. For additional information regarding the Corporate Citizenship & Sustainability Committee’s oversight role and the Company’s sustainability initiatives, see “Sustainability at Signet” below.

Finance Committee

Roles and Responsibilities

Primary function is to review and guide strategic direction and oversee and offer advice to the Board and management pertaining to risks, opportunities, policies, processes and progress regarding corporate financing or refinancing transactions, the Company’s credit and finance program and portfolio, treasury and capital allocation strategies and programs, and mergers and acquisitions.

Responsibilities include the oversight, review and/or provision of strategic direction regarding:

◆ the Company’s strategy and plan for its credit program, including risk exposures and the steps and processes management has implemented to monitor and control such exposures;

◆ Potential structures and related transactions and financing arrangements for the extension of credit or other financing options to the Company’s customers;

◆ Corporate financing or refinancing transactions and arrangements;

◆ Treasury and capital allocation strategies, programs and activities, including recommendations regarding dividend and share repurchase activities to the full Board for approval, as appropriate; and

◆ Merger and acquisition opportunities and activities and making of recommendations to the full Board regarding the same, as appropriate.

COMMUNICATION WITH DIRECTORS AND DIRECTOR NOMINATIONS

The Board welcomes feedback from shareholders and other interested parties. Any shareholder or member of the public who wishes to send communications to the Board, the Chairman or any other individual Director may do so in writing, addressed to the Corporate Secretary, c/o Signet Jewelers, 375 Ghent Road, Akron, Ohio, 44333 U.S.A. All such communications will be reviewed promptly by the Corporate Secretary and, where considered appropriate, sent to the Director(s) or one or more Committee Chair(s) with a copy to the Chairman.

SIGNET JEWELERS	26	2023 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

A shareholder who wishes to recommend an individual to the Governance & Technology Committee for its consideration as a nominee for election to the Board may do so in writing also to the Corporate Secretary, c/o Signet Jewelers, 375 Ghent Road, Akron, Ohio, 44333 U.S.A. The Governance & Technology Committee will evaluate all properly submitted shareholder recommendations for candidates to the Board in the same manner as candidates suggested by other Directors or search firms.

As more fully described in the Company’s Bye-laws and under “Shareholder Q&A”, a shareholder desiring to nominate a person for election as a Director at an annual meeting must provide notice by the deadlines established in the Bye-Laws and include in such written notice all of the information required to be disclosed in solicitations of proxies for the election of Directors, or as otherwise required pursuant to Regulation 14A under the Exchange Act. This includes, without limitation, the person’s written consent to being named in the Proxy Statement as a nominee and serving as a Director if elected, the name and address of the proposing shareholder and the number of shares of the Company beneficially owned by such shareholder. In addition, to comply with the universal proxy rules, any notice of director nomination submitted to the Company shareholders other than the Company’s nominees must provide timely notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act

TRANSACTIONS WITH RELATED PARTIES

The Board has adopted a Related Party Transaction Policy setting forth the Company’s policies and procedures for the review, approval or ratification of transactions in which the Company participates and in which any Director, executive officer, Director nominee, five percent beneficial owner of the Company’s voting securities, or immediate family member of such officer, Director, Director nominee or security holder (each, a “Related Person”), has a direct or indirect material interest. The Company’s Corporate Secretary and legal department review any identified transactions. If it is determined, based on the facts and circumstances, that the Director or executive officer has a direct or indirect material interest in a transaction, the Corporate Secretary brings the matter to the attention of the Audit Committee for further review. In determining whether to approve or ratify any such transaction, the Audit Committee will consider all relevant factors, including the benefits to the Company, the impact (if applicable) to the independence of any Director, the availability of alternative options, the terms of the transaction, and whether such a transaction would be in the best interests of the Company. In addition, situations that potentially create or give the appearance of a conflict of interest are to be avoided pursuant to the Code of Ethics for Senior Officers and the Code of Conduct. Directors and executive officers annually complete, sign and submit a Directors’ and Officers’ Questionnaire that is designed to identify Related Person transactions and both actual and potential conflicts of interest. The Company also makes appropriate inquiries as to the nature and extent of business it conducts with other companies for whom any of these Related Persons also serve as a director or executive officer.

Since the beginning of Fiscal 2023, the Company has not participated in any transaction, and there is no currently proposed transaction, in which a Related Person had or will have a direct or indirect material interest, other than as described below.

Transaction with D&L Trading Limited

The Company acquired R2Net Inc., the parent company of online diamond and bridal jewelry retailer, James Allen, in September 2017. Roy Brinker, the brother-in-law of Oded Edelman, Chief Digital Innovation Officer and President, Digital Banners, owns D&L Trading Limited, which provided services to Segoma Ltd., a subsidiary of R2Net Inc., including photography services related to rough and polished diamonds, jewelry and gemstones, as well as sorting and distribution services of lab grown and rough diamonds to the Company’s polishing factories. In Fiscal 2023, the Company paid approximately $1,075,464 to D&L Trading Limited.

Family Relationships

Roie Edelman, the brother of Oded Edelman, serves as the Chief Diamond Officer of R2Net Israel Ltd., a subsidiary of R2Net Inc. In Fiscal 2023, Roie Edelman’s total compensation was $520,206, which includes the grant date value of time-based restricted stock units granted to him during Fiscal 2023.

SIGNET JEWELERS	27	2023 PROXY STATEMENT

Director Compensation

Our Director compensation program is outlined in the following chart and includes the compensation paid to independent non-employee Directors. Compensation is paid to independent non-employee Directors only.

Independent Director Compensation Policy	Amount(1)

Annual Board Retainer (Chairman)(2)	$500,000

Annual Board Retainer (other than Chairman)(3)	$265,000

Additional Annual Retainer to Committee Chairs

Audit Committee	$ 30,000

Human Capital Management & Compensation Committee	$ 25,000

Governance & Technology Committee	$ 20,000

Corporate Citizenship & Sustainability Committee	$ 20,000

Finance Committee	$ 20,000

(1)	We pay annual cash retainers in quarterly installments.

(2)

Effective June 17, 2022, the Chairman’s annual retainer was rebalanced from $280,000 paid in cash and $220,000 paid in Common Shares to $260,000 paid in cash and $240,000 paid in Common Shares. The Common Shares are paid on the day of the Annual Meeting of Shareholders.

(3)

Split into a cash amount of $105,000 and $160,000 paid in Common Shares on the day of the Annual Meeting of Shareholders. Effective June 17, 2022, the portion of the annual non-Chairman retainer payable in Common Shares was increased from $140,000 to $160,000.

The following table summarizes the total compensation of each of our independent Directors who served on the Board during Fiscal 2023.

Independent Director	Fees earned or paid in cash	Stock awards(1)	Total

H. Todd Stitzer	$269,265	$231,646	$500,911

André V. Branch	$105,000	$154,450	$259,450

R. Mark Graf	$125,000	$154,450	$279,450

Zackery Hicks	$105,000	$154,450	$259,450

Helen McCluskey	$125,000	$154,450	$279,450

Sharon L. McCollam	$135,000	$154,450	$289,450

Nancy A. Reardon	$130,000	$154,450	$284,450

Jonathan Seiffer(2)	$105,000	$154,450	$259,450

Brian Tilzer	$105,000	$154,450	$259,450

Eugenia Ulasewicz	$125,000	$154,450	$279,450

Dontá L. Wilson	$105,000	$154,450	$259,450

(1)

In accordance with FASB ASC Topic 718, the amounts calculated are based on the aggregate grant date fair value of the shares (in the column entitled “Stock awards”). The annual equity award was made in RSUs with one-year cliff vesting from the date of grant and were granted to all independent Directors who were appointed to the Board at the 2022 annual meeting of shareholders on the day of such meeting.

(2)	Mr. Seiffer’s cash fees were payable to Leonard Green.

SIGNET JEWELERS	28	2023 PROXY STATEMENT

DIRECTOR COMPENSATION

DETERMINATION OF DIRECTOR COMPENSATION

The compensation of the independent Directors is determined by the full Board based on recommendations made by the Governance & Technology Committee after consultation with the Human Capital Management & Compensation Committee and the Human Capital Management & Compensation Committee’s independent compensation consultant. Such recommendations are made after consideration of, among other factors, external comparisons, time commitments and the responsibilities of the independent Directors.

Effective on June 17, 2022, to bring the total compensation of the non-Chairman independent Directors within the median of similarly sized comparator companies, including the Company’s compensation peer group described in the Compensation Discussion & Analysis section of this Proxy Statement, the Board approved an increase to the equity component of the annual retainer fees from $140,000 to $160,000, while maintaining the same cash retainer of $105,000. This was the first increase to the non-Chairman independent director compensation since 2015. There were no changes to the retainer fees for Committee Chairs during Fiscal 2023.

In addition, while the total annual retainer fee payable to the Chairman remained at $500,000, effective June 17, 2023, the Board approved a re-balancing of the Chairman’s compensation to more closely align with the other independent Board members by reducing the cash retainer fee from $280,000 to $260,000 and increasing the equity component of the Chairman’s compensation from $220,000 to $240,000.

SHARE OWNERSHIP

Our Director Share Ownership Policy is designed to better align our Directors’ interests with those of shareholders over the long term. The Chairman and the independent Directors are expected to achieve a minimum share ownership of three times the value of their annual share award within five years of election to the Board. Once these share ownership holdings are achieved at any given share price, the requirement is considered to have been met notwithstanding any subsequent change in share price. The minimum holding is to be maintained while such individual remains a Director of the Company. As of April 21, 2023, each of our independent Directors had achieved their share ownership requirements, except for Dontá L. Wilson, who joined our Board in February 2021 and remains on pace to meet his ownership requirements.

INDEMNIFICATION

The Company has entered into indemnification agreements with the independent Directors of the Company, agreeing to indemnify them against expenses, judgments, fines and amounts paid in settlement of, or incurred in connection with, any threatened, pending or completed action, suit or proceeding in which the Director was or is, or is threatened to be made, a party by reason of his or her service as a Director, officer, employee or agent of the Company, provided that the Director acted in good faith and in a manner he or she reasonably believed to be in the best interest of the Company and, with respect to any criminal action or proceeding, provided he or she had reasonable cause to believe such actions were lawful. Each indemnification agreement also provides for the advance of expenses incurred by the Director in defending any proceeding.

SIGNET JEWELERS	29	2023 PROXY STATEMENT

Sustainability at Signet

Now, more than ever, companies have a responsibility to articulate commitments and seek to deliver purposeful achievements to confront global challenges, such as climate change and leadership equity, that create shared value for shareholders, team members, customers and other stakeholders.

As a retailer, we believe that integrating sustainable business practices into our strategies and operations is integral to delivering long-term shareholder value. We recognize that non-financial information, including ESG disclosures, is important to our stakeholders.

Therefore, over the last year our Board worked with our management team to prioritize our commitment to sustainability through our 2030 Corporate Sustainability Goals (CSGs). We have activated our Leadership Team to integrate our CSGs into our everyday business operations. We focused on ESG areas that we believe are most important to our shareholders, referencing business practice guideposts such as those established by the United Nations Global Compact, and ESG reporting standards and frameworks such as the SASB standards, now part of the IFRS Foundation.

RECENT MILESTONES

Signet is committed to communicating transparently about meaningful sustainability-related activities and results to stakeholders. We made significant progress in Fiscal 2023 and continue working to further enhance our corporate sustainability strategy and ESG disclosures in the years ahead. In addition to the actions taken in furtherance of our human capital management initiatives described more fully below under “Signet’s Approach to Human Capital Management”, the following illustrates some recent milestones since the beginning of Fiscal 2023:

FISCAL 2023 AND FISCAL 2024 TO DATE

◆  Published our second Corporate Citizenship and Sustainability Report, including our first progress update of Signet’s 2030 Corporate Sustainability Goals (CSGs) based on Signet’s Three Loves: Love for All People; Love for Our Team; Love for Our Planet and Products. (June 2022)

◆  Expanded commitment to sustainability leadership through our direct supply chain by expanding the open-sourced Signet Responsible Sourcing Protocol to require Environmental and Social data collection from our direct suppliers. (September 2022)

◆  Earned designation as a Great Place to Work-Certified™ company for the third year in a row. (November 2022)

◆  Included in 2023 Bloomberg Gender-Equality Index (GEI) for the fifth consecutive year. (January 2023)

◆  Signet Celebrated the 10-year anniversary of our industry leading “Signet Responsible Sourcing Protocol” with the launch of “The Signet Promise” (March 2023)

SIGNET JEWELERS	30	2023 PROXY STATEMENT

SUSTAINABILITY AT SIGNET

BOARD OVERSIGHT OF SUSTAINABILITY

Corporate Citizenship & Sustainability Committee

◆ Oversight responsibility regarding our corporate citizenship initiatives is embedded in the Corporate Citizenship & Sustainability Committee. The Committee reports to the full Board on the Company’s ongoing ESG—related activities. The Committee provides oversight and strategic direction for our sustainability program including oversight of Signet’s 2030 Corporate Sustainability Goals (CSGs) and its ESG reporting and disclosures. As part of this oversight, the Committee considers how the Company’s CSG and ESG strategies align with the Company’s overall business strategy and objectives of protecting and enhancing the reputation, brand image and external representation of the culture of the Company, and monitors external risks and developments, including climate change and developments in ESG frameworks and regulatory changes. The Committee will have responsibility for overseeing disclosure regarding the Board’s oversight of climate change risk in accordance with any new SEC rules.

Human Capital Management & Compensation Committee

◆ The Human Capital Management & Compensation Committee provides oversight of overall management of human capital, which includes team member experience, culture, diversity, equity and inclusion; executive compensation programs; benefits and well-being strategy; talent management (attraction, development, and retention); performance management; and, in collaboration with the Governance & Technology Committee, succession planning. In collaboration with the Corporate Citizenship & Sustainability Committee, the Human Capital Management & Compensation Committee oversees Signet’s Love for Team Corporate Sustainability Goals.

Audit Committee

◆ The Audit Committee provides oversight of the Company’s SEC disclosures, including with respect to any climate data or risk disclosures that may be required by the SEC.

The Corporate Citizenship and Sustainability Report will be accessible at www.proxydocs.com/SIG.

SIGNET JEWELERS	31	2023 PROXY STATEMENT

Signet’s Approach to

Human Capital Management

Our approach to human capital management starts with our core value of “People First” and aims at creating a truly inclusive, innovative, and collaborative company culture. As a retail company, sales and customer relationships are at the core of our business model. Our success depends on our ability to attract, develop, and retain highly engaged and motivated team members who are deeply connected to our Purpose of Inspiring Love. The execution of our Inspiring Brilliance business strategy is supported by our confidence in the Signet team and our commitment to their overall success and personal growth. We believe that thriving and engaged team members are integral to Signet’s success. In Fiscal 2023, we enhanced our team member experience with tangible success.

In Fiscal 2023, Signet was named by Great Place to Work® and Fortune magazine as one of the 2022 Best Workplaces in Retail™ for the first time. We believe that our team member experience differentiates us from our retail peers and prioritizes benefits, compensation, rewards and training while energizing the team around our shared Purpose—Inspiring Love. As a result of our strategy to grow impassioned leaders dedicated to our Purpose, we have been able to recruit and retain talent.

HUMAN CAPITAL MANAGEMENT ACCOMPLISHMENTS IN FISCAL 2023 AND FISCAL 2024 TO DATE

TEAM MEMBER EXPERIENCE	DIVERSITY, EQUITY AND INCLUSION

At Signet, team members are:

© Invited to be their best self;

© Introduced to ideas that grow their passion—not just their job; and

© Inspired to inspire more love in the world.

Our team members are key to our success. We seek to provide them with the tools they need and empower them to be the best version of themselves to support our Mission to Celebrate Life, Express Love®. It is our strategy to reward employees with pay, benefits, and training.

◆  Signet earned the designation of Great Place to Work® based on team member responses to the Great Place to Work® Trust Index© Survey.

◆  We began Fiscal 2023 with a fully implemented $15 per hour minimum base pay rate for all hourly US Signet team members in and applied the policy to inclusive of all new team members from acquisitions.

◆  We expanded health care benefits but did not raise health care premiums for team members.

◆  We held a series of manager meetings branded “The Loupe,” which included town halls to engage team members on our Purpose, team member experience, and strategy. In addition, we reinstated the annual incentive trip to Hawaii for retail team members.

We are committed to cultivating and advancing diversity in all forms, as well as building a strong inclusive culture. In Fiscal 2023:

◆  Initiated new programs to align with 2030 Corporate Sustainability Goals (CSGs) to address leadership equity in all areas of our business operations and including retail store managers.

◆  First cohort completed the University Relations Summer Intern Program for 2022 in partnership several universities, including a Historically Black College/University (HBCU).

◆  Zales recently announced its sponsorship of the Black College Football Hall of Fame (BCFHOF), becoming the official jeweler of the BCFHOF. As part of the partnership, Zales will also create the first-of-its-kind induction ring which will presented to the Class of 2023.

◆  In addition to mandatory “Unconscious Bias” training for all team members, launched two-part training on Building an Inclusive Culture.

As of January 28, 2023, in North America and excluding Blue Nile:

41%  of vice president positions and above are held by women, with women comprising 57% of our most senior leadership team.

14%  of vice president positions and above are held by people of color, with people of color comprising 10% of our most senior leadership team.

In our Retail Stores:

75% of Signet field leadership (assistant manager and above) are women.

36% of Signet field leadership (assistant manager and above) are people of color.

SIGNET JEWELERS	32	2023 PROXY STATEMENT

SIGNET’S APPROACH TO HUMAN CAPITAL MANAGEMENT

TRAINING AND DEVELOPMENT

Our people and culture are critical to Signet’s long-term success. In Fiscal 2023, we continued our efforts to connect our team members with resources that support their individual development and enable them to create an inclusive environment for all.

In Fiscal 2023, Signet launched its Enterprise Mentoring Program to support personal and career growth. New cohorts are launched each quarter with afresh cohort of mentoring pairs. More than 650 Signet team members participated in the program in Fiscal 2023.

Signet’s leadership development and training strategy has three components:

◆ Leadership and Culture;

◆ Functional skills; and

◆ Industry and Jewelry Expertise.

In Fiscal 2023, Signet continued its innovative retail team member training program to provide all new retail team members with 40 hours of training on Signet’s culture and Purpose. This program immerses new team members in Signet’s expectations, culture, and leadership style as well as foundational knowledge of the jewelry industry. Team members continue to develop expertise on jewelry for the extension of their career at Signet.

In Fiscal 2023, Signet continued to invest in its learning platform, Brilliant University, to support team member training, leadership development, and education. Investments in our people, such as training, allows us to recruit exceptional candidates and efficiently provide them with new skills and experiences regarding Signet values, leadership traits, and jewelry knowledge.

SIGNET’S SEVEN LEADERSHIP TRAITS

Our learning experience is guided by Signet’s seven leadership traits, which are foundational to the success of each leader at Signet, regardless of job title. We believe in “leadership at every level,” and Brilliant University provides education and training for team members to learn more about what each trait looks like at different levels in the organization.

1	Vision and Purpose	2	Critical Thinking
Craft an Inspired Vision for the Clear Path Forward		See the Challenges, Consider All Possibilities

3	Customer Obsession	4	Employee Experience	5	Diversity, Equity and Inclusion
It Starts and Ends with Our Customer Period		Create a Vibrant Culture of Collaboration and Engagement		Embrace Our Difference, Celebrates Our Uniqueness

6	Innovative Action	7	Performance Excellence
Iterative Ideas Drive Progress, Acting Out Our Ideas Drives Success		Motivated, Accountable and Professional. The MAP for Greatness.

SIGNET JEWELERS	33	2023 PROXY STATEMENT

Proposal 2: Appointment of Independent Auditor and Authorization of the Audit Committee to Determine its Compensation

Proposal 2 is to appoint KPMG LLP (“KPMG”) as independent registered public accounting firm (“independent auditor”) to the Company until the end of the next annual meeting of shareholders and authorize the Audit Committee of the Board to determine its compensation.

The Audit Committee is responsible for the recommendation, compensation, retention and oversight of the independent auditor and has recommended KPMG, the US member firm of KPMG International, as the independent registered public accounting firm to audit the Company’s consolidated financial statements and effectiveness of internal control over financial reporting of the Company until the end of the Company’s annual meeting of shareholders in 2024. While shareholders are required to appoint the independent auditor pursuant to Bermuda law, the Audit Committee is responsible for recommending which independent auditor should be appointed.

In recommending KPMG, the Audit Committee has considered, among other things, whether the non-audit services provided by KPMG were compatible with maintaining KPMG’s independence from the Company and has determined that such services do not impair KPMG’s independence. The Audit Committee considered whether there should be a rotation of the independent auditor, and the members of the Audit Committee currently believe that the continued retention of KPMG to serve as the Company’s independent auditor is in the best interests of the Company and its shareholders.

FEES AND SERVICES OF KPMG

The Audit Committee has adopted a policy requiring its advance approval of the Company’s independent registered public accounting firm’s fees and services. In Fiscal 2022 and Fiscal 2023, all KPMG services and fees shown in the table below were disclosed to and/or reviewed and pre-approved by the Audit Committee (or Chair of the Audit Committee between Audit Committee meetings for non-audit work up to $250,000) pursuant to this policy. This policy also prohibits the Company’s independent registered public accounting firm from performing certain non-audit services for the Company including: (1) bookkeeping, (2) systems design and implementation, (3) appraisals or valuations, (4) actuarial services, (5) internal audit, (6) management or human resources services, (7) investment advice or investment banking, (8) legal services and (9) expert services unrelated to the audit.

The following table presents fees for professional audit services provided by KPMG for Fiscal 2023 and Fiscal 2022 for their respective audits of the Company’s consolidated financial statements and the effectiveness of internal control over financial reporting for Fiscal 2023 and Fiscal 2022, reviews of the Company’s unaudited condensed consolidated interim financial statements and other services rendered by KPMG during Fiscal 2023 and Fiscal 2022.

	Fiscal 2023 (millions)	Fiscal 2022 (millions)

Audit fees	$4.3	$4.0

Audit-related fees(1)	$—	$1.5

Tax fees(2)	$0.3	$0.5

All other fees	$—	$—

Total fees	$4.6	$6.0

(1)

Audit-related fees consisted principally of services rendered for due diligence assistance related to the Company’s acquisition activity, cyber security assessment and other attest services not required by statute or regulation.

(2)	Tax fees consisted principally of services rendered for tax compliance and advisory services.

A representative of KPMG will attend the Annual Meeting to respond to appropriate questions raised by shareholders and will be afforded the opportunity to make a statement at the Meeting if he or she desires to do so.

The Board of Directors Recommends a Vote “FOR” this Proposal.

SIGNET JEWELERS	34	2023 PROXY STATEMENT

Report of the Audit Committee

The Company’s Annual Report on Form 10-K includes the audited consolidated balance sheets of the Company and its subsidiaries as of January 28, 2023 (“Fiscal 2023”) and January 29, 2022 (“Fiscal 2022”), and the related audited consolidated statements of operations, comprehensive income (loss), cash flows, and shareholders’ equity (collectively, the “Audited Financial Statements”), for Fiscal 2023, Fiscal 2022, and the fiscal year ended January 30, 2021 (“Fiscal 2021”). These balance sheets and statements Audited Financial Statements and are the subject of the report by the Company’s independent registered public accounting firm, KPMG LLP (“KPMG”). The Audited Financial Statements and related notes are available at www.signetjewelers.com/investors/financial-reports.

The Audit Committee reviewed and discussed the Audited Financial Statements with management and otherwise fulfilled the responsibilities set forth in its charter. An evaluation of the effectiveness of the Company’s internal control over financial reporting was discussed by the Audit Committee with management and KPMG.

The Audit Committee also discussed applicable matters under Public Company Accounting Oversight Board (“PCAOB”) standards with KPMG. The required written disclosures and letter regarding KPMG communications with the Audit Committee and independence were received by the Audit Committee, and independence was discussed with KPMG.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Company’s Board that the Audited Financial Statements be included in the Company’s Fiscal 2023 Form 10-K.

The Audit Committee annually reviews the independence and performance of KPMG, including its lead audit partner and engagement team, in connection with the Audit Committee’s responsibility for the appointment and oversight of the Company’s independent registered public accounting firm and determines whether to re-engage KPMG or consider other audit firms. In doing so, the Audit Committee considers, among other things, such factors as:

◆	The quality and efficiency of KPMG’s historical and recent performance on the Company’s audit;

◆	KPMG’s capability and expertise;

◆	The quality and candor of communications and discussions with KPMG;

◆	The ability of KPMG to remain independent;

◆	External data relating to audit quality and performance (including recent PCAOB reports on KPMG and its peer firms);

◆	The appropriateness of fees charged; and

◆

KPMG’s tenure as the Company’s independent registered public accounting firm and familiarity with its operations, businesses, accounting policies and practices, and internal control over financial reporting.

In accordance with the SEC’s rules and KPMG’s policies, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide services to a company. For lead partners, the maximum number of consecutive years of service in that capacity is five years. The process for selection of the Company’s lead partner involves meetings between the members of the Audit Committee and the candidate for the role, as well as a discussion by the full Audit Committee and with management.

Based on the foregoing considerations, the Audit Committee believes that the continued retention of KPMG to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders.

MEMBERS OF THE AUDIT COMMITTEE

Sharon L. McCollam (Chair)

André Branch

R. Mark Graf

Jonathan Seiffer

SIGNET JEWELERS	35	2023 PROXY STATEMENT

Ownership of the Company

SHAREHOLDERS WHO BENEFICIALLY OWN AT LEAST FIVE PERCENT OF COMMON SHARES

The table below shows all persons who were known to the Company to be beneficial owners (determined in accordance with Rule 13d-3 of the Exchange Act) of more than five percent of Common Shares as of April 21, 2023. The table is based upon reports filed with the SEC. Copies of these reports are publicly available from the SEC on its website, www.sec.gov.

Name and address of beneficial owner	Amount and nature of beneficial ownership		Percent of class(1)

Select Equity Group, L.P. 380 Lafayette Street, 6th Floor New York, NY 10003, USA	9,739,363	(2)	21.58%

BlackRock Inc. 55 East 52nd Street New York, NY 10055, USA	8,424,400	(3)	18.67%

Leonard Green 11111 Santa Monica Boulevard, Suite 2000 Los Angeles, CA 90025, USA	8,175,718	(4)	18.12%

The Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, PA 19355, USA	5,469,935	(5)	12.12%

Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746	2,329,838	(6)	5.16%

None of the Company’s Common Shares entitle the holder to any preferential voting rights.

(1)

Reflects the shareholdings as reported in the Beneficial Owners’ SEC filings as a percentage of the issued and outstanding shares of Common Stock as of April 21, 2023, excluding 27,551 shares repurchased by the Company that were held for the account of the Company as of April 21, 2023 and awaiting transfer to the Company’s treasury account.

(2)

Based upon a Schedule 13G/A filed on February 14, 2023, Select Equity Group, L.P. (“Select LP”), SEG Partners II, L.P. (“SEG Partners II”), SEG Partners Offshore Master Fund, Ltd. (“SEG Offshore”) and George S. Loening (“Loening”) (collectively, “Select Equity”) jointly reported beneficial ownership of 9,739,363 Common Shares as follows: shared voting and shared dispositive power over 9,739,363 Common Shares by Select LP; shared voting and shared dispositive power over 3,913,271 Common Shares by SEG Partners II; shared voting and shared dispositive power over 2,339,005 Common Shares by SEG Offshore; and shared voting and shared dispositive power over 9,739,363 Common Shares by Loening.

(3)

Based upon a Schedule 13G/A filed on January 23, 2023, BlackRock Inc. reported beneficial ownership of 8,424,400 Common Shares as follows: sole voting power over 8,212,445 Common Shares and sole dispositive power over 8,424,400 Common Shares.

(4)

Based upon a Schedule 13D/A filed on March 13, 2023, Green Equity Investors VI, L.P. (“GEI VI”), GEI Capital VI, LLC, Green Equity Investors Side VI, L.P. (“GEI Side VI”), Green VI Holdings, LLC, Leonard Green & Partners, L.P., LGP Associates VI-A LLC (“Associates VI-A”), LGP Associates VI-B LLC (“Associates VI-B”), LGP Management Inc., and Peridot Coinvest Manager LLC, Jonathan D. Sokoloff and Jonathan A. Seiffer (collectively, “Leonard Green”) have shared voting and shared dispositive power of 8,175,718 Common Shares as follows: 625,000 Preferred Shares, which as of April 21, 2023 are convertible into 8,140,776 Common Shares, and (ii) 34,942 Common Shares, of which 20,579 Common Shares are owned by Mr. Seiffer and held for the benefit of Leonard Green (including 2,667 RSUs, which are subject to certain vesting and forfeiture provisions) and 14,363 are owned by Mr. Sokoloff and held for the benefit of LGP.

(5)

Based upon a Schedule 13G/A filed on February 9, 2023, The Vanguard Group, Inc. (“Vanguard”) reported beneficial ownership of 5,469,935 Common Shares as follows: shared voting power over 39,905 Common Shares, sole dispositive power over 5,385,262 Common Shares and shared dispositive power over 84,673 Common Shares.

(6)

Based upon a Schedule 13G filed on February 10, 2023, Dimensional Fund Advisors LP reported beneficial ownership of 2,329,838 Common Shares as follows: sole voting power over 2,280,305 Common Shares and sole dispositive power over 2,329,838 Common Shares.

SIGNET JEWELERS	36	2023 PROXY STATEMENT

OWNERSHIP OF THE COMPANY

OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

The table below shows the number of Common Shares of the Company beneficially owned (determined in accordance with Rule 13d-3 of the Exchange Act) as of April 21, 2023 by each current Director, each executive officer named in the Summary Compensation Table and all of the Company’s current executive officers and Directors as a group.

Name	Common Shares(1)	Shares that may be acquired within 60 days(2)	Total(3)	Percent of class(3)

H. Todd Stitzer(4)	53,978	4,000	57,978	*

André V. Branch(4)	5,440	2,667	8,107	*

Virginia C. Drosos(4)(5)	696,946	144,075	841,021	1.86%

R. Mark Graf(4)	22,804	2,667	25,471	*

Zackery A. Hicks(4)	19,627	2,667	22,294	*

Helen McCluskey(4)	26,168	2,667	28,835	*

Sharon L. McCollam(4)	21,900	2,667	24,567	*

Nancy A. Reardon(4)	21,781	2,667	24,448	*

Jonathan Seiffer(4)(6)	17,912	2,667	20,579	*

Brian Tilzer(4)	20,781	2,667	23,448	*

Eugenia Ulasewicz(4)	25,977	2,667	28,644	*

Dontá L. Wilson(4)	2,740	2,667	5,407	*

Joan M. Hilson(7)	160,286	31,264	191,550	*

Jamie L. Singleton(7)	115,848	36,255	152,103	*

Rebecca S. Wooters(7)	75,361	16,482	91,843	*

Oded Edelman(7)	192,908	12,102	205,010	*

All Current Executive Officers and Directors as a group (21 persons)	1,732,354	330,713	2,063,067	4.54%

(1)	No Common Shares are pledged as security. All Common Shares are owned directly with the exception of Oded Edelman, who holds 55,398 Common Shares through a wholly-owned entity.

(2)	Includes Common Shares that may be acquired upon the exercise of stock options or upon vesting of time-based restricted stock units.

(3)

All holdings represent less than 1% of the Common Shares issued and outstanding, with the exception of Virginia C. Drosos, as indicated. No Preferred Shares are held by our Directors or executive officers. Percentage reported reflects the shareholdings of the Directors and Executive Officers as a percentage of the issued and outstanding shares of Common Stock as of April 21, 2023, excluding 27,551 shares repurchased by the Company that were held for the account of the Company as of April 21, 2022 and awaiting transfer to the Company’s treasury.

(4)	Director

(5)	CEO

(6)

GEI VI, GEI Side VI, Associates VI-A and Associates VI-B are the direct owners of 625,000 Preferred Shares that are convertible into 8,140,776 Common Shares. Mr. Seiffer directly (whether through ownership or position) or indirectly through one or more intermediaries, may be deemed to be an indirect beneficial owner of the shares owned by GEI VI, GEI Side VI, Associates VI-A and Associates VI-B. Mr. Seiffer disclaims beneficial ownership of the shares except to the extent of their pecuniary interest therein.

(7)	Executive officer

See CDA and “Director Compensation” below for a discussion of the Company’s Share Ownership Policies applicable to executive officers and Directors, respectively.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, require our Directors and executive officers and any persons who beneficially own more than 10% of our common stock (collectively “Reporting Persons”) to file reports of their ownership and changes in beneficial ownership of common stock with the SEC. Based solely on our review of forms filed electronically with the SEC and written representations from Reporting Persons, we believe that all filings required to be made under Section 16(a) by the Reporting Persons during Fiscal 2023 were timely filed with the exception of one late Form 4 for Vincent Ciccolini and each of the executive officers listed within the “Executive Officers of the Company” section of this Proxy Statement except for Oded Edelman, reporting the withholding of shares for tax purposes associated the vesting of restricted stock units on April 27, 2022, which Form 4s were filed before the markets opened on the next trading day following the filing deadline due to an administrative error.

SIGNET JEWELERS	37	2023 PROXY STATEMENT

Executive Officers of the Company

The names, ages of and positions held by the executive officers of the Company are presented below.

Executive Officer	Age	Position

Virginia C. Drosos	60	Chief Executive Officer

Joan M. Hilson	63	Chief Financial, Strategy and Services Officer

William R. Brace	56	President, KAY Jewelers

Oded Edelman	56	Chief Digital Innovation Officer and President, Digital Banners

Mary Elizabeth Finn	62	Chief People Officer

Stephen E. Lovejoy	57	Chief Supply Chain Officer

Howard A. Melnick	61	Chief Information Officer and Enterprise Analytics

Stash Ptak	44	General Counsel and Senior Vice President Legal Compliance and Risk

Jamie L. Singleton	61	Group President and Chief Consumer Officer

Rebecca S. Wooters	52	Chief Digital Officer

Virginia C. Drosos—see biographical information in section “Proposal 1: Election of Directors—Virginia C. Drosos.”

Joan M. Hilson joined Signet in March 2019 and became Chief Financial Officer in April 2019, Chief Strategy Officer in March 2021 and Chief Services Officer in November 2022. Ms. Hilson brings over 30 years of leadership experience in retail corporate finance, with extensive experience in business planning, merchandise planning, inventory management, and cost optimization. Before Signet, Ms. Hilson was Executive Vice President, Chief Financial and Operating Officer of David’s Bridal, Inc., a wedding gown and formal wear retailer, for five years. Prior to that she was the Chief Financial Officer of American Eagle Outfitters, a publicly traded clothing retailer, and held several roles within Limited Brands, a publicly traded clothing and specialty retailer, including Chief Financial Officer of the Victoria’s Secret stores division.

William R. Brace has served as President of KAY Jewelers, Signet’s largest banner, since January 2023. He has over 30 years of experience growing and leading retail brands and businesses. He joined Signet in September 2018 as Executive General Manager of Jared and later served as President of Jared from May 2021 to January 2023. In addition to his leadership of Jared, he also served as Signet’s Chief Marketing Officer from September 2018 to May 2021 and President of Jewelry Services from May 2021 to January 2023. Prior to Signet, he held a wide range of executive leadership responsibilities during a 29-year career at Procter & Gamble, a multinational consumer goods corporation, where he created enduring growth successes on several billion-dollar brands and business.

Oded Edelman has served as Chief Digital Innovation Officer since September 2017 and President of Signet’s Digital Banners since August 2022, overseeing online diamond and jewelry retailers JamesAllen.com and BlueNile.com. In addition, Mr. Edelman is the founder and Chief Executive Officer of R2Net Inc., the parent company of JamesAllen.com, established in 2007. He previously served as President of JamesAllen.com from 2007 to August 2022. Mr. Edelman has extensive experience in the diamond and high-tech industries, with expertise in international trade, wholesale, supply chain management, online marketing and the development of cutting-edge technologies.

Mary Elizabeth Finn became Chief People Officer in May 2018. She has over 30 years of experience empowering team members through business transformations, developing leaders, expanding training and development opportunities, and building diverse, inclusive, and successful cultures. Prior to Signet, Ms. Finn served as Chair of Finn Advisory Services, LLC, a consulting firm which she founded. Previously, Ms. Finn was Chief Human Resources Officer of Nielsen, a global information services company, for five years and provided human resources leadership during two major successful transitions: the company’s initial public offering and chief executive officer succession. Prior to Nielsen, she spent 26 years at General Electric.

Stephen E. Lovejoy joined Signet as the Company’s Chief Supply Chain Officer in June 2018. He has over 30 years of experience leading matrixed, global supply chains within retail and other industries. Steve most recently served as Chief Operating Officer for Glanbia PLC, a publicly traded multinational nutrition company, for over four years. Prior to Glanbia, he

SIGNET JEWELERS	38	2023 PROXY STATEMENT

EXECUTIVE OFFICERS OF THE COMPANY

served as Senior Vice President Global Supply Chain at Starbucks Coffee Company; as Vice President, Global Supply Chain for Method Home Products, a home and personal care products company; and as Vice President, Product Supply International at The Clorox Company for 17 years.

Howard A. Melnick became Chief Information Officer in February 2018 and added Enterprise Analytics to his role in January 2021, following his service in this position as interim CIO since November 2017. Mr. Melnick has over 30 years of experience in organizational, retail and customer-facing technology systems and platforms. Prior to Signet, Mr. Melnick was Chief Information Officer at Ralph Lauren, a publicly traded clothing and fragrance retailer, from 2008 to 2017. Mr. Melnick previously held technology leadership positions at Marriott International and Pepsi-Cola International. He is also a Certified Public Accountant.

Stash Ptak became General Counsel and Senior Vice President Legal, Compliance and Risk in June 2019 and oversees Signet’s legal, governance, compliance, enterprise risk management and asset protection functions. Mr. Ptak’s experience spans both business operations and law. He joined the Signet legal team in 2012, initially focused on commercial and real estate matters. Mr. Ptak joined Signet in 2005, and prior to transitioning to the legal team, he served in a number of strategic and analytical roles related to the Company’s optimization of merchandise sales and margins.

Jamie L. Singleton became Signet’s Group President and Chief Consumer Officer in November 2022. She has over 30 years of experience in transformative retail leadership, including merchandising, design, product development, sourcing, marketing, data analytics and customer experience. As Group President and Chief Consumer Officer, she is responsible for KAY Jewelers, Peoples, Zales, Banter by Piercing Pagoda, marketing and merchandise sourcing for Signet. Previously, she served as President of Kay, Zales and Peoples from March 2019 to November 2022, Chief Marketing Officer from May 2021 to November 2022, Executive Vice President of Zales and Peoples Jewelers from June 2017 to March 2019, and Senior Vice President, General Manager of Piercing Pagoda for Zale Corp., and later Signet, from April 2012 to June 2017. Prior to joining Zale Corp., she was a Senior Vice President at CPI Corp., a photography studio company, and David’s Bridal Group, a wedding gown and formal wear retailer, responsible for retail and wholesale businesses, and held various senior merchandising, planning and product development positions at other retail companies.

Rebecca S. Wooters became Signet’s Chief Digital Officer in April 2020. She has 30 years of experience across digital strategy and transformation, customer experience, data analytics, operations, marketing, technology and product development. Prior to joining Signet, she spent over twelve years with Citi from 2007 to April 2020, the consumer division of publicly traded Citigroup, a financial services company, most recently as Chief Customer Experience Officer for the North America Consumer business from April 2018 and Head of Digital Experience for Citi’s Card division from November 2013. Prior to Citi, Ms. Wooters served in innovation, strategic and marketing roles of increasing responsibility at Experian Decision Analytics and MBNA.

SIGNET JEWELERS	39	2023 PROXY STATEMENT

Proposal 3: Approval, on a Non-Binding Advisory Basis, of the Compensation of the Company’s Named Executive Officers

The Board recognizes the interest shareholders have in the compensation of executives. In recognition of that interest and as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), we are asking shareholders to cast a vote, on a non-binding advisory basis, on the compensation of the Company’s named executive officers (“NEOs”) as disclosed in this Proxy Statement in accordance with Section 14A of the Exchange Act (also referred to as “Say-on-Pay”).

As described in the CDA, Signet’s compensation philosophy is to deliver competitive total compensation for achieving annual and long-term financial goals that will recruit, retain, incentivize and reward leaders who will drive the creation of long-term value. Total compensation is targeted at approximately the median of a custom group of comparator companies, with some variation for certain executives based on experience, performance, criticality of the role and expansion of responsibilities.

The Human Capital Management & Compensation Committee believes that the Company’s executive compensation programs, executive officer pay levels and individual pay actions approved for executive officers, including NEOs, directly align with the Company’s executive compensation philosophy, fully support the Company’s goals and provide an appropriate balance between risk and incentives. Shareholders are urged to read the CDA section of this Proxy Statement, which discusses in greater detail how compensation policies and procedures implement Signet’s executive compensation philosophy, as well as the compensation tables and narrative discussion.

Shareholders are asked to indicate their support for the Company’s NEO compensation as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of NEOs and the philosophy, policies and practices described in this Proxy Statement. Accordingly, shareholders are asked to vote FOR the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to Signet’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

Shareholders should note that the vote is advisory and not binding on the Company and its Board or Human Capital Management & Compensation Committee. The Board and Human Capital Management & Compensation Committee value the opinion of shareholders, and to the extent there is any significant vote against the NEO compensation as disclosed in the Proxy Statement, shareholder concerns will be considered, and the Human Capital Management & Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The Board of Directors Recommends a Vote “FOR” this Proposal.

SIGNET JEWELERS	40	2023 PROXY STATEMENT

Proposal 4: Approval, on a Non-Binding Advisory Basis, of the Frequency of the Say-on-Pay vote

The Board recognizes the interest shareholders have in the compensation of executives. In recognition of that interest and as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), we are asking shareholders to cast a vote, on a non-binding advisory basis, on the frequency of the Say-on-Pay vote. Shareholders may indicate whether they would prefer an advisory vote on NEO compensation to be held every one, two or three years.

Signet is required by the Dodd-Frank Act to inquire of shareholders, at least once every six years, how frequently they would like the Say-on-Pay vote to be held – every one, two or three years. Currently, consistent with the preference expressed by shareholders at the Company’s 2017 Annual General Meeting of Shareholders, the policy of the Board is to solicit an advisory vote on executive compensation ever year. Accordingly, the Board is recommending that, in accordance with good corporate governance and transparency, that shareholders continue to be given such a vote on an annual basis. In formulating its recommendation, the Board considered that an annual advisory vote on executive compensation allows shareholders to provide their direct input on compensation philosophy, policies and practices as disclosed in the proxy statement every year.

Shareholders should note that the vote is advisory and not binding on the Company and its Board or Human Capital Management & Compensation Committee. The Board and Human Capital Management & Compensation Committee value the opinion of shareholders and will take into account the outcome of the vote when considering how frequently to hold the Say-on-Pay vote.

The Board of Directors Recommends a Vote for the frequency of the Say-On-Pay Vote to be every “One Year”

SIGNET JEWELERS	41	2023 PROXY STATEMENT

Executive Compensation

COMPENSATION DISCUSSION AND

ANALYSIS

Introduction

Executive Summary

Our Commitment to Pay for Performance

How Executive Compensation is

Determined

Competitive Benchmarking Analysis

Elements of NEO Compensation

Other Policies and Practices

Deductibility of Executive Compensation

COMPENSATION COMMITTEE REPORT

COMPENSATION COMMITTEE

INTERLOCKS AND INSIDER

PARTICIPATION

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

Grants of Plan-Based Awards

Outstanding Equity Awards

Option Exercises and Shares Vested

Non-Qualified Deferred Compensation

NEO AGREEMENTS

Termination Protection Agreements

Employment Agreement

TERMINATION PAYMENTS

CEO PAY RATIO

PAY VERSUS PERFORMANCE

43 43 44 47 48 49 50 56 57 58 59 60 60 61 63 64 64 65 65 67 69 73 74	VIRGINIA C. DROSOS CHIEF EXECUTIVE OFFICER
JOAN M. HILSON CHIEF FINANCIAL, STRATEGY AND SERVICES OFFICER
JAMIE L. SINGLETON GROUP PRESIDENT AND CHIEF CONSUMER OFFICER
REBECCA S. WOOTERS CHIEF DIGITAL OFFICER
ODED EDELMAN CHIEF DIGITAL INNOVATION OFFICER AND PRESIDENT, DIGITAL BANNERS

SIGNET JEWELERS	42	2023 PROXY STATEMENT

Compensation Discussion and Analysis

INTRODUCTION

This Compensation Discussion and Analysis section (“CDA”) describes:

◆	the Company’s executive compensation objectives;

◆	the role of the Human Capital Management & Compensation Committee and the philosophy it has established to meet these objectives;

◆	the Company’s executive compensation policies; and

◆	the material elements of compensation awarded to, earned by, or paid to our named executive officers (each, an “NEO”, and collectively, the “NEOs”).

NEO	Position

Virginia C. Drosos	Chief Executive Officer

Joan M. Hilson	Chief Financial, Strategy and Services Officer

Jamie L. Singleton	Group President and Chief Consumer Officer

Rebecca Wooters	Chief Digital Officer

Oded Edelman	Chief Digital Innovation Officer and President, Digital Banners

Signet’s fiscal year ended January 28, 2023 (“Fiscal 2023”) marked the completion of the second year of our “Inspiring Brilliance” strategy. The goal of Inspiring Brilliance is to build on the success of the Path to Brilliance strategy implemented in Fiscal 2019-2021 and establish Signet as the growth and innovation leader of the jewelry industry. This initiative is driven by Signet’s Purpose and commitment to building customer relationships – not just transactions – that last a lifetime with the leading purchase and ownership experience in the category.

With the Inspiring Brilliance strategy, the Company has long-term goals of $9 to $10 billion in revenue, 11 to 12% market share, and a commitment to annual double-digit non-GAAP operating margin, as evidence of our financial strength. We believe Signet is uniquely positioned to deliver consistent market share growth and value creation given our significant leadership position in jewelry, an industry that tends to grow steadily from year-to-year and is more resilient to economic cycles than other parts of retail. In addition, the Company’s financial strength and flexible operating model are enabling continued strategic investments that we believe are widening our competitive advantage.

The foundations of Inspiring Brilliance are focused on four Where to Play strategies, which include: Winning in Big Businesses, like Bridal and our large and growing banners; Expanding our Playing Field, with a focus on growing our Accessible Luxury business; Accelerating Services, which creates opportunities to delight customers in their ownership experience of jewelry; and Leading Digital Commerce, as we believe that jewelry customers will increasingly desire a seamless unified retail experience. The Company is executing these growth strategies with three “how to Win” priorities:

◆	Being consumer inspired: Leveraging research and advanced data analytics to understand jewelry customers’ needs at every touch point;

◆

Building a leading Connected Commerce experience: Offering enhanced shopping experiences with a full spectrum of touch points, enhanced fulfillment options, and virtual selling. This approach includes winning with customers wherever, whenever and however they want to engage; and

◆

Fostering a culture of innovation and agility: Unleashing the full potential of our talented team with a thriving culture of innovation including initiatives such as agile learning and fostering continued development of team members who are inspired by our Purpose to innovate and lead. Team members are invited to be their best self, introduced to ideas that grow their passion – not just their job — and inspired to deliver Signet’s purpose of inspiring more love in the world.

SIGNET JEWELERS	43	2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

We believe Signet’s team members’ response to Inspiring Brilliance has been overwhelming, with 85% saying they are proud of what we have accomplished and 84% saying they believe in our strategy. We are particularly pleased to be recognized as one of Fortune’s Top 20 Best Workplaces in Retail in 2023. Thanks to our passionate dedication to customers and focus on our Inspiring Brilliance transformation strategy, we continue to build momentum and drive growth.

EXECUTIVE SUMMARY

The connection between pay, performance and shareholder interests is critical in the design of all our executive compensation plans. The Company’s strong commitment to pay-for-performance is demonstrated in the range of payouts from threshold to target and from target to maximum based on aggressive performance goals in both our short-term and long-term plans. This alignment with shareholder interests is evidenced by the endorsement from our shareholders for our Say on Pay proposals. Over the past few years, shareholders have expressed a high level of support with the following percentage of votes cast in favor of our plans:

✓	98.2% in 2022

✓	98.4% in 2021

✓	92.7% in 2020

As reported in our Annual Report on Form 10-K and in other public disclosures, we made meaningful progress on achieving the goals of the Inspiring Brilliance strategic plan during Fiscal 2023 and exceeded expectations. Results were impacted by the cessation of government stimulus programs, and inflationary headwinds. The impact of inflationary headwinds was exacerbated by the initiation of the Russia-Ukraine war during the first half of the year. Despite these challenges, we delivered many notable achievements including:

◆	Fiscal 2023 record-setting revenue of $7.84 billion a 0.2%% growth compared to last year

◆	eCommerce sales of $1.6 billion, up from $1.5 billion in Fiscal 2022

◆	Acquired Blue Nile, the leader in on-line engagement ring sales with a younger, more diverse and more urban consumer base

◆	Significant progress on our strategic goals, including with respect to non-GAAP operating margin and adding an estimated 40 basis points of US market share to 9.7%

Despite headwinds, volatility, and challenges in the macroeconomic environment, we delivered on the following three key priorities to drive our results:

✓	growing market share;

✓	achieving our targeted level of non-GAAP operating margin; and

✓	leveraging capital allocation to drive shareholder returns.

We are proud of our team’s dedication, agility, and excellent execution to deliver solid results against expectations. However, given the significant external challenges that emerged during the year, these results did not clear the thresholds under our short-term annual incentive payout (“STIP”) for a corporate payout based on Comparable Sales or for Adjusted Operating Income. We did grow market share by an estimated 40 basis points and this level of achievement provided for an overall STIP payout of approximately 20% of target amounts.

While our short-term goals for Comparable Sales and Adjusted Operating Income were below threshold levels, the cumulative results for the long-term incentive program (“LTIP”) for the period of FY22-24 achieved a maximum performance target of 200% based on total Revenue growth and Free Cash Flow. This plan had a two-year performance period (to reflect uncertainty during the COVID-19 pandemic) and the awards vest over a three-year period to require an additional year of service for the award to be earned prior to payout in February 2024.

Note: We did not make any COVID-19-related adjustments to the measured results for any of our outstanding incentive plans.

SIGNET JEWELERS	44	2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy

Our executive compensation philosophy is to provide an attractive, competitive and market-based total compensation program tied to performance and aligned with our objectives for long-term value creation. Our objective is to recruit, retain, incentivize and reward the quality of executive officers necessary to deliver sustained high performance to our shareholders and customers.

Principle	Design

Attract and retain high caliber executives

The Company’s intention is for NEO target total compensation to be market- competitive with similarly sized, comparator companies, including the Company’s 15-member peer group described elsewhere in this CDA. NEOs have base salaries and benefits that are market competitive. A portion of NEO long-term incentives are delivered in time-based equity that vests over three years and promotes retention.

Deliver a majority of NEO compensation in at-risk, performance-based vehicles measuring annual and multi-year performance

STIP and LTIP awards are variable, at-risk, and tied to performance of the Company. The percentage of at-risk compensation increases in line with the responsibility, experience, and direct influence over the Company’s performance.

STIP and LTIP metrics are aligned with key drivers of long-term growth in shareholder value, such as, top- and bottom-line growth, and Free Cash Flow. Incentive programs measure the performance against rigorous annual (STIP) and multi-year (LTIP) performance goals.

Align interests of senior management with shareholders and require all NEOs to build a substantial interest in the Company’s shares	A significant portion of NEO total compensation is delivered in equity and based on an annual peer group benchmarking study. All NEOs are subject to share ownership guidelines.

Compensation Overview, Objectives and Key Features

The Company’s executive compensation program contains the following key components:

Component	Objective	Key Features and Alignment

Base salary	Provide a fixed level of pay that is not at risk and reflects individual experience and ongoing contribution and performance.	Designed to be competitive and retain key executive officers and allow us to attract high caliber executive officers to lead our strategic growth plan.

Annual bonus (STIP)	Motivate and reward achievement of annual financial results against established annual goals of the Company.	Cash awards depend on the degree of achievement against annual performance targets that align with our strategic plan and focused on profitable growth.

Long-term incentives (LTIP) ◆ Time-based restricted stock units (“RSUs”) ◆ Performance-based restricted stock units (“PSUs”)	Align management with long-term shareholder interests; retain executive officers; motivate and reward achievement of sustainable earnings growth and returns over time.	RSUs vest upon the continuance of service; PSUs require achievement of Company financial goals over a two or three-year performance period and vest over a three-year period.

In addition, executives receive a benefits package, which includes our Deferred Compensation Plan, 401(k) Plan, health and life insurance, and reimbursement of relocation, financial planning services and physical examination expenses. The objective of the benefits package is to attract and retain talented executive officers.

SIGNET JEWELERS	45	2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Total Direct Compensation

The Human Capital Management and Compensation Committee (the “Committee”) strives to achieve an appropriate mix between the various elements of our compensation program to meet our compensation objectives. A significant portion of executive compensation is variable and tied to the Company’s financial performance.

The following charts illustrate the total direct compensation mix for the Company’s CEO and other NEOs during Fiscal 2023:

◆	Approximately 88% of the CEO’s total target compensation is variable pay, comprised of 60% at-risk (variable) and 28% time-vested (variable), with the remaining 12% base salary (fixed).

◆	The other NEOs’ average target compensation is approximately 75% variable pay, comprised of 55% at-risk (variable) and 20% time-vested (variable), with the remaining 25% base salary (fixed).

◆	This mix of variable and fixed pay aligns with shareholder interests over the short-term and long-term.

Summary of Target Compensation of our Chief Executive Officer in Fiscal 2022

There have been no changes to Ms. Drosos’s base salary or target annual STIP bonus since she was hired in Fiscal 2018. In Fiscal 2023, the Committee increased the long-term incentive target under the LTIP for Ms. Drosos by $1,250,000 based on her strong performance, demonstrated leadership, and position relative to the peer group median. As a result, her target total compensation increased by 11.1% for Fiscal 2023. This adjustment was intended to position Ms. Drosos slightly within a competitive range of peer median target total compensation.

Additionally, as described in more detail in the “Elements of NEO Compensation—Long-Term Incentive Plan” section of this CDA, the equity mix of Ms. Drosos’s LTIP remains split as 60% PSUs and 40% RSUs. The LTIP split is close to pre-COVID-19 levels with more emphasis on performance- based units. The table below sets forth a comparison between Fiscal 2022 and Fiscal 2023 total CEO target compensation:

TARGET COMPENSATION

	Fiscal 2022 Target	Fiscal 2023 Target	% Increase Year-Over-Year

Base Salary	$1,500,000	$1,500,000	0.0%

Annual STIP Bonus	$2,250,000	$2,250,000	0.0%

Total Annual Cash	$3,750,000	$3,750,000	0.0%

Total Long-Term Equity	$7,500,000	$8,750,000	16.7%

Total Compensation	$11,250,000	$12,500,000	11.1%

SIGNET JEWELERS	46	2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Commitment to Sound Compensation Practices and Governance

WHAT WE DO

◆ Align pay to Company strategy and performance results

◆ Set rigorous, objective performance goals and tie vesting of performance-based equity awards to service over multiple years

◆ Ensure oversight of compensation and benefit programs by independent Board of Directors

◆ Impose and monitor meaningful stock ownership requirements

◆ Maintain a Clawback Policy, adopting NYSE listing standards

◆ Retain independent compensation consultant

◆ Set maximum payout limits on all variable compensation

◆ Mitigate undue risk in compensation programs

◆ Require double-trigger vesting for severance and change-in-control benefits and LTIP awards

WHAT WE DO NOT DO

◆ No excise tax gross-ups in connection with a change in control

◆ No dividend equivalents paid on performance share units

◆ No hedging transactions, short sales or pledging of Company stock

◆ No resetting of performance targets

◆ No excessive severance benefits

Consideration of “Say-on-Pay” Vote

In June 2022, our Say-on-Pay proposal passed with 98.2% of the shareholder advisory votes cast in favor of the Company’s executive compensation program. The Committee will continue to consider Say-on-Pay results in the design of the Company’s future compensation programs and was pleased with the level of support for our designs.

OUR COMMITMENT TO PAY FOR PERFORMANCE

Our strong commitment to pay-for-performance is demonstrated by the link between actual performance and incentive payouts, both short- and long-term. The Committee sets short-term and long-term performance goals at challenging levels to incentivize outstanding achievement by our executive officers.

◆	Variable pay makes up 88% of the CEO’s compensation, with 60% at-risk and 28% time vested

◆	Variable pay for the other NEOs averages 75% with 55% at-risk and 20% time vested

The STIP aligns short-term cash incentives with the level of individual performance and contributions to the Company’s overall performance. For NEOs at the corporate level (all NEOs other than Ms. Singleton and Mr. Edelman), 100% of the STIP award opportunity is based on the achievement of corporate-wide performance goals.

For Fiscal 2023, the STIP performance metrics included:

◆	50% Adjusted Operating Income;

◆	30% Market Share; and

◆	20% Comparable Sales.

SIGNET JEWELERS	47	2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

For Ms. Singleton and Mr. Edelman, who have banner leadership roles, the STIP award opportunity was split evenly between corporate-wide performance goals and banner performance goals.

	Fiscal 2023 Annual Incentive (STIP)
Name	Corporate	Banner	Payout % Range

Virginia C. Drosos	100%	0%	0-200%

Joan M. Hilson	100%	0%	0-200%

Jamie L. Singleton	50%	50%	0-200%

Rebecca Wooters	100%	0%	0-200%

Oded Edelman	50%	50%	0-200%

The LTIP aligns interests of senior management with shareholders and long-term performance.

◆	PSUs granted under the LTIP align long-term incentives with corporate-wide performance over a two or three-year period for all participants.

◆

Payout of PSUs under the LTIP is based on the achievement of performance metrics established at the grant date measured over a two- or three-fiscal year performance measurement cycle (and full vesting requires three-years of service from the beginning of the performance measurement cycle).

◆

The Fiscal 2023 PSU grant utilized metrics of 50% Free Cash Flow and 50% Revenue, each measured over two years (Fiscal 2023 through Fiscal 2024) with an additional year of service required for vesting of these awards.

◆

PSU payouts typically range from 0% to 200% of target, based on the level of performance achievement during the applicable performance period, with a payout of 25% of target at threshold performance and a payout of 200% of target at maximum performance.

More information with respect to the selection of these performance metrics, actual performance and resulting payouts under the STIP and LTIP, along with other elements of our executive compensation program, is provided below.

HOW EXECUTIVE COMPENSATION IS DETERMINED

Role of the Human Capital Management & Compensation Committee

The Committee sets the compensation for the Company’s NEOs and Direct Reports to the CEO to help retain and motivate them to achieve our business objectives and ensure that they are appropriately rewarded for their individual and team contributions to our performance and for their leadership. In doing so, the Committee considers the interests of shareholders, the financial and commercial health of the business, compensation parameters for all levels of the organization, and other conditions throughout Signet. The Committee also ensures that our executive compensation program remains competitive, as discussed above.

The Committee’s objective is to deliver and maintain competitive executive compensation in accordance with our compensation principles. In doing so, the Committee:

◆	Annually reviews and approves executive officer incentive plans, goals and objectives to align with our Company’s performance targets and business strategies;

◆	Annually assesses risk in incentive compensation programs;

◆	Evaluates each executive officer’s responsibilities and actual performance in light of our Company’s performance goals and business strategies;

◆

Evaluates the competitiveness of each executive officer’s compensation package against our peer group, along with other factors such as an executive officer’s performance, retention and the availability of replacement talent;

◆

Reviews all elements of compensation (tally sheets), including broad-based benefits, executive benefits and potential payments upon termination or change of control, to understand how each element of compensation relates to other elements and to the compensation package as a whole; and

SIGNET JEWELERS	48	2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

◆

Approves and in the case of the CEO, recommends to the full Board any changes to the total compensation package of each executive officer, including but not limited to, base salary, annual and long-term incentive award opportunities, payouts and retention plans.

The Committee’s charter, which more fully sets out its duties and responsibilities, as well as other matters, can be found on our website at www.signetjewelers.com/investors/corporate-governance/documents-and-charters. In addition, please see the description of the Committee included under “Human Capital Management & Compensation Committee” within the “Board of Directors and Corporate Governance” section of this Proxy Statement.

Role of Compensation Consultants

Our independent compensation consultant, Semler Brossy, is retained by the Committee to provide the following services for the benefit of the Committee:

◆	Competitive market pay analysis for the CEO, other executive officers and non-employee Directors;

◆	Market trends in CEO, other executive officer and non-employee Director compensation;

◆	Pay-for-performance analysis and review of risk in the Company’s pay programs;

◆	Advice with regard to the latest regulatory, governance, technical and financial considerations impacting executive compensation and benefit programs;

◆	Assistance with the design of executive compensation and benefit plans, as needed;

◆	Annual review of the compensation benchmarking peer group; and

◆	Other items as determined appropriate by the Chair of the Committee.

Semler Brossy’s services to the Company are limited to the non-employee Director and executive compensation areas noted above; Semler Brossy has done no other work for the Company. The Committee reviews and evaluates the independence of its consultant each year and has the final authority to hire and terminate the consultant. In considering Semler Brossy’s independence, numerous factors were reviewed relating to Semler Brossy and the individuals employed by Semler Brossy who provided services to the Company, including those factors required to be considered pursuant to SEC and NYSE rules. Based on a review of these factors, the Committee determined that Semler Brossy is independent and that the engagement does not raise any conflict of interest.

Role of Executives

The CEO reviews with the Committee a performance assessment for each of the other NEOs and Direct Reports of the CEO, at the beginning of each fiscal year and recommends their target compensation levels, including salaries and target STIP and LTIP incentive levels. The Committee factors in these assessments and recommendations, along with other information, to determine final compensation. The Chief Financial, Strategy and Services Officer and Chief People Officer regularly attend Committee meetings upon request but are not present for the executive sessions or for any discussion of their own compensation.

The Committee has delegated authority to the CEO to grant share-based awards under the Omnibus Plan to non-executive officers and others who do not report to the CEO subject to certain parameters with a total not to exceed $2.5 million, on an annual basis. Any grants made are reviewed at subsequent Committee meetings.

COMPETITIVE BENCHMARKING ANALYSIS

When analyzing the market data provided by our compensation consultant, the Committee focuses on a peer group of companies for benchmarking purposes where possible. The Committee annually reviews the composition of the peer group to assess its continued relevance. The Fiscal 2023 peer group companies had the following characteristics:

◆	Global retail operations;

◆	Headquarters in North America and traded on a North American stock exchange; and

◆	Revenue approximating Signet’s, generally ranging from half to twice the Company’s revenue.

SIGNET JEWELERS	49	2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

For Fiscal 2023, the Committee approved the group consisting of the following 15 companies:

Abercrombie & Fitch Co.	Foot Locker, Inc.	Ulta Beauty Inc.

American Eagle Outfitters, Inc.	Nordstrom Inc.	Urban Outfitters Inc.

Bath & Body Works, Inc.	PVH Corp.	V.F. Corporation

Capri Holdings Limited	Ralph Lauren Corporation	Victoria’s Secret & Co.

Dick’s Sporting Goods Inc.	Tapestry Inc.	Williams-Sonoma, Inc.

The table below shows a statistical comparison of trailing four quarter revenues and fiscal year end market capitalization between the Company and its peer group.

Measure	Signet	Peer Minimum	Peer Maximum	Peer Median	Peer Average

Revenue (in billions)	$7.8	$3.7	$14.8	$7.3	$8.0

Market Capitalization (in billions)	$3.6	$1.5	$26.8	$6.4	$7.7

The peer group was the primary source of market data for the purposes of executive compensation benchmarking for Mmes. Drosos, Hilson, and Singleton. Survey data published by Equilar, covering a broader group of retail companies with similar revenues was the primary source of market data for Ms. Wooters and Mr. Edelman.

The Committee generally targets median pay positioning for our executives and may vary positioning due to experience, performance and criticality of the role. Individually, and in the aggregate, target total compensation for the NEOs in Fiscal 2023 was within a competitive range of the market median following the base salary and long-term incentive increases described below.

ELEMENTS OF NEO COMPENSATION

Base Salary

Each NEO receives a fixed level of base salary as compensation for services rendered during the fiscal year. Base salaries are monitored to support the executive compensation program’s objectives of attracting and retaining management.

The annualized base salaries of the NEOs for Fiscal 2023 and Fiscal 2022 are listed in the table below. In March 2022:

◆	Ms. Drosos’s salary was not adjusted, based on market positioning. Her strong performance was recognized in variable pay increase (long-term incentive) only.

◆	Ms. Hilson received a $25,000 (2.9%) salary increase to recognize her expanded role, strong performance and to improve competitive positioning relative to experienced peers in the external market.

◆	Ms. Singleton received a $35,000 (4.2%) salary increase to recognize her expanded role and her experienced banner leadership and to improve her competitive positioning relative to market median pay.

◆	Ms. Wooters received a $20,000 (3.1%) salary increase, based on strong performance, market positioning and high demand for digital leadership and talent.

◆

Mr. Edelman received a $25,000 (4.3%) salary increase to recognize his strong performance and improved competitive positioning relative to median market pay (this is converted to shekels via Israeli payroll system).

NEO	Fiscal 2023 Salary*	Fiscal 2022 Salary	Salary Increase %

Virginia C. Drosos	$1,500,000	$1,500,000	0.0%

Joan M. Hilson	$875,000	$850,000	2.9%

Jamie L. Singleton	$860,000	$825,000	4.2%

Rebecca Wooters	$670,000	$650,000	3.1%

Oded Edelman	$600,000	$575,000	4.3%

*	Amounts shown are annualized. Salary increases were effective March 13,2022 and actual salary earned by each NEO during Fiscal 2023 is set forth in the Summary Compensation Table.

SIGNET JEWELERS	50	2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Annual Bonus under the Short-Term Incentive Plan (“STIP”)

Annual bonus performance targets and actual bonuses paid under the STIP are reviewed and approved by the Committee each year. The annual STIP bonus focuses on achieving challenging annual performance objectives and is based on a pre- determined formula based on corporate-wide performance for our corporate-level NEOs and both corporate-wide and banner- specific performance for our NEOs in banner leadership roles, such as Ms. Singleton and Mr. Edelman. In determining the performance target at the start of each year, the Committee considers the Company’s current business plans, budget and relevant market data, including the relative positioning of the Company’s performance in its sector. The Committee sets a maximum bonus payout opportunity each year, which historically has been twice the target level, and a threshold performance level, below which no payments have historically been made.

Fiscal 2023 STIP

For the Fiscal 2023 STIP:

◆

We continued with a full fiscal year performance cycle and maintained the two key performance metrics from Fiscal 2022, Comparable Sales (20% weighting for Fiscal 2023) and Adjusted Operating Income (50% weighting for Fiscal 2023). We believe these metrics are understood by team members and focus on driving profitable growth.

◆

Market share growth was added as a metric in Fiscal 2023 since this is a key strategic priority of Inspiring Brilliance expected to help drive achievement of our goal of $9 to $10 billion in revenue. The weighting for market share growth was 30% for Fiscal 2023. Signet’s plan to outgrow the market includes:

◆	Leading player in the industry, leveraging scale to ensure Signet takes market share in all environments

◆	Competition cannot match investments in advertising, omnichannel, planning & forecasting

◆	Continuous opportunities for expansion

◆

The Committee reviewed the possible adoption of environmental, social and governance (ESG) and diversity, equity and inclusion (DEI) goals for the Signet variable incentive compensation plans. The Committee concluded that goals and progress for ESG and DEI matters are being tracked and are receiving the necessary strategic priority with appropriate accountability, as we believe they help drive our growth in Market Share and Revenue. Further information on ESG/DEI can be seen within the “Sustainability at Signet” and “Signet’s Approach to Human Capital Management” sections of this Proxy Statement.

◆	The Committee maintained the 25% threshold payment and a maximum of 200% payout, similar to Fiscal 2022.

For all NEOs, other than Ms. Singleton and Mr. Edelman, the Fiscal 2023 STIP award opportunities were based 100% on the achievement of corporate-wide performance targets. As the Group President and Chief Consumer Officer, Ms. Singleton’s Fiscal 2023 STIP award opportunity was based 50% on the corporate-wide performance targets noted above and 50% on Kay and Zales/Peoples (“KZP”) banner-specific performance targets. As Chief Digital Innovation Officer and President, Digital Banners, Mr. Edelman’s Fiscal 2023 STIP award opportunity was based 50% on corporate-wide performance targets noted above and 50% on James Allen banner-specific performance targets. The Committee incorporated the banner-specific metrics into Ms. Singleton’s and Mr. Edelman’s Fiscal 2023 STIP award opportunity to incentivize sales growth and profitability at the banner levels and harmonize such banner’ financial goals with those of Signet as a whole.

SIGNET JEWELERS	51	2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Fiscal 2023 STIP Target

Fiscal 2023 target and potential maximum STIP bonuses as a percentage of salary were as set out below. These bonus targets remained the same as Fiscal 2022 for the CEO and the NEOs initially. In August 2022, the Committee increased targets for Mss. Hilson and Singleton from 100% to 115% based on their expanded responsibilities.

NEO	Target STIP Bonus as a Percentage of Base Salary	Maximum STIP Bonus as a Percentage of Base Salary

Virginia C. Drosos	150%	300%

Joan M. Hilson	115%	230%

Jamie L. Singleton	115%	230%

Rebecca Wooters	75%	150%

Oded Edelman	75%	150%

Performance must exceed threshold goals to earn a STIP bonus payout, which is paid on a linear basis from 25% to 100% of the target bonus. At threshold, a 25% payout is earned and below threshold performance levels, no bonus is paid to executives. Performance in excess of the target up to the maximum results in a bonus paid on a linear basis from 100% to 200% of the target bonus for Fiscal 2023. The weighting, threshold, target, maximum and actual payouts for the corporate-wide performance metrics for Fiscal 2023 STIP were as follows:

Corporate-Wide Performance Metrics	Weighting	Threshold	Target	Max	Actual Achievement	Payout as % of Target

Fiscal 2023—Comparable Sales %*	20%	(3.3)%	3.0%	5.5%	(6.1)%	0%

Fiscal 2023—Market Share %**	30%	9.43%	9.91%	10.68%	9.70%	20.16%

Fiscal 2023—Adjusted Operating Income (in millions)***	50%	$908	$1,019	$1,225	$850	0%

*	Comparable sales include physical and eCommerce sales.

**	Signet’s share of the US jewelry and watch market, which is estimated based on industry and transaction data from MasterCard, The NPD Group and other third-party sources.

***

Adjusted Operating Income is a non-GAAP measure, calculated as consolidated operating income, adjusted to reflect net non-GAAP charges of $245.5 million related to litigation charges, certain asset impairments, and acquisition and integration-related costs.

Signet’s performance exceeded the threshold and was below the target for Market Share for Fiscal 2023. Signet’s performance, as well as the performance for Kay, Zales and Peoples and James Allen, was below threshold for Adjusted Operating Income and Comparable Sales in Fiscal 2023. As part of the Fiscal 2023 year-end process, the Committee reviewed the actual performance achieved and approved the annual bonus payout of 20.16% based on the achievement of Market Share for the corporate STIP for Mss. Drosos, Hilson and Wooters. Ms. Singleton and

SIGNET JEWELERS	52	2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Mr. Edelman also received a 20.16% payout based on the achievement of Market Share, since the Kay, Zales and Peoples and James Allen banner specific Comparable Sales and Adjusted Operating Income were also below threshold. The resulting annual bonus payouts are shown in the table below:

NEO	Total STIP Bonus Earned for Fiscal 2023
Virginia C. Drosos	$453,600
Joan M. Hilson	$188,249
Jamie L. Singleton	$184,779
Rebecca Wooters	$100,955
Oded Edelman	$90, 284

Long-Term Incentive Plan (“LTIP”)

The Committee believes that long-term share-based incentives are important vehicles to retain key executive officers, ensure the executive officers focus on long-term results, and align their interests with those of shareholders.

Long-term incentive grants are generally made at the same time as the annual compensation reviews. The value delivered through long-term incentives is determined holistically in the context of total compensation levels. This process, as described above, considers benchmarking data, retention needs, level of responsibility and individual performance.

Fiscal 2023 LTIP Grants

Fiscal 2023 LTIP grants were issued under the Omnibus Plan in March 2022 in a mix of 60% PSUs and 40% RSUs which was the same as Fiscal 2022.

◆

Ms. Drosos’s target LTIP award value was increased by $1,250,000 to $8,750,000 to reward her outstanding Company leadership, and strong performance and to bring her pay within a competitive range of the market median.

◆

Ms. Hillson’s target LTIP award was initially increased from 225% to 240% of salary to reward her outstanding financial leadership, and strong performance and to bring her above the market median. In August of 2022 Ms. Hillson’s target LTIP award increased from 240% to 250% based on expanded responsibilities.

◆

Ms. Singleton’s target LTIP award was initially increased from 225% to 240% of salary to reward her outstanding banner leadership, strong progress of Kay and Zales and to bring her closer to the market median. In August of 2022 Ms. Singleton’s target LTIP award increased from 240% to 250% based on expanded responsibilities.

◆	Ms. Wooters’s target LTIP award was increased from 125% to 135% of salary to reward her outstanding progress in our digital transformation and her strong performance.

◆	Mr. Edelman’s target LTIP award was increased from 125% to 135%of salary to reward his outstanding leadership in diamond sourcing and to maintain his competitive market pay positioning.

NEO LTIP targets expressed as a percentage of salary are shown in the table below:

NEO	Target LTIP Award
Virginia C. Drosos	583% of Base Salary
Joan M. Hilson	250% of Base Salary
Jamie L. Singleton	250% of Base Salary
Rebecca Wooters	135% of Base Salary
Oded Edelman	135% of Base Salary

The number of PSUs and RSUs granted to NEOs in in March 2022 for the Fiscal 2023 annual grant was based upon an award methodology using the average closing price of the Company’s Common Shares on the NYSE for the 20 trading days leading up to and including the grant date. The PSUs and RSUs were granted on March 18, 2022, based

SIGNET JEWELERS	53	2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

on a stock price of $71.53. On September 14, 2022, Ms. Singleton and Ms. Hilson received a prorated LTIP grant that reflected the LTIP target increase from 240% to 250% of their respective base salaries in connection with their expanded responsibilities, based on a stock price of $63.51.

Fiscal 2023-2025 RSUs

One third of the RSUs granted under the Fiscal 2023 - 2025 LTIP vest on each of the first, second, and third anniversary of the grant date subject to continued service with the Company.

Fiscal 2023-2025 PSUs

The Committee elected to maintain a shortened performance measurement period of two cumulative years for the Fiscal 2023 PSUs, compared to historic three-year performance periods. The two-year performance period recognized continued economic uncertainties while the three years of vesting service requirement assisted with retention. The performance metrics for the Fiscal 2023 PSUs were weighted 50% on Free Cash Flow and 50% on Revenue similar to the Fiscal 2022 LTIP, and these metrics were chosen to ensure focus on top- and bottom-line growth and working capital efficiency. Free Cash Flow, a non-GAAP measure, is defined as the net cash provided by operating activities less purchases of property, plant and equipment. Management considers this measure to be helpful in understanding how the business is generating cash from its operating and investing activities that can be used to meet the financing needs of the business.

LTIP Performance Targets

The PSUs will be earned based on the level of achievement for two-year cumulative Free Cash Flow and Revenue and will pay out at 25% (minimum) upon achievement of threshold levels of target performance, 100% upon achievement of target performance and 200% upon achievement of the maximum target levels of performance (or on a linear basis between threshold and target or target and maximum levels) following completion of a three-year service period.

Fiscal 2023—2025 PSU Achievement Schedule

Performance Measure	Weighting	Threshold (Pays 25% of Target Award)	Target (Pays 100% of Target Award)	Maximum (Pays 200% of Target Award)
2-Year Cumulative Revenue	50%	95% of target performance	100%	106% of target performance
2-Year Cumulative Free Cash Flow	50%	84% of target performance	100%	114% of target performance

The performance targets and actual performance as measured against the targets will be disclosed at the end of the two-year performance period.

SIGNET JEWELERS	54	2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Determinations Related to Vesting of Previously Granted Performance-Based LTIP Awards

In March 2023, the Committee certified performance results for the two-year performance period ending January 28, 2023 for the Fiscal 2022-2024 PSUs granted March 22, 2021. These awards require an additional year of service for vesting purposes and will vest on February 3, 2024. These awards were weighted based on 50% Revenue and 50% on Free Cash Flow.

The Free Cash Flow and Revenue amounts used to determine the payouts were adjusted to exclude the following amounts related to the Diamonds Direct and Blue Nile Acquisitions, since these transactions were not contemplated at the times the goals were established (1) Free Cash Flow excludes $28 million and $21 million in Fiscal 2022 and Fiscal 2023, respectively, related to these acquisitions, and (2) Revenue excludes $133 million and $679 million in revenue in Fiscal 2022 and 2023, respectively, related to these acquisitions. In addition, Free Cash Flow excludes proceeds of $81 million related to the sale to the Company’s accounts receivable portfolio in Fiscal 2022, as this transaction also was not contemplated at the time the goals were established.

No COVID-19-related adjustments were made to the performance goals for any of the outstanding LTIP cycles despite the disruption of the pandemic on the Company’s ability to achieve such performance goals.

The performance for these measures under the Fiscal 2022 - 2024 PSUs is shown below. The awards exceeded the maximum payout level and therefore 200% vesting will occur, and the awards will pay out following an additional year of service ending February 3, 2024.

Performance Target	Weighting	Threshold (Pays 25% of Target Award)	Target (Pays 100% of Target Award)	Maximum (Pays 200% of Target Award)	Actual (1)	Share Award Vesting (as a Percentage of Target Award)
Revenue (in millions)	50%	$12,075	$12,425	$12,795	$14,856	200%
Adjusted Free Cash Flow (in millions)	50%	$575	$635	$710	$1,656	200%

(1)

See discussion of adjustments for the Diamonds Direct and Blue Nile acquisitions above. The actual cumulative two-year results prior to these adjustments were Revenue of $15.7 billion and Adjusted Free Cash Flow of $1.8 billion, which both exceeded the maximum goal for the metric.

Retirement & Deferred Compensation

The Company provides retirement and deferred compensation benefits to NEOs and all eligible team members, both as a retention mechanism and to provide a degree of post-retirement financial security, through the Company-sponsored Signet Jewelers 401(k) Retirement Savings Plan (the “401(k) Plan”), which is a qualified plan under federal guidelines, and the Deferred Compensation Plan (the “DCP”).

Under the 401(k) Plan the team members who participate receive a match of 50% up to a maximum of 6% of the team member’s base salary and cash bonus. Under federal guidelines, the 401(k) Plan contributions by senior management may be reduced based on the participation levels of lower-paid team members. Under the DCP, managers are eligible to contribute up to 15% of base salary and/or cash bonus and receive a match of 50% up to a maximum of 8% of the manager’s base salary and/or cash bonus.

Effective in March 2022, the retirement definition was harmonized across all compensation and retirement benefit programs. The new retirement definition is attainment of age 60 and 5 years of service. This will provide for full vesting of all Company matching balances in the 401(k) and DCP prospectively once the retirement age and service is attained. Also, in the event of such retirement, the STIP provides for payment of a pro-rated target annual bonus and, for LTIP awards held for at least six months from the grant date, such awards will continue to vest and pay out post-retirement, subject to actual performance achievement for performance-based awards.

We do not offer any retirement benefits to our Israeli-based executive officers, including Mr. Edelman, except for social benefits required pursuant to Israeli labor laws, or are common practice in Israel and are generally available to all Israeli team members, and as set forth in the personal employment agreements, as amended, that Mr. Edelman entered into with an Israeli subsidiary of the Company (described in more detail below under the “NEO Agreements” section of this Proxy Statement). For example, we contribute 8.33% of each Israeli team member’s monthly base salary each month to an investment fund for the benefit of such team member (provided that certain team members may elect to receive a portion of such monthly amount as additional salary in lieu of it being contributed to such investment fund), which will be released to such team member upon termination of

SIGNET JEWELERS	55	2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

employment for any reason, including retirement. In addition, we make a monthly payment of up to 6.5% of each team member’s monthly base salary to another insurance or pension fund (provided that certain team members may elect to receive a portion of such monthly amount as additional salary in lieu of it being contributed to such insurance or pension fund), which accrued amount may be withdrawn by the team member after retirement or, subject to various tax restrictions in Israel, after leaving our employment. The amounts of the above referenced benefits contributed by us to Mr. Edelman in Fiscal 2023 are specified the Summary Compensation Table below.

Perquisites

NEOs receive a limited number of perquisites and supplemental benefits:

◆	The Company reimburses the cost of physical examinations for the CEO and the NEOs based in the US to facilitate and encourage maintaining proactive healthcare and well-being.

◆

The Company reimburses the cost of financial planning and tax preparation up to $15,000 annually to provide holistic financial and tax planning and support the optimization of Signet compensation and benefit programs.

◆	Relocation benefits are provided, including reimbursement for a spouse’s travel expenses where the spouse has not also relocated.

◆	Where applicable, small retirement gifts may be given.

◆	In addition, in limited circumstances, where it is appropriate that spouses attend business related functions, Signet covers the travel expenses of spouses.

◆	The Company does not provide any tax gross-up payments for any perquisites other than for relocation payments where applicable.

◆

Also, as is customary in Israel and applicable to all Israeli employees, we provide our Israeli team members with a certain amount of monthly contributions equal to 8.33% of their base salary for the benefit of each team member’s study and training purposes. The amounts of such benefits provided to Mr. Edelman in Fiscal 2023 are specified in the Summary Compensation Table below.

OTHER POLICIES AND PRACTICES

Clawback Policy

The Committee has adopted a Clawback Policy that provides that in the event of a material restatement of the Company’s financial results, the Committee will recalculate incentive compensation based on the restated results. In the event of an overpayment, the Company will seek to recover the difference from its officers subject to Section 16 of the Securities Exchange Act of 1934, as amended, and may seek to recover such amounts from other employees in the discretion of the Board. Similarly, in the interest of fairness, should a restatement result in an under payment of incentive compensation, the Company will make up any difference. The Committee may also provide, to the extent permitted by law, that the participant’s rights under an award are subject to reduction, cancellation, forfeiture or recoupment, upon (a) breach of non-competition, non-solicitation, confidentiality or other restrictive covenants that are applicable to the participant, (b) a termination of the participants employment for cause, or (c) other conduct by the participant that is detrimental to the business or reputation of the Company and/or its affiliates.

The Clawback Policy is subject to applicable SEC or NYSE rules which will apply in lieu of the Company’s policy to the extent they are inconsistent, and the Company will amend its policy effective January 27, 2023 to incorporate updated NYSE listing standards once finalized. The Company will also provide disclosure of the Clawback Policy including recovered/recoverable amounts, as required by SEC rules. The terms and operation of the Clawback Policy are overseen by the Human Capital Management & Compensation Committee.

Share Ownership Policy

It is the Company’s policy that executive officers build a holding of Common Shares. The guidelines for these holdings for the NEOs are currently as follows:

◆	Five times annual base salary: CEO

◆	Three times annual base salary: All other NEOs

SIGNET JEWELERS	56	2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

All executives are expected to build their holdings and are required to hold 50% of net after-tax shares received upon vesting or payout until their respective holding requirements are met. Currently, all NEOs are in compliance with the Share Ownership Policy.

Anti-Hedging and Pledging Policies

It is the Company’s policy to strictly prohibit all types of hedging and monetization transactions that would allow an officer, Director or other team members who is a security holder to engage in transactions that would separate the risks and rewards of ownership of Company securities from actual ownership of those securities. In addition, the Company strictly prohibits any pledging or holding of Company shares in a margin account by any officer, Director or other team members of the Company.

Health & Welfare

NEOs participate in various health and welfare programs, as well as life insurance and long-term disability plans, which are generally available to other executive officers of the Company.

Agreements with NEOs

Each NEO has a termination protection agreement with the Company, (or in Mr. Edelman’s case, an employment agreement) setting forth the terms of the NEO’s employment with the Company. The principal terms of these agreements are described under the “NEO Agreements” section of this Proxy Statement.

On March 15, 2022, the Company entered into amended and restated Termination Protection Agreements or similar arrangements with the CEO and each of the Company’s NEOs. Changes to these agreements followed a review of current market and peer company practices and were aimed at streamlining the terms, as further described below.

Termination for Cause and Violation of Non-Compete and Non-Solicitation Covenants

◆	PSUs and RSUs will not vest if termination for cause occurs before the conclusion of the performance or vesting period.

◆

All NEO termination protection agreements contain a non-competition covenant that has a 12-month post-employment term, as well as a non-solicitation covenant that has a post-employment term between 12 months and two years.

◆	Violation of the non-compete or non-solicitation covenants will result in cessation of severance payments, potential litigation, and the Company’s ability to seek injunctive relief and damages.

◆	For more information concerning the NEO termination protection agreements and employment agreement, see “NEO Agreements” below.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

In general, Section 162(m) of the Internal Revenue Code (“Section 162(m)”) denies a federal income tax deduction to the Company for compensation in excess of $1 million per year paid to certain team members (the “Covered Employees”). Prior to 2018, Section 162(m) included an exception from the deduction limitation for “qualified performance-based compensation,” however, the Tax Cuts and Jobs Act, enacted on December 22, 2017, eliminated the “qualified performance-based compensation” exception effective for tax years beginning after December 31, 2017. As a result, beginning in 2018, compensation paid to certain executive officers in excess of $1 million will generally be nondeductible, whether or not it is performance-based.

The Tax Cuts and Jobs Act includes a transition rule under which the changes to Section 162(m) described above will not apply to compensation payable pursuant to a written binding contract that was in effect on November 2, 2017 and is not materially modified after that date. To the extent applicable to the Company’s existing contracts and awards, the Committee may avail itself of this transition rule. However, because of uncertainties as to the application and interpretation of the transition rule, no assurances can be given at this time that existing contracts and awards, even if in place on November 2, 2017, will meet the requirements of the transition rule. Although the Committee has designed the executive compensation program with tax considerations in mind, the Committee retains the flexibility to authorize compensation that may not be deductible if the Committee believes doing so is in the best interests of the Company.

SIGNET JEWELERS	57	2023 PROXY STATEMENT

Compensation Committee Report

The Human Capital Management & Compensation Committee has reviewed and discussed with the Company’s management the Compensation Discussion and Analysis section of this Proxy Statement required by Item 402(b) of Regulation S-K. Based on this review and discussion, the Human Capital Management & Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement.

Members of the Human Capital Management & Compensation Committee:

Nancy Reardon (Chair)

R. Mark Graf

Jonathan Seiffer

Eugenia Ulasewicz

Dontá Wilson

SIGNET JEWELERS	58	2023 PROXY STATEMENT

Compensation Committee Interlocks and Insider Participation

The directors who served on the Human Capital Management & Compensation Committee during Fiscal 2023 were Nancy Reardon, R. Mark Graf, Jonathan Seiffer, Eugenia Ulasewicz and Dontá Wilson. The Human Capital Management & Compensation Committee determines the compensation of the CEO and makes recommendations to the Board with respect to the compensation of the other executive officers of the Company, including those listed in the Summary Compensation Table included in this Proxy Statement. Ms. Drosos did not participate in decisions regarding her own Fiscal 2023 compensation.

No member of the Human Capital Management & Compensation Committee was, at any time during Fiscal 2023 or at any other time, an officer or employee of the Company, and no member of this Committee had any related party transaction with the Company requiring disclosure under Item 404 of Regulation S-K under the Exchange Act. During Fiscal 2023, none of the executive officers of the Company served as a member of the board or compensation committee of any other entity that has one or more officers serving as a member of the Company’s Board or Human Capital Management & Compensation Committee.

SIGNET JEWELERS	59	2023 PROXY STATEMENT

Executive Compensation Tables

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation during Fiscal 2023, Fiscal 2022 and Fiscal 2021, as appropriate or earned by NEOs.

NEO & Position	Fiscal Year	Salary(1)(2)	Bonus	Stock Awards(3)(4)	Non-Equity Incentive Plan Compensation(5)	All Other Compensation(6)	Total

Virginia C. Drosos Chief Executive Officer	2023	$1,500,000	$0	$8,908,930	$453,600	$166,624	$11,029,154
	2022	$1,500,000	$0	$6,814,324	$4,500,000	$139,136	$12,953,460
	2021	$1,368,359	$0	$6,145,991	$4,500,000	$170,244	$12,184,594

Joan M. Hilson Chief Financial, Strategy and Services Officer	2023	$872,115	$0	$2,168,299	$188,249	$31,497	$3,260,160
	2022	$839,904	$0	$1,737,636	$1,679,808	$20,357	$4,277,705
	2021	$699,735	$0	$1,333,671	$1,347,548	$10,782	$3,391,736

Jamie L. Singleton Group President, Chief Consumer Officer	2023	$855,962	$0	$2,131,739	$184,779	$27,329	$3,199,809
	2022	$814,904	$0	$1,686,529	$1,629,808	$59,887	$4,191,128
	2021	$664,929	$0	$1,290,647	$1,289,296	$115,579	$3,360,451

Rebecca Wooters Chief Digital Officer	2023	$667,692	$0	$920,935	$100,955	$39,921	$1,729,503
	2022	$650,000	$0	$738,167	$975,000	$9,240	$2,372,407
	2021	$477,431	$0	$990,301	$975,000	$1,573	$2,444,305

Oded Edelman(7) Chief Digital Innovation Officer and President, Digital Banners	2023	$573,523	$0	$824,654	$90,284	$121,107	$1,609,568
	2022	$585,806	$0	$653,005	$852,404	$130,712	$2,221,927
	2021	$514,464	$0	$516,251	$787,500	$110,646	$1,928,861

(1)	The amounts reflected in the table above represent actual salary earned during Fiscal 2023 and 2022. Amounts reflected in the table for Fiscal 2021 included COVID-related pay reductions.

(2)	Mss. Hilson, Singleton, and Wooters and Mr. Edelman received salary increases effective March 13, 2022.

(3)

In accordance with FASB Topic 718, the amounts calculated are based on the aggregate grant date fair market value of the restricted stock units and performance-based restricted stock units. For information on the valuation assumptions, refer to note 27 in Signet’s Annual Report on Form 10-K for Fiscal 2023. The amounts in the table above reflect the total value of the PSUs at the target (or 100%) level of performance achievement. Grants made during Fiscal 2023 are detailed in the “Grants of Plan Based Table and see the table below for the potential maximum value for such PSU grants.”

(4)

Details of the annual LTIP grants including changes in annual targets are detailed in the “CDA-Fiscal 2023 LTIP Grants.” Mss. Hilson and Singleton Fiscal 2023 awards include a special one-time grant based on their expanded responsibilities related to organizational changes. Ms. Wooters Fiscal 2021 stock award included a $350,000 grant made pursuant to her offer of employment.

(5)

The amounts in the table above reflect the actual STIP awards earned for Fiscal 2023 at a 20.16% earned achievement level for corporate performance and blended achievement for Ms. Singleton and Mr. Edelman based on corporate and business unit achievement as referenced in the “CDA—Elements of NEO Compensation—Annual Bonus under the Short-Term Incentive Plan (STIP).

(6)	The table below provides the incremental Fiscal 2023 cost to the Company for each of the elements included in the “All Other Compensation” column above.

NEO	401(k) Matching Contribution(a)	DCP Matching Contribution(a)	Dividends(b)	Health Care Reimbursements Related to Physical Exam	Life and Disability Insurance Premiums	Perquisites(c)	Total

Virginia C. Drosos	$10,881	$90,000	$56,153	$1,800	$7,790	$—	$166,624

Joan M. Hilson	$10,188	$—	$9,825	$—	$11,484	$—	$31,497

Jamie L. Singleton	$10,183	$—	$5,662	$—	$11,484	$—	$27,329

Rebecca Wooters	$9,681	$26,692	—	$—	$3,548	$—	$39,921

Oded Edelman	$—	$—	$3,928	$—	$—	$117,179	$121,107

(a)	401(k) and DCP Company matches were suspended during a portion of Fiscal 2021. Reinstatement of Company matches for both plans became effective January 2021.

(b)	Represents payment of the accrued dividend on the restricted share awards (“RSAs”) that vested on April 25, 2022.

(c)

Amount reported for Mr. Edelman includes certain Israeli benefits, including employer contributions in Fiscal 2023 to Mr. Edelman’s pension fund ($33,978), education fund ($40,115), and severance fund ($43,086).

SIGNET JEWELERS	60	2023 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

(7)

Mr. Edelman’s primary work location is in Israel and the salary is paid in New Israeli Shekels (NIS) on a monthly basis, similar to other Israeli team members. Mr. Edelman elected to receive cash in lieu of having supplemental deposits (in excess of satisfying the Israeli statutory requirements) for pension, education and severance funds that in total were approximately $93,000 USD. These cash payments were taxable to Mr. Edelman. Mr. Edelman’s non-equity compensation was also paid in NIS. For purposes of this presentation, these amounts were converted to USD based on a conversion rate of $0.28355 to 1 NIS (the monthly average conversion rate in January 2023).

The table below provides the potential value of Fiscal 2023 PSUs at target (as included in the amounts reported in the Summary Compensation Table above) and maximum level of performance.

NEO	Potential Value at Target Level	Potential Value at Maximum Level

Virginia C. Drosos	$5,345,358	$10,690,716

Joan M. Hilson	$1,301,007	$2,602,015

Jamie L. Singleton	$1,279,085	$2,558,171

Rebecca Wooters	$552,561	$1,105,122

Oded Edelman	$494,807	$989,614

GRANTS OF PLAN-BASED AWARDS

Set forth below is information concerning grants of plan-based awards made during Fiscal 2023 under the Omnibus Plan.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(6)			Estimated Future Payouts Under Equity Incentive Plan Awards(7)			All other Stock Awards: Number of Shares or Units	Grant Date Fair Value of Stock and Option Award(8)
NEO		Grant Date	Threshold	Target	Max	Threshold	Target	Max

Virginia C. Drosos	(1)		$562,500	$2,250,000	$4,500,000

	(2)	March 18, 2022				18,349	73,395	146,790		$5,345,358

	(3)	March 18, 2022							48,930	$3,563,572

Joan M. Hilson	(1)		$251,563	$1,006,250	$2,012,500

	(2)	March 18,2022				4,404	17,614	35,228		$1,282,828

	(3)	March 18, 2022							13,858	$855,243

	(4)	Sept. 14, 2022				83	330	660		$18,180

	(5)	Sept. 14, 2022							220	$12,049

Jamie L. Singleton	(1)		$247,250	$989,000	$1,978,000

	(2)	March 18, 2022				4,328	17,313	34,626		$1,260,906

	(3)	March 18, 2022							13,451	$840,604

	(4)	Sept. 14, 2022				83	330	660		$18,180

	(5)	Sept. 14, 2022							220	$12,049

Rebecca Wooters	(1)		$125,625	$502,500	$1,005,000

	(2)	March 18, 2022				1,897	7,587	15,174		$552,651

	(3)	March 18, 2022							5,058	$368,374

Oded Edelman	(1)		$112,500	$450,000	$900,000

	(2)	March 18, 2022				1,699	6,794	13,588		$494,807

	(3)	March 18, 2022							4,529	$329,847

(1)

Represents bonus opportunities under the Fiscal 2023 STIP. The threshold, target and maximum bonus levels, respectively, for Fiscal 2023 expressed as a percentage of base salary were 37.5%, 150% and 300% for Ms. Drosos, 28.75, 115% and 230% for Ms. Hilson and Ms. Singleton, 18.75%, 75%, and 150% for Ms. Wooters, and Mr. Edelman based on goals established by the Human Capital Management & Compensation Committee. Ms. Hilson and Ms. Singleton’s STIP% increased to 115% of base salary effective August 11, 2022 (from January 30, 2022 through August 10, 2022 STIP was 100% of base salary). For a more detailed description of the Fiscal 2023 STIP, including a discussion of the Company’s performance with respect to goals and amounts awarded to the NEOs in Fiscal 2023, see “CDA-Elements of NEO Compensation-Annual Bonus under the Short-Term Incentive Plan (STIP)” section of this Proxy Statement.

SIGNET JEWELERS	61	2023 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

(2)

Represents PSUs granted under the Omnibus Plan. PSUs will vest on the third anniversary of the grant date subject to achievement of performance goals and continued service. Vesting may be prorated upon certain terminations of employment or change of control events. Ms. Drosos and Ms. Singleton are eligible for the retirement vesting opportunity which follows the grantee’s 60th birthday with at least 5 years of service. If following the sixth-month anniversary of the grant date, upon the grantee’s retirement, the units shall continue to vest and become fully vested on the third anniversary of the grant date, subject to actual performance achievement. Under the terms of these awards, the portion of the PSUs that will vest depends on the achievement of cumulative LTIP Revenue and LTIP Free Cash Flow goals for the two-year performance measurement period covering Fiscal 2023 through Fiscal 2024. The minimum payout if threshold is achieved is 25% of target and the maximum payout is 200% of target. The PSUs will be forfeited in the event the Company fails to achieve minimum performance.

(3)

Represents time-based RSUs granted under the Omnibus Plan. RSUs will vest as to one-third of the award on each of the first, second and third anniversary of the grant date subject to continued service. Vesting may be prorated upon certain terminations of employment or change of control events. Ms. Drosos and Ms. Singleton are eligible for the retirement vesting opportunity which follows the grantee’s 60th birthday with at least 5 years of service. If following the sixth-month anniversary of the grant date, upon the grantee’s retirement, the units shall continue to vest and become fully vested on the third anniversary of the grant date. RSUs do not accrue dividends prior to vesting.

(4)

Represents PSUs granted under the Omnibus Plan based on the expansion of roles for Ms. Hilson and Ms. Singleton, valued at $21,000. This amount represents the prorated increase in LTIP annual grant value to 250% (from 240%) of salary. The grant price and number of shares were determined using the 20-day average of the closing stock price up to and including the date of grant. PSUs vesting is aligned to the annual LTIP grant and will be subject to the same performance goals, the same two-year fiscal performance period, the same retirement rules and termination of employment or change of control events. Ms. Singleton is eligible for the retirement vesting opportunity.

(5)

Represents time-based RSUs granted under the Omnibus Plan based on the expansion of roles for Ms. Hilson and Ms. Singleton, valued at $14,000. This amount represents the prorated increase in LTIP annual grant value to 250% (From 240%) of salary. The grant price and number of shares were determined using the 20-day average of the closing stock price up to an including the date of grant. RSUs will vest on each of the first, second and third anniversary of the grant date subject to continued service. RSU vesting is aligned to the annual LTIP grant and will be subject to the same retirement rules and termination of employment or change of control events. Ms. Singleton is eligible for the retirement vesting opportunity.

(6)

Performance must exceed threshold level to earn any Fiscal 2023 STIP payout, with payment amounts determined on a linear basis from 25% to 100% of target for achievement between threshold and target performance goals and from 100% to 200% of target for achievement between target and maximum performance goals. For a more detailed description of the Fiscal 2023 STIP, see “CDA-Elements of NEO Compensation-Annual Bonus under the Short-Term Incentive Plan (“STIP)” section of this Proxy Statement.

(7)	Payouts of equity incentive plan awards may range from 0 shares to the maximum as described above. At threshold, target and maximum levels, 25%, 100% and 200% is paid to the NEOs.

(8)

Represents the grant date fair value of each equity-based award as determined in accordance with FASB ASC Topic 718. The actual value received by the NEOs with respect to these awards may range from $0 to an amount greater than the reported amount, depending on the Company’s actual financial performance and share value when the shares are received.

SIGNET JEWELERS	62	2023 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2023

	Option Awards				Stock Awards
NEO	Number of securities underlying unexercised options (#) unexercisable		Option exercise price	Option expiration date	Number of shares or units of stock that have not vested		Market value of shares or units that have not vested(1)	Equity Incentive Plan Awards: Number of unearned shares, units or other rights that have not vested		Equity Incentive Plan Awards: Market or payout value of unearned shares, units or other rights that have not vested(1)

Virginia C. Drosos					144,075	(3)	$10,949,700	81,521	(6)	$12,391,192

					36,232	(4)	$2,753,632	73,395	(7)	$5,578,020

					48,930	(5)	$3,718,680

Joan M. Hilson					31,264	(3)	$2,376,064	20,788	(6)	$3,159,776

					9,239	((4)	$702,164	17,614	(7)	$1,338,664

					11,743	(5)	$892,468	330	(8)	$25,080

					220	(10)	$16,720

Jamie L. Singleton	6,000	(2)	$39.72	April 25, 2028	30,225	(3)	$2,299,380	20,176	(6)	$3,066,752

					8,968	(4)	$681,568	17,313	(7)	$1,315,788

					11,542	(5)	$877,192	330	(8)	$25,080

					220	(10)	$16,720

Rebecca Wooters					16,482	(3)	$1,252,632	8,831	(6)	$1,342,312

					3,925	(4)	$298,300	7,587	(7)	$576,612

					5,058	(5)	$384,408

					15,799	(9)	$1,200,724

Oded Edelman					12,102	(3)	$919,752	7,812	(6)	$1,187,424

					3,472	(4)	$263,872	6,794	(7)	$516,334

					4,529	(5)	$344,204

(1)	Calculated using the closing market price of the Company’s Common Shares on January 27, 2023, the last business day of Fiscal 2023 ($76.00 per share).

(2)

The grant date for this stock option award was April 25, 2018. 100% of these options vested on April 25, 2021 and were eligible to be exercised as of January 28, 2023. These options have not been exercised.

(3)

The grant date for this RSU award was April 27, 2020. One third of this grant vests on each of the first, second and third anniversary of the grant date. As of January 28, 2023, the awards outstanding represent the amounts eligible for vesting third anniversary of the grant.

(4)

The grant date for this RSU award was March 22, 2021. One third of this grant vests on each of the first, second and third anniversary of the grant date. As of January 28, 2023, the awards outstanding represent the amounts eligible for vesting on the second and third anniversary of the grant.

(5)

The grant date for this RSU award was March 18, 2022. One third of this grant vests on each of the first, second and third anniversary of the grant date. As of January 28, 2023, the awards outstanding represent the amounts eligible for vesting on the first, second and third anniversary of the grant.

(6)

The grant date for this PSU award was March 22, 2021. The Human Capital Management and Compensation Committee determined the extent to which this grant may be earned after the two-year performance period, which ends on January 28, 2023. Performance associated with this award was determined to exceed maximum achievement, and the award will vest and payout following an additional year of service on February 3, 2024. Amount reported reflects payout at maximum, which was 200% for such grant.

(7)

The grant date for this PSU award was March 18, 2022. The Human Capital Management and Compensation Committee will determine the extent to which this grant may be earned after the two-year performance period, which ends on February 3, 2024, and the award will vest and payout following an additional year of service on March 18, 2025. Performance associated with this award is expected to be at or slightly above threshold achievement, but below target. Amount reported reflects payout at target, which is 100% for such grant.

(8)

The grant date for this PSU award was September 14, 2022. The Human Capital Management and Compensation Committee will determine the extent to which this grant may be earned after the two-year performance period, which ends on February 3, 2024, and the award will vest and payout following an additional year of service on March 18, 2025. Performance associated with this award is expected to be at or slightly above threshold achievement, but below target. Amount reported reflects payout at target, which is 100% for such grant.

(9)

The grant date for this RSU award was April 16, 2020. One third of this grant vests on each of the first, second and third anniversary of the grant date. As of January 28, 2023, the awards outstanding represent the amounts eligible for vesting on the third anniversary of the grant.

(10)

The grant date for this RSU award was September 14, 2022. One third of this grant vests on each of the first, second and third anniversary of the grant date. As of January 28, 2023, the awards outstanding represent the amount eligible for vesting on the first, second and third anniversary of the grant.

SIGNET JEWELERS	63	2023 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

OPTION EXERCISES AND SHARES VESTED

The table below shows the number and value of share options exercised and shares vested (or settled) for the NEOs in Fiscal 2023.

	Stock Awards
NEO	Number of shares acquired on vesting	Value realized on vesting(1)

Virginia C. Drosos	938,665	$69,660,245

Joan M. Hilson	193,878	$14,437,446

Jamie L. Singleton	160,949	$11,988,997

Rebecca Wooters	84,453	$6,357,478

Oded Edelman	74,335	$5,523,326

(1)

Represents the number of Common Shares acquired upon the vesting of PSUs at actual achievement, RSUs and restricted share awards (“RSAs”) during Fiscal 2023, inclusive of shares that were withheld for tax purposes upon vesting. The amount included with respect to PSUs includes the shares issued upon vesting of (a) the Fiscal 2020–2022 PSUs, which had a three-year performance period and were settled in March 2022 upon HCMC confirmation of the performance achievement following the end of Fiscal 2022 and (b) the Fiscal 2021–2023 PSUs, which had a two-year performance period, with the performance achievement also confirmed in March 2022 following the end of Fiscal 2022, followed by an additional year of vesting ending on January 28, 2023, which was the last day of Fiscal 2023.

(2)

The value realized on vesting of RSUs, RSAs and PSUs is equal to the average high and low price of the Common Shares on the applicable vesting date (or the then-most recent trading day), multiplied times the number of Common Shares acquired upon vesting, inclusive of the value of Common Shares that were withheld upon vesting for tax purposes, and, for RSAs, the dividends accrued thereon.

NON-QUALIFIED DEFERRED COMPENSATION

The Company maintains a Deferred Compensation Plan (“DCP”), which is an unfunded, non-qualified plan under Federal guideline, established for senior management to assist with pre-tax retirement savings in addition to the 401(k) Plan. The Company has provided a 50% matching contribution under the DCP for each participant’s annual deferral, up to 8% of the participant’s annual eligible compensation. The Company matching contribution was suspended during the COVID-19 pandemic but was reinstated in January 2021 and was in place for all of Fiscal 2023. Although the DCP also permits additional employer discretionary contributions, the Company did not make any additional discretionary contribution in Fiscal 2023.

NEO	Executive contributions in last fiscal year(1)	Registrant contribution in last fiscal year(2)	Aggregate earnings in last fiscal year(3)	Aggregate withdrawals/ distributions in last fiscal year(4)	Aggregate balance at last fiscal year end(5)

Virginia C. Drosos	$180,000	$90,000	$(130,331)	$(7,178)	$2,108,271

Joan M. Hilson	$—	$—	$—	$—	$—

Jamie L. Singleton	$—	$—	$3,676	$(22,889)	$149,574

Rebecca Wooters	$53,385	$26,692	$3,229	$(351)	$88,784

Oded Edelman	$—	$—	$—	$—	$—

(1)	All NEO contributions are reflected in their “Salary” or “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table.

(2)	All registrant contributions reflect the Company match for executive contributions. These contributions are reported in the “All Other Compensation” column of the Summary Compensation Table.

(3)

Aggregate earnings represent interest credited to each executive’s account based the crediting rate of interest declared for the year. For Fiscal 2023, this rate did not exceed 120% or the applicable US federal long-term rate. As such, no amounts are reported in the Summary Compensation Table.

(4)

In Fiscal 2023, the withdrawal for Ms. Drosos was related to the payment of required tax withholdings for earnings on non-qualified deferred compensation balances. The withdrawal for Ms. Singleton was based on a short-term payout election made prior to the beginning of the 2016 calendar year.

(5)

The aggregate balance reported as of January 28, 2023 for each executive includes the following amounts that were reported in the Summary Compensation Table in the proxy statements from prior years including:

NEO	Aggregate balance reported in Summary Compensation Table in prior years

Virginia C. Drosos	$1,873,123

Joan M. Hilson	$—

Jamie L. Singleton	$95,709

Rebecca Wooters	$6,000

Oded Edelman	$—

SIGNET JEWELERS	64	2023 PROXY STATEMENT

NEO Agreements

This section summarizes the details of the termination protection agreements with Ms. Drosos, Ms. Hilson, Ms. Singleton and Ms. Wooters, and the terms the employment agreement with Mr. Edelman, in each case that were in effect as of the end of Fiscal 2023 pursuant to the amended and restated termination protection agreements (or, in the case of Mr. Edelman, the amendment to his personal employment agreement) entered into on March 15, 2022. The actual salary paid during Fiscal 2023 to each NEO is set forth in the Summary Compensation Table, and their current annual salary and maximum and target bonus opportunities are described in the CDA.

TERMINATION PROTECTION AGREEMENTS

Each of the NEOs, other than Mr. Edelman, are party to a termination protection agreement with a US subsidiary of the Company that governs terminations of employment and certain material terms of such NEO’s employment. Mr. Edelman is subject to an employment agreement with an Israeli subsidiary of the Company.

CEO Termination Protection Agreement

Ms. Drosos’s amended and restated termination protection agreement automatically renews for one-year periods on August 1 of each year, unless either party provides notice of non-renewal at least six months prior to the end of the then-current term. Ms. Drosos’s employment shall continue until terminated by the Company at any time, by Ms. Drosos with at least 90 days’ notice, by either party upon notice of non-renewal of the agreement as described above, or upon Ms. Drosos’s death or termination for “cause,” which terminations may be effective immediately.

Ms. Drosos is entitled to the following severance payments, subject to the execution and non-revocation of a release of claims, (a) if she is terminated by the Company without “cause” or (b) in the event the Company elects not to renew the termination protection agreement at the end of any term:

◆	one and one-half times (1.5x) the sum of base salary and target annual bonus, payable for twelve months following the date of termination;

◆

a lump sum amount equal to the annual bonus Ms. Drosos would have otherwise received for the fiscal year in which such termination occurs, based on actual performance and pro-rated for the number of days employed during such fiscal year;

◆

in respect of each then-ongoing award under the Company’s LTIP as of the date of termination, (a) with respect to awards that vest in whole or in part based on performance, at the end of each completed performance cycle for each such award, vesting calculated based on actual performance during the full performance cycle, prorated based on the number of calendar days employed during the maximum vesting period applicable to the award, and (b) with respect to awards that vest solely based on provision of services, vesting calculated based on the award the executive otherwise would have received for the vesting cycle, prorated based on the number of calendar days employed during the vesting period, in each case payable in accordance with the LTIP and applicable award agreement; and

◆

if Ms. Drosos elects coverage under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”), a cash payment equal to the employer contribution to the premium payment for actively employed senior executives, payable monthly for twelve months or until such earlier termination of COBRA coverage.

Ms. Drosos is entitled to the following severance payments, subject to the execution and non-revocation of a release of claims, if in each case within one year following a “change of control” (as defined in the termination protection agreement): (a) she is terminated by the Company without “cause,” (b) she resigns for “good reason” (as defined in the termination protection agreement) or (c) in the event the Company elects not to renew the termination protection agreement at the end of any term:

◆	one and one-half times (1.5x) the sum of base salary and target annual bonus, payable in a lump sum;

◆

a lump sum amount equal to the annual bonus Ms. Drosos would have otherwise received for the fiscal year in which such termination occurs, based on actual performance and pro-rated for the number of days employed during such fiscal year;

SIGNET JEWELERS	65	2023 PROXY STATEMENT

NEO AGREEMENTS

◆

awards granted pursuant to the LTIP would be paid in accordance with the terms of the LTIP and applicable award agreement, as discussed in the section “Termination Payments—Change of Control” included in this Proxy Statement, provided that if such award agreement does not expressly provide for any payment upon a resignation for good reason or termination due to non-renewal within one year following a change of control, Ms. Drosos is entitled to the same payment she would be entitled to receive upon a termination by the Company without cause following a change of control under the LTIP and applicable award agreement; and

◆

if Ms. Drosos elects coverage under COBRA, a cash payment equal to the employer contribution to the premium payment for actively employed senior executives, payable monthly for eighteen months or until such earlier termination of COBRA coverage.

Other NEO Termination Protection Agreements

Pursuant to the amended and restated termination protection agreements with our other NEOs, other than Mr. Edelman, each such NEO’s employment will continue until the agreement is terminated by either party upon at least 90 days’ advance written notice, other than upon the NEO’s death or upon a termination for “cause,” which terminations may be effective immediately.

The amended and restated termination protection agreements also provide for compensation, including, (i) an annual base salary, (ii) target and maximum annual bonus, (iii) eligibility to be considered annually for an LTIP award, as determined in the sole discretion of the Human Capital Management & Compensation Committee, and (iv) participation in benefit plans made available to senior executives of the Company.

These NEOs are each entitled to the following severance payments, subject to the execution and non-revocation of a release of claims, if the NEO is terminated by the Company without “cause”:

◆	one and one-half times (1.5x) the NEO’s base salary, payable for twelve months following the date of termination;

◆	a lump sum amount equal to the annual bonus the NEO would have otherwise received for the fiscal year in which such termination occurs, based on actual performance;

◆

in respect of each then-ongoing award under the Company’s LTIP as of the date of termination, (a) with respect to awards that vest in whole or in part based on performance, at the end of each completed performance cycle for each such award, vesting calculated based on actual performance during the full performance cycle, prorated based on the number of calendar days employed during the maximum vesting period applicable to the award, and (b) with respect to awards that vest solely based on provision of services, vesting calculated based on the award the executive otherwise would have received for the vesting cycle, prorated based on the number of calendar days employed during the vesting period, in each case payable in accordance with the LTIP and the applicable award agreement; and

◆

if the NEO elects coverage under COBRA, a cash payment equal to the employer contribution to the premium payment for actively employed senior executives, payable monthly for twelve months or until such earlier termination of COBRA coverage.

These NEOs are each entitled to the following severance payments, subject to the execution and non-revocation of a release of claims, if in each case within one year following a “change of control” (as defined in the termination protection agreement): (a) the NEO is terminated by the Company without “cause,” or (b) the NEO resigns for “good reason” (as defined in the termination protection agreement):

◆	one and one-half times (1.5x) the sum of base salary and target annual bonus, payable in a lump sum;

◆

a lump sum amount equal to the annual bonus the NEO would have otherwise received for the fiscal year in which such termination occurs, based on actual performance and pro-rated for the number of days employed during such fiscal year;

◆

awards granted pursuant to the LTIP would be paid in accordance with the terms of the LTIP and applicable award agreement, as discussed in the section “Termination Payments—Change of Control” included in this Proxy Statement, provided that if such award agreement does not expressly provide for any payment upon a resignation for good reason within one year following a change of control, the NEO is entitled to the same

SIGNET JEWELERS	66	2023 PROXY STATEMENT

NEO AGREEMENTS

payment the NEO would be entitled to receive upon a termination by the Company without cause following a change of control under the LTIP and applicable award agreement; and

◆

if the NEO elects coverage under COBRA, a cash payment equal to the employer contribution to the premium payment for actively employed senior executives, payable monthly for twelve months or until such earlier termination of COBRA coverage.

Terms common to the CEO and other NEO Termination Protection Agreements

If an NEO’s employment is terminated by reason of death, other than Mr. Edelman, such NEO’s estate would have been entitled to the following:

◆	continued payment of base salary for six months following the date of death;

◆

a lump sum amount equal to the annual bonus the NEO would have otherwise received for the fiscal year in which such termination occurs, based on actual performance and pro-rated for the number of calendar days employed during such fiscal year; and

◆

in respect of each then-ongoing performance cycle under the LTIP as of the date of termination, (a) with respect to awards that vest in whole or in part based on performance, vesting based on target performance for the performance cycle and pro-rated for the number of calendar days employed during the performance cycle and (b) with respect to awards that vest solely based on the provision of services, vesting shall be pro-rated based on the number of calendar days employed during the vesting cycle.

If an NEO’s employment is terminated by reason of disability or if an NEO retires on or following their 60th birthday with at least five years of service, then such NEO would be entitled to the annual bonus the NEO would have otherwise received for the fiscal year in which such termination occurs, based on actual performance and prorated for the number of calendar days employed during such fiscal year, and LTIP awards would have been paid in accordance with the terms of the applicable award agreement, as discussed in the section “Termination Payments—Change of Control” included in this Proxy Statement.

Upon any termination of an NEO’s employment, the NEO will be entitled to accrued and unpaid benefits or obligations.

During employment and for a specified period thereafter, each NEO will be subject to confidentiality, non-disparagement, on-defamation, non-solicitation and non-competition restrictions. In addition, the NEOs are required to meet certain share ownership levels, as set by the Board from time to time. The Company has agreed to provide the NEOs with coverage under a directors and officers liability insurance policy, at a level no less than that maintained for substantially all of the executive officers of the Company and the members of the Company’s Board.

EMPLOYMENT AGREEMENT

Oded Edelman Employment Agreement

Mr. Edelman is party to that certain employment agreement, effective September 12, 2017, with R2Net Israel Ltd., a subsidiary of the Company, as amended by that amendment dated March 15, 2022.

Pursuant to the employment agreement, Mr. Edelman’s employment will continue until (i) his employment is terminated by the Company without cause upon twelve months’ notice, (ii) he resigns for “good reason” within one year following a “change of control” (as those terms are defined in the amendment to the employment agreement) upon twelve months’ notice; (iii) he resigns for any other reason upon 30 days’ notice, (iii) his death; (iv) termination by reason of disability upon 30 days’ notice, or (iv) immediately upon a termination of employment by R2Net Israel Ltd. for “cause.”

The employment agreement provides for compensation, including, (i) an annual base salary, (ii) target and maximum annual bonus, (iii) eligibility to be considered annually for an LTIP award, as determined in the sole discretion of the Human Capital Management & Compensation Committee, and (iv) participation in benefit plans made available to senior executives of the Company. According to the employment agreement, Mr. Edelman is also entitled to social benefit arrangements including a pension arrangement, severance arrangement and study fund, as well as sick leave, recreation pay, vacation and travel allowance benefits.

SIGNET JEWELERS	67	2023 PROXY STATEMENT

NEO AGREEMENTS

Upon termination of Mr. Edelman’s employment described above, in lieu or requiring Mr. Edelman to continue to provide services during the applicable notice period, the Company may elect, at its option, to terminate Mr. Edelman’s employment immediately upon paying Mr. Edelman (or his estate) a lump sum equal to the salary and the employer contributions to social contributions and other mandatory rights he would have received had he continued to be actively employed through such notice period (but in case of death, the pay in lieu of notice would be equal to six months).

In addition, upon each type of termination (other than a termination for cause or resignation without good reason), Mr. Edelman would be entitled to the bonus that he would have otherwise received for the fiscal year in which such termination occurs, based on actual performance and pro-rated for the number of calendar days employed during such fiscal year.

Upon a termination without cause that is outside of one year following a change of control, Mr. Edelman is entitled to receive pro-rated vesting of LTIP awards for the portion of the year during which Mr. Edelman was employed, based on actual achievement with respect to performance-based awards. Upon a resignation for good reason within one year following a change of control, Mr. Edelman would be entitled to vesting of LTIP awards in the same manner described above under “CEO Termination Protection Agreement”.

SIGNET JEWELERS	68	2023 PROXY STATEMENT

Termination Payments

Each of the NEOs is party to a termination protection agreement (described in the prior section) or other arrangement with the Company that may entitle them to payments or benefits in the event of:

◆	Involuntary termination of employment without cause;

◆	Termination due to death;

◆	Termination due to disability;

◆	Voluntary termination with good reason within one year following a change of control; and

◆	Involuntary termination without cause following a change of control.

The key terms of those payments or benefits are described in the prior section, “NEO Agreements—Termination Protection Agreements” and “NEO Agreements—Employment Agreement.” Below is a description of the treatment of equity awards under the Omnibus Plan and applicable award agreements following a change in control or certain termination events.

Change of Control

Under the Omnibus Plan and award agreements, in the event of a corporate event or transaction involving the Company, a subsidiary and/or an affiliate, equity awards will be adjusted in such manner as the Human Capital Management & Compensation Committee shall determine. Under the terms of the Omnibus Plan, if a change of control occurs, unless otherwise prohibited by applicable law, or unless the Human Capital Management & Compensation Committee determines otherwise in an award agreement, the Human Capital Management & Committee may (but is not required to) make adjustments in the terms of outstanding awards, such as: (i) continuation or assumption by the surviving company or its parent; (ii) substitution by the surviving company or its parent of awards with substantially the same terms; (iii) accelerated exercisability, vesting and/or lapse of restrictions immediately prior to the occurrence of such event; (iv) upon written notice, provision for mandatory exercise of any outstanding awards, to the extent then exercisable, during a certain period (contingent on the consummation of the change of control) at the end of which the awards terminate; and (v) cancellation of all or any portion for fair value (as determined by the Human Capital Management & Compensation Committee). While it is the Human Capital Management & Compensation Committee’s intention in the event of a change of control to make adjustments in the terms of outstanding awards in accordance with (i) and (ii) above, as the Human Capital Management & Compensation Committee is unable to predict the exact circumstance of any change of control, it is considered prudent to reserve the discretion of considering alternatives (iii), (iv) and (v).

Based on award agreements for outstanding awards, if the awards are not assumed or substituted upon a change of control, the RSUs will each fully vest and the PSUs will vest on a pro-rated basis, based on the number of calendar days that have elapsed during the performance period through the change of control and based on actual performance to the time of the change of control compared to pro-rated performance targets. If awards are assumed or substituted upon a change of control, the RSUs will each continue to vest in accordance with their existing vesting schedule and the PSUs will be converted to time-based vesting units with a value equal to the value of the units that would have vested at the time of the change of control if the awards were not assumed or substituted, and such remaining award shall be subject to time-based vesting for the original performance period. Following the change of control, such modified awards will be subject to full vesting upon a termination without cause within one year. The values shown in the table below assume the assumption or substitution of the awards upon a change in control.

Death or Disability

If any of the NEOs had died or were terminated due to disability during Fiscal 2023, a pro rata portion of the unvested time-based RSUs would have vested early and a pro rata portion of the unvested PSUs would have vested early, but in each case only if such awards were granted at least six months prior to the termination date. The number of pro-rated PSUs that would have vested early would have been based on: (i) target performance if such

SIGNET JEWELERS	69	2023 PROXY STATEMENT

TERMINATION PAYMENTS

termination occurred prior to the end of the applicable performance period; or (ii) actual performance if such termination occurred after the applicable performance period. The value of early vesting due to death and disability is shown in the Termination Payments table below. See the discussion of Agreements with NEOs above for additional information concerning death and disability benefits available to the NEOs.

Retirement

In March 2022, the retirement definition across all compensation and retirement benefit programs was harmonized as the attainment of age 60 and five years of service. The harmonized definition applies to awards and grants made on or after March 18, 2022 for all NEOs, except Mr. Edelman whose retirement age was already age 60. The retirement treatment for LTIP grants made on or after March 18, 2022 provide for continued vesting and payout of an LTIP award post-retirement such that the full amount is earned (rather than a pro-rated amount), subject to actual performance achievement for performance-based awards, to the extent the retirement event occurs at least six months from the grant date. LTIP grants made prior to March 18, 2022 had an age 65 retirement definition and include pro-rata vesting. As of the last day of Fiscal 2023, Mss. Hilson and Singleton had attained the retirement age under the harmonized retirement definition, however Ms. Hilson had not reached the five years of service requirement.

The below estimated values have been calculated on the basis that the NEO’s employment had been terminated as of January 28, 2023, the last day of Fiscal 2023, using an NYSE closing market price of $76.00 as of January 27, 2023 (since January 28 was a Saturday).

NEO		Involuntary Termination without Cause(1)	Death(1)	Disability(1)	Involuntary Termination or Voluntary Resignation with Good Reason following a Change of Control(1)
Virginia C. Drosos
	Cash severance:
	Base salary	$2,250,000	$750,000	$—	$2,250,000
	Bonus(2)	$3,828,600	$453,600	$453,600	$3,828,600
	Total cash severance	$6,078,600	$1,203,600	$453,600	$6,078,600
	Long-term incentives:
	Accelerated vesting of performance-based restricted stock units(3)	$5,610,569	$5,610,569	$5,610,569	$17,969,212
	Accelerated vesting of time-based restricted stock units(4)	$10,527,232	$10,527,232	$10,527,232	$17,422,012
	Total value of long-term incentives	$16,137,801	$16,137,801	$16,137,801	$35,391,224
	Benefits and perquisites	$14,989	$—	$—	$22,483
	Total	$22,231,390	$17,341,401	$16,591,401	$41,492,307

SIGNET JEWELERS	70	2023 PROXY STATEMENT

TERMINATION PAYMENTS

NEO		Involuntary Termination without Cause(1)	Death(1)	Disability(1)	Involuntary Termination or Voluntary Resignation with Good Reason following a Change of Control(1)
Joan M. Hilson
	Cash severance:
	Base salary	$1,312,500	$437,500	$—	$1,312,500
	Bonus(2)	$188,249	$188,249	$188,249	$1,697,324
	Total cash severance	$1,500,749	$625,749	$188,249	$3,010,124
	Long-term incentives:
	Accelerated vesting of performance-based restricted stock units(3)	$1,410,284	$1,410,284	$1,410,284	$4,523,520
	Accelerated vesting of time-based restricted stock units(4)	$2,355,780	$2,355,780	$2,355,780	$3,987,416
	Total value of long-term incentives	$3,766,064	$3,766,064	$3,766,064	$8,510,936
	Benefits and perquisites	$11,266	$—	$—	$11,266
	Total	$5,278,079	$4,391,813	$3,954,313	$11,532,326
Jamie L. Singleton
	Cash severance:
	Base salary	$1,290,000	$430,000	$—	$1,290,000
	Bonus(2)	$184,779	$184,779	$184,779	$1,668,279
	Total cash severance	$1,474,779	$614,779	$184,779	$2,958,279
	Long-term incentives:
	Accelerated vesting of performance-based restricted stock units(3)	$4,662,834	$1,373,642	$1,373,642	$4,407,620
	Accelerated vesting of time-based restricted stock units(4)	$2,938,799	$2,938,799	$2,938,799	$3,874,860
	Total value of long-term incentives	$7,601,633	$4,312,441	$4,312,441	$8,282,480
	Benefits and perquisites	$4,997	$—	$—	$4,997
	Total	$9,081,409	$4,927,220	$4,927,220	$11,245,756
Rebecca Wooters
	Cash severance:
	Base salary	$1,005,000	$335,000	$—	$1,005,000
	Bonus(2)	$100,955	$100,955	$100,955	$854,705
	Total cash severance	$1,105,955	$435,955	$100,955	$1,859,705
	Long-term incentives:
	Accelerated vesting of performance-based restricted stock units(3)	$943,598	$599,811	$599,811	$1,918,924
	Accelerated vesting of time-based restricted stock units(4)	$2,129,478	$2,129,478	$2,129,478	$3,136,064
	Total value of long-term incentives	$3,073,076	$2,729,289	$2,729,289	$5,054,988
	Benefits and perquisites	$52	$—	$—	$52
	Total	$4,179,083	$3,165,244	$2,830,244	$6,914,745

SIGNET JEWELERS	71	2023 PROXY STATEMENT

TERMINATION PAYMENTS

NEO		Involuntary Termination without Cause(1)	Death(1)	Disability(1)	Involuntary Termination or Voluntary Resignation with Good Reason following a Change of Control(1)
Oded Edelman(5)
	Cash severance:
	Base salary(6)	$600,000	$360,000	$50,000	$600,000
	Bonus(2)	$90,284	$90,284	$90,284	$90,284
	Total cash severance	$690,284	$450,284	$140,284	$690,284
	Long-term incentives:
	Accelerated vesting of performance-based restricted stock units(3)	$532,406	$532,406	$532,406	$1,703,768
	Accelerated vesting of time-based restricted stock units(4)	$907,349	$907,349	$907,349	$1,527,828
	Total value of long-term incentives	$1,439,755	$1,439,755	$1,439,755	$3,231,596
	Benefits and perquisites	$52,985	$26,493	$4,415	$52,985
	Total	$2,183,024	$1,916,532	$1,584,455	$3,974,865

(1)

The termination payments reflected herein that are payable pursuant to an NEO’s amended and restated termination protection agreement (or, in the case of Mr. Edelman, his amended employment agreement) are subject to such NEO’s execution of a release of claims and compliance with restrictive covenants.

(2)

In the event of a termination due to death or disability, each NEO would be entitled to the annual bonus that such NEO would have received for the full fiscal year in which the termination occurred, based on actual performance, pro-rated for the number of calendar days employed during the fiscal year (or “pro-rated actual bonus”). In the event of an involuntary termination without cause, Ms. Drosos would receive her pro-rated actual bonus and an amount equal to 1.5 times her target bonus, and Mss. Hilson, Singleton and Wooters would each receive their full annual bonus, based on actual performance, without proration. In the event of an involuntary termination without cause or resignation for good reason within one year after a change of control, each of the NEOs, other than Mr. Edelman, would be entitled to their pro-rated actual bonus and an amount equal to 1.5 times their target bonus. In each of the foregoing scenarios, Mr. Edelman would receive his pro-rated actual bonus.

(3)

In the event of an involuntary termination without cause, each NEO would be entitled to receive the number of PSUs that would have vested based on actual performance, pro-rated for the number of calendar days employed during the applicable vesting period, except for Ms. Singleton, who would be entitled to receive the full award based on actual performance (without proration) because she has reached the retirement eligible age and minimum years of service requirement. Since the performance periods for the awards granted in Fiscal 2022 and Fiscal 2023 have not been completed, the values reflect target performance, which may be higher or lower than actual performance. In the event of a termination due to death or disability, if the PSU award was granted at least six months prior to such termination date, then the PSUs would vest based on target performance, pro-rated based on the number of calendar days employed during the applicable vesting period. In the event of a change in control, the table assumes that awards are substituted in connection with the transaction and PSU awards will convert to time-based restricted stock unit awards, based on actual performance through the time of the change of control compared to pro-rated performance targets. For purposes of determining the value of these replacement awards, the above table assumes that the level of performance achieved as of the date of the table was 200% for PSUs granted in Fiscal 2022 and target for PSUs granted in Fiscal 2023, which may be higher or lower than actual performance at the time of such trigger event.

(4)

Time-based restricted stock units include restricted stock units granted in Fiscal 2021, 2022 and Fiscal 2023. In the event of a change in control, the table assumes that these time-based restricted stock units are substituted in connection with the transaction.

(5)

Mr. Edelman’s non-equity compensation would be paid in New Israeli Shekels (NIS). The amounts relating to base salary would be based on the USD amounts set forth above and converted to NIS prior to payment. The amounts relating to benefits and perquisites were based on certain amounts in NIS; for purposes of this presentation, these amounts have been converted to USD based on a conversion rate of $0.28355 to 1 NIS (the monthly average conversion rate in January 2023).

(6)

The salary-based termination payments described in this table are governed by Mr. Edelman’s amended employment agreement and are based on the assumption that R2Net Israel Ltd. elected to terminate Mr. Edelman’s employment in lieu of continuing his employment during the applicable notice period, which would result in Mr. Edelman becoming entitled to receive a lump sum cash payment equal to salary and the employer contributions to social benefits for the remainder of such notice period. The applicable notice period would be: (i) 12 months for involuntary termination without cause; (ii) six months for termination due to death; (iii) one month for termination due to disability; and (iv) 12 months for resignation for good reason within one year following a change of control. Mr. Edelman’s compensation was paid in Israel specific to Israel pay practices.

The amounts reported in the above table are hypothetical amounts based on the disclosure of compensation information about the NEOs. Actual payments will depend on the circumstances and timing of any termination of employment or other triggering event, and compliance with confidentiality, non-solicitation and non-competition restrictions (see “NEO Agreements” above).

SIGNET JEWELERS	72	2023 PROXY STATEMENT

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K, we are providing the following estimate of the relationship of the median annual total compensation of our team members and the annual total compensation of our Chief Executive Officer, Virginia C. Drosos.

Ratio

Below is the Fiscal 2023 annual total compensation of our CEO, the Fiscal 2023 annual total compensation for our median employee, and the ratio of the Fiscal 2023 annual total compensation of our CEO compared to our median employee:

CEO Pay Ratio

CEO Fiscal Year 2023 Total Annual Compensation	$11,029,154

Median Employee Fiscal Year 2023 Total Annual Compensation	$31,499

CEO to Median Employee Pay Ratio	350:1

Methodology for Median Employee

The following information was used to identify the median of the annual total compensation of all team members (other than the CEO) in Fiscal 2023:

POPULATION

The median employee was identified using pay for those actively employed on the determination date of December 31, 2022. Countries that were included in the analysis included the United States and the United Kingdom. The total population consisted of 27,266 full-time, part-time, and seasonal individuals working at Signet in its consolidated subsidiaries in these countries including Diamonds Direct, Blue Nile, and Rocksbox.

Employees from Canada, Israel, India and Botswana an aggregate of 1,543, consisting of 1,020, 107, 202, and 214 employees in Canada, Israel, India and Botswana respectively comprising less than 5% of the total population of 28,809 employees, were excluded from the analysis, as permitted in the guidelines for the CEO Pay Ratio.

MEDIAN EMPLOYEE

To determine the median employee, the Company included actual base pay plus (as applicable) overtime, bonus, and commissions, earned during the calendar year.

The median employee was a full-time Jewelry Consultant with a status change from part-time to full-time during the calendar year and is located in the U.S.

The median employee’s total wages were $28,418. An additional $3,061 bonus and commission was earned for Fiscal Year 2023. An additional $20 in Company-paid benefits were included related to life insurance and disability premiums. The resulting median employee total compensation (shown above) of $31,499.

PAY RATIO CEO to median pay ratio is 350:1.

Evaluating the CEO Pay Ratio Disclosure

Similar to other large retailers, a sizeable portion of the Company’s workforce is employed on a part-time or seasonal basis. Of Signet’s 27,266 team members in the U.S. and the U.K. as of December 31, 2022, the date of determination, 11,441, or 42%, were part-time or seasonal and the remaining 15,825, or 58%, were full-time. For these reasons, as well as the flexibility allowed by the SEC in calculating this ratio, the Company’s pay ratio may not be comparable to pay ratios at other companies.

SIGNET JEWELERS	73	2023 PROXY STATEMENT

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation
S-K,
we are providing the following information about the relationship between executive “compensation actually paid” (“CAP”) and the Company’s financial performance.
The following table sets forth information on CAP for our CEO (principal executive officer) and (on average) to our other NEOs
(“non-PEO
NEOs”) during the specified years alongside TSR and net income metrics, as well as the Company-selected measure of Comparable Sales. The Company selected Comparable Sales as the most important in linking CAP to our NEOs and Company performance, as this metric was u sed
in our STIP, as described under “Annual Bonus under the Short-Term Incentive Plan (“STIP”)” above.

			Average Summary Compensation Table Total for non-PEO NEOs	Average Compensation Actually Paid for non-PEO NEOs	Based on $100 initial investment
Fiscal Year	Summary Compensation Table Total for CEO	Compensation Actually Paid to CEO			Total Shareholder Return (1)	Peer Group Total Shareholder Return (1)	Net Income (Loss)	Comparable Sales
2023	$11,029,154	$(7,857,982)	$2,449,760	$(941,633)	$320.87	$153.74	$376,700,000	(6.10)%
2022	$12,953,460	$66,134,668	$3,265,792	$12,448,442	$356.56	$158.94	$769,900,000	48.00%
2021	$12,184,594	$29,748,584	$2,781,338	$6,343,711	$168.34	$119.68	$(15,200,000)	9.90%

(1)
Peer group total shareholder return (“TSR”) reflects the Company’s peer group “S&P 500 Specialty Retail Index” as reflected in our Fiscal 2023 Annual Report on Form
10-K
pursuant to Item 201(e) of Regulation
S-K.
The amount for each year for Company and peer group TSR reflects what the cumulative value of $100 would be, including reinvestment of dividends, if the $100 was invested on February 1, 2020.

NEOs included in the above compensation columns include the following:

Fiscal Year	CEO	Non-PEO NEOs
2023	Virginia C. Drosos	Joan M. Hilson, Jamie L. Singleton, Rebecca Wooters, Oded Edelman
2022	Virginia C. Drosos	Joan M. Hilson, Jamie L. Singleton, Rebecca Wooters, Oded Edelman
2021	Virginia C. Drosos	Joan M. Hilson, Jamie L. Singleton, Rebecca Wooters, Oded Edelman
Reconciliation of Summary Compensation Table Totals to CAP Totals
The following table reconciles the Summary Compensation Table Total amounts to CAP for each of the CEO and the average of the non-PEO
NEOs.

	Fiscal Year	Summary Compensation Table Total		Value of Stock Awards in Summary Compensation Table Total		Value of Equity Compensation included in CAP under SEC Rules		Compensation Actually Paid
CEO	2023	$11,029,154	-	$8,908,930	+	$(9,978,206)	=	$(7,857,982)
	2022	$12,953,460	-	$6,814,324	+	$59,995,532	=	$66,134,668
	2021	$12,184,594	-	$6,145,991	+	$23,709,981	=	$29,748,584
Average non-PEO NEOs	2023	$2,449,760	-	$1,511,407	+	$(1,879,987)	=	$(941,633)
	2022	$3,265,792	-	$1,203,834	+	$10,386,485	=	$12,448,442
	2021	$2,781,338	-	$1,032,718	+	$4,595,090	=	$6,343,711
The table below provides the following components of the value of equity compensation included in CAP for the periods indicated, determined in accordance with SEC methodology for this disclosure:

◆	for awards granted during the applicable year (and which are still outstanding), the year-end value;

◆	for awards granted during prior years that were still outstanding as of the applicable year-end, the change in value as of the applicable year-end compared to the prior year-end;

◆	for awards granted in prior years that vested during the applicable year, the change in value as of the vesting date compared to the value as of the prior year-end; and

◆
for any awards that vested during the applicable year, the value of any dividend equivalents that accrued during the vesting period with respect to those awards and were paid out at the same time as the underlying awards, as of the vesting date.

SIGNET JEWELERS	74	2023 PROXY STATEMENT

PAY VERSUS PERFORMANCE

	Fiscal Year	Fiscal Year End Value of Current Year Awards Outstanding as of Fiscal Year End		Change in Value as of Fiscal Year End for Prior Year Awards Outstanding as of Fiscal Year End		Change in Value as of Vesting Date for Awards that Vested During the Fiscal Year		Accrued Dividends Paid for Awards that Vested During the Fiscal Year		Value of Equity for CAP Purposes
CEO	2023	$546,793	+	$(3,478,125)	+	$(7,046,874)	+	$—	=	$(9,978,206)
	2022	$11,043,563	+	$20,998,966	+	$27,857,495	+	$95,508	=	$59,995,532
	2021	$29,135,318	+	$(4,260,334)	+	$(1,301,560)	+	$136,557	=	$23,709,981
Average non-PEO NEOs	2023	$95,271	+	$(584,807)	+	$(1,390,450)	+	$—	=	$(1,879,987)
	2022	$1,956,329	+	$5,549,224	+	$2,876,577	+	$4,355	=	$10,386,485
	2021	$4,949,043	+	$(377,682)	+	$19,626	+	$4,103	=	$4,595,090
Fair value or change in fair value, as applicable, of equity awards was determined based on the closing stock price of RSU and RSA awards on the applicable fiscal year-end
date or, in the case of the vesting dates, the actual stock price on the vesting date compared to values based on stock prices at the beginning of the fiscal year. For PSU awards, the same stock price methodology was utilized, and performance achievement was applied based on the probability of achievement as previously disclosed at the end of each fiscal year. For amounts based on year-end
stock prices, the following fiscal
year-end
prices were used: 2023 price $76.00 ((11.8)% change from the beginning of the year), 2022 price $85.44 (105.4% change from the beginning of the year), 2021 price of $40.62 (68.3% change from the beginning of the ye
ar).
Most Important Measures Linking CAP During Fiscal 2023 to Company Performance
The following table discloses the most important measures used by the Company to link CAP to our NEOs to Fiscal 2023 performance. For further information regarding these performance metrics and their function in our executive compensation program, see the CDA section above.

Most Important Measures
Comparable Sales	Adjusted Operating Income	Market Share	Free Cash Flow	Revenue
Relationship Between CAP and Financial Performance
The following graphs demonstrate the relationship between the CAP amounts and each of (a) Company and peer group TSR, (b) net income, and (c) Comparable Sales, in each case, which are included in the pay versus performance table above. As noted above, CAP for purposes of the tabular disclosure and the following graphs were calculated in accordance with SEC rules and do not fully represent the actual final amount of compensation earned by, or actually paid to the CEO and NEOs during the applicable years.
Compensation Actually Paid versus Total Shareholder Return

SIGNET JEWELERS	75	2023 PROXY STATEMENT

PAY VERSUS PERFORMANCE

Compensation Actually Paid versus Net Income (Loss)

Compensation Actually Paid versus Comparable Sales

SIGNET JEWELERS	76	2023 PROXY STATEMENT

Equity Compensation Plan Information
The following table sets forth certain information, as of January 28, 2023, concerning Common Shares authorized for issuance under the Company’s equity compensation plans.

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1) (a)	Weighted-average exercise price of outstanding options, warrants and rights (2) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (3) (c)
Equity compensation plans approved by security holders	2,414,713	$38.68	2,469,649
Equity compensation plans not approved by security holders	—	$—	—
Total	2,414,713	$38.68	2,469,649

(1)
Securities indicated include
non-qualified
stock options, RSUs and PSUs issued under the 2009 and 2018 Omnibus Plans. PSUs included reflect vesting upon achievement of maximum levels of applicable performance conditions.

(2)	Excludes any unvested RSUs and PSUs.

(3)	The shares remaining available for issuance may be issued in the form of stock options, restricted shares, RSUs and PSUs or other stock awards under the Omnibus Plan.

SIGNET JEWELERS	77	2023 PROXY STATEMENT

Shareholder Q&A

When and where can I find the Proxy Statement and Internet Notice?

The Signet Proxy Statement and Internet Notice were filed with the SEC and published on the Annual Meeting website, www.proxydocs.com/SIG, on May 4, 2023. The Internet Notice will be emailed or mailed to shareholders on or around May 4, 2023. The Signet Annual Report on Form 10-K for Fiscal 2023 was filed with the SEC on March 16, 2023, and is published on the Company’s website. Hard copies of Signet’s proxy materials will be mailed to those shareholders who have requested them on or around May 4, 2023.

What is included in Signet’s proxy materials?

Signet’s proxy materials include the Proxy Statement, a proxy card for voting, and Annual Report to Shareholders for Fiscal 2023. In accordance with SEC rules, Signet emails or mails many shareholders the Internet Notice informing them of the availability of proxy materials on its Annual Meeting website at www.proxydocs.com/SIG. The Internet Notice, when mailed to shareholders, also incorporates Signet’s Proxy Voting Instructions that may be returned by mail, as set forth in “How do I vote?” below.

How do I register my email address for email delivery of the proxy materials?

You can register your email address for email delivery of proxy materials in any one of the following ways:

Internet: Telephone: Email:	www.ProxyVote.com 1-800-579-1639 sendmaterial@proxyvote.com

If requesting proxy materials by email, please send a blank email and include in the subject line the information that is printed in the box marked by an arrow that was included on the Internet Notice. Please make your request on or before June 2, 2023 to facilitate timely delivery.

Signet encourages shareholders to take advantage of the availability of proxy materials on the 2023 Annual Meeting website, www.proxydocs.com/SIG, and register for email delivery. This allows the Company to significantly reduce its printing and postage costs while ensuring timely delivery to shareholders and supporting the Company’s commitment to environmental stewardship.

What will I receive if I register for email delivery?

Shareholders registered for email delivery of Signet proxy materials will receive an email on or around May 4, 2023. The email will contain a link to proxy materials available on the Annual Meeting website and details on how to vote.

How do I request a hard copy of the proxy materials?

Instructions for requesting a hard copy of Signet’s proxy materials can be found on the Internet Notice, a copy of which is posted on the Annual Meeting website, www.proxydocs.com/SIG. You can also request a hard copy using the same contact details provided under “How do I register my email address for email delivery of proxy materials?” above.

Who is entitled to vote at the Annual Meeting?

You are entitled to vote at the Annual Meeting, and any postponement(s) or adjournment(s) thereof, if you owned Common Shares or Preferred Shares as of the close of business on April 21, 2023, the record date for the Meeting. On the record date there were 45,122,509 Common Shares issued and outstanding, excluding treasury shares, and 625,000 Preferred Shares issued and outstanding. Each issued and outstanding Common Share is entitled to one vote on each matter at the Meeting. The holders of the Preferred Shares are entitled to a number of votes equal to the largest number of Common Shares into which all Preferred Shares held by such holders could then be converted. As of the record date, up to 8,140,776 Common Shares were issuable to the holders upon conversion.

SIGNET JEWELERS	78	2023 PROXY STATEMENT

SHAREHOLDER Q&A

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

Shareholder of record	Beneficial owner of shares held in street name

If your shares were registered directly in your name with one of Signet’s registrars (American Stock Transfer & Trust Company for US shareholders, and Link Asset Services for UK and other non-US shareholders) on the record date, you are considered the shareholder of record for those shares.

If your shares were registered with a broker, bank or other nominee on the record date, you are considered a beneficial owner of shares held in street name.

Signet’s Internet Notice or hard copy proxy materials will be provided directly to you.	Signet’s Internet Notice or hard copy proxy materials will be forwarded to you by that entity, which is considered the shareholder of record for those shares. Your broker, bank or other nominee will send you details on how to vote your shares, and you must follow their instructions to vote.

How can I attend the virtual Annual Meeting?

The Company has elected to hold the Annual Meeting virtually and be conducted exclusively by a live audio webcast.

If you are a shareholder of record as of the close of business on April 21, 2023, the record date for the Annual Meeting, you will be able to virtually attend the Annual Meeting, vote your shares and submit questions online during the meeting by visiting www.virtualshareholdermeeting.com/SIG2023. You will need to enter the 16-digit control number included on your notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you are a beneficial owner holding your shares in street name as of the close of business on April 21, 2023, you may gain access to the meeting by following the instructions in the voting instruction card provided by your broker, bank or other nominee. You may not vote your shares electronically at the Annual Meeting unless you receive a valid proxy from your brokerage firm, bank, broker dealer or other nominee holder.

The online meeting will begin promptly at 11:00 a.m., Eastern time. We encourage you to access the meeting prior to the start time, and you should allow approximately 15 minutes for the online check-in procedures.

If you wish to submit a question for the Annual Meeting, you may do so in advance at www.virtualshareholdermeeting.com/SIG2023, or you may type it into the dialog box provided at any point during the virtual meeting (until the floor is closed to questions).

What can I do if I need technical assistance during the Annual Meeting?

If you encounter any difficulties accessing or participating in the virtual Annual Meeting webcast, please call the technical support number that will be posted on the virtual meeting website log-in page.

Why is the Company holding a virtual Annual Meeting?

In addition to protecting the health and safety of all attendees, we believe there are many benefits to hosting a virtual meeting. The virtual meeting format provides the opportunity for broader shareholder attendance and participation by enabling all shareholders to participate at little to no cost using an Internet-connected device from anywhere around the world, which improves our ability to engage with all shareholders, regardless of size, resources, or physical location. It also allows us to reduce the cost and environmental impact associated with hosting an in-person meeting.

SIGNET JEWELERS	79	2023 PROXY STATEMENT

SHAREHOLDER Q&A

When is broker discretionary voting permitted and what is the effect of broker non-votes?

In accordance with the rules of the New York Stock Exchange (“NYSE”), in circumstances where a broker, bank or other nominee does not receive specific voting instructions from the beneficial owner of the relevant shares, the broker may use his discretion to vote those shares on certain routine matters on the beneficial owner’s behalf. At the Annual Meeting, broker discretionary voting is only permitted with respect to Proposal 2: Appointment of KPMG as Independent Auditor.

A “broker non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because it does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

What is a proxy and how does proxy voting work?

A proxy is your legal designation of another person (or persons) to attend and vote your shares at an Annual Meeting on your behalf. The person you so designate is known as your proxy.

You can direct your proxy to vote your shares FOR or AGAINST, or to ABSTAIN from voting with respect to each matter to be voted on at the Annual Meeting. A proxy must vote your shares at the Meeting in accordance with your instructions.

The Board has designated H. Todd Stitzer and Stash Ptak, or either of them (each with full power of substitution) as proxies available to shareholders to have their shares voted at the Annual Meeting in accordance with your instructions.

If you appoint a proxy, you may still attend and vote electronically at the Annual Meeting. If you vote at the Meeting, you will have effectively revoked any previously appointed proxies.

What happens if I appoint more than one proxy?

If you authorize your shares to be voted under more than one form of proxy, each proxy must authorize the exercise of rights attaching to different shares held by you. In circumstances where the Company’s registrars receive two or more valid proxy forms in respect of the same share(s) and the same meeting, the form dated last will be treated as replacing and revoking the other(s).

If you appoint a proxy designated by the Board but do not provide voting instructions, the shares represented by your proxy will be voted in accordance with the recommendation of the Board.

If you submit voting instructions but do not name a proxy, the Chairman of the Meeting will be appointed as your proxy.

SIGNET JEWELERS	80	2023 PROXY STATEMENT

SHAREHOLDER Q&A

What proposals are being voted on at the Annual Meeting, what vote is required to approve each proposal and what is the effect of abstentions and broker non-votes?

Proposal	Board’s Recommendation	Vote Required to Approve	Effect of Abstentions	Effect of Broker Non-Votes

1. Election of Directors	FOR each Director nominee	Majority of the votes cast FOR each Director nominee	No effect — not counted as votes cast	No effect — not counted as votes cast

2. Appointment of KPMG as Independent Auditor and authorization of the Audit Committee to determine its compensation.	FOR	Majority of the votes cast FOR	No effect — not counted as votes cast	Not applicable — broker discretionary voting is permitted

3. Approval, on a Non-Binding Advisory Basis, of the Compensation of the Company’s Named Executive Officers (the “Say-on-Pay” vote)	FOR	Majority of the votes cast FOR (advisory only)	No effect — not counted as votes cast	No effect — not counted as votes cast

4. Approval, on a Non-Binding Advisory Basis, of the Frequency of the Say-on-Pay vote	ONE YEAR	Majority of the votes cast (advisory only)	No effect — not counted as votes cast	No effect —not counted as votes cast

How do I vote?

If you are unable to attend and vote electronically at the Annual Meeting, details of how you can appoint a proxy to vote on your behalf at the Meeting, and any postponement(s) or adjournment(s) thereof, can be found in the table below.

Method	Details	Additional Notes

By internet:	www.proxyvote.com	Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. You may access the voting site directly, or through the Annual Meeting website at www.proxydocs.com/SIG.

By telephone:	1-800-690-6903	Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and then follow the instructions.

By mail:	Mark, sign and date your proxy card and return it in the postage-paid envelope Broadridge Financial Solutions, Inc. (“Broadridge”) has provided or return it to Vote Processing,
	c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.	Your Proxy Voting Instructions must be signed to be valid. If signed under a power of attorney or other authority, a copy of this authority must be sent to Broadridge with your Proxy Voting Instructions.

Deadline for receipt by Broadridge:	11:59 p.m., Eastern Time on June 15, 2023 (4:59 a.m. British Summer Time) for shares held directly and by 11:59 p.m. Eastern Time on June 13, 2023 (4:59 a.m. British Summer Time) for shares held in a plan.

Submitting proxy instructions will not prevent a shareholder from virtually attending the Annual Meeting.

SIGNET JEWELERS	81	2023 PROXY STATEMENT

SHAREHOLDER Q&A

Can I change my proxy appointment and/or voting instructions?

You can change your proxy appointment and/or voting instructions before the deadline of 11:59 p.m., Eastern Time (4:59 a.m. British Summer Time) on June 15, 2023 for shares held directly and by 11:59 P.M. Eastern Time on June 13, 2023 (4:59 a.m. British Summer Time) for shares held in a Plan by re-submitting your vote as detailed in “How do I vote?” above.

In circumstances where two or more valid forms in respect of the same share(s) and the same meeting are received, the form dated last will be treated as replacing and revoking the other(s).

You may also attend the Annual Meeting virtually and change your vote by voting electronically at the Meeting.

If you are a beneficial owner of shares held in street name and you vote by proxy, you may change your vote by submitting new instructions to your broker, bank or other nominee in accordance with that entity’s procedure.

Can I revoke the appointment of my proxy without appointing another?

If you are a shareholder of record, you can revoke the appointment of your proxy at any time before your shares are voted by submitting a written notice of revocation to Broadridge. Contact details can be found in the table under the heading “How do I vote?” above.

You can also revoke the appointment of your proxy by virtually attending the Annual Meeting and voting. By voting at the Meeting, you will have effectively revoked any previously appointed proxies.

Beneficial owners of shares held in street name must follow the instructions of their broker, bank or other nominee to revoke their voting instructions.

Will my shares be voted if I do nothing?

If you are a shareholder of record and do not appoint a proxy, submit voting instructions or attend the Annual Meeting to vote electronically, your shares will not be voted.

If you are a beneficial owner of shares held in street name, your broker, bank or other nominee may use their discretion to vote your shares with respect to Proposal 2: Appointment of KPMG as Independent Auditor.

What constitutes a quorum in order to transact business at the Annual Meeting?

The presence at the start of the Annual Meeting, virtually or by proxy, of two holders of Common Shares will constitute a quorum for the transaction of business. Abstentions and “broker non-votes” are treated as present and are therefore counted in determining the existence of a quorum. The Corporate Secretary will determine whether or not a quorum is present at the Meeting.

How will voting be conducted at the Annual Meeting?

Voting at the Annual Meeting will be conducted by way of a poll. A representative from Broadridge will be in attendance at the Meeting to explain the voting procedure, conduct the poll, count votes and certify the results. As each proposal is introduced to the Meeting, shareholders will be given the opportunity to ask questions relating to such proposal.

When and where can I find the final results of the Annual Meeting?

Final voting results will be available on Signet’s website and reported on a Current Report on Form 8-K filed with the SEC as soon as practicable after the conclusion of the Meeting. The results will confirm the number of votes cast for and against each proposal, as well as abstentions and broker non-votes (where applicable).

What happens if additional matters are presented at the Annual Meeting?

Our management team is not aware of any matters other than those discussed in this Proxy Statement that will be presented at the Annual Meeting.

SIGNET JEWELERS	82	2023 PROXY STATEMENT

SHAREHOLDER Q&A

If other matters are properly presented at the Meeting, your shares will be voted in accordance with the recommendation of the Board if:

◆	you appointed a proxy designated by the Board; or

◆	the Chairman of the Meeting was appointed as your proxy because you submitted voting instructions (for other proposals) but did not name a proxy.

How do I submit a shareholder proposal for the Company’s 2024 Annual Meeting of Shareholders?

Shareholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”) will be considered for inclusion in the Company’s 2024 Proxy Statement and proxy card if received in writing by the Corporate Secretary on or before January 5, 2024 unless the date of the 2024 annual meeting of shareholders is changed by more than 30 days from the date of the last annual general meeting, in which case the proposal must be received no later than a reasonable time before the Company begins to print and send its proxy materials. Notice of the proposal must comply with SEC rules, Bye-law 26 of the Company’s Bye-laws and be a proper subject for shareholder action under Bermuda law.

Shareholders who intend to submit nominations to the Board of Directors or present other proposals for consideration at our 2024 annual meeting (other than proposals submitted in accordance with Rule 14a-8 for inclusion in our proxy materials) must comply with all provisions of our Bye-laws with respect to such nominations and proposals and provide timely written notice thereof. To be timely for our 2024 annual meeting, notice must be delivered to our Corporate Secretary at our principal executive offices no earlier than February 17, 2024, and no later than March 18, 2024. However, in the event that our 2024 annual meeting is to be held on a date that is not within 30 calendar days before or after June 16, 2024, to be timely, notice must be so delivered not later than the tenth calendar date following the earlier of the date on which notice of the annual meeting was given to the shareholders or the date on which public announcement of the date of the 2024 annual meeting is first made. The additional procedures detailed in Bye-law 26 and 40 must also be followed, as applicable.

In addition to satisfying the requirements under our Bye-laws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to us at our principal executive offices no later than 60 days prior to the one-year anniversary date of the annual meeting (for the 2024 annual meeting, no later than April 17, 2024). However, if the date of the 2024 annual meeting is changed by more than 30 days from such anniversary date, then the shareholder must provide notice by the later of 60 days prior to the date of the 2024 annual meeting and the 10th day following the date on which public announcement of the date of the 2024 annual meeting is first made.

Under Bermuda law, shareholders holding not less than five percent of the total voting rights or 100 or more shareholders together may require the Company to give notice to its shareholders of a proposal intended to be submitted at an annual meeting of shareholders. Generally, notice of such a proposal must be received not less than six weeks before the date of the meeting and must otherwise comply with the requirements of Bermuda law.

The Company’s Bye-laws can be found on Signet’s website at www.signetjewelers.com/investors/corporate-governance/documents-and-charters/.

Shareholder proposals should be sent to the Company at 375 Ghent Road, Akron, Ohio 44333, U.S.A., addressed for the attention of the Corporate Secretary.

Why has my household only received a single copy of the Internet Notice?

Shareholders who share a single address will receive a single Internet Notice (or a single set of proxy materials if a hard copy has been requested) unless contrary instructions have previously been received by the Company. This practice, known as “householding,” is permitted under Exchange Act rules and allows the Company to significantly reduce its printing and postage costs and environmental impact. Copies of the Internet Notice and proxy materials can be found on the Annual Meeting website: www.proxydocs.com/SIG, and the Company will promptly deliver,

SIGNET JEWELERS	83	2023 PROXY STATEMENT

SHAREHOLDER Q&A

upon written or oral request, a separate copy of the Internet Notice and/or a full set of proxy materials to any shareholder residing at an address to which only one copy was mailed. Please address any such request to the Corporate Secretary at 375 Ghent Road, Akron, Ohio, 44333 U.S.A. or 330-668-5000. If you would like to receive a single copy in the future rather than multiple copies, please contact the Company in the same way. Copies will be sent promptly and without charge.

Beneficial owners who would like to change the number of copies received should contact their broker, bank or other nominee to request the change.

Who bears the cost of proxy solicitation?

The Company bears the cost of soliciting proxies which may occur by internet, mail and/or telephone. The Company will also request that banks, brokers, custodian nominees and fiduciaries supply proxy materials to beneficial owners of the Company’s Common Shares of whom they have knowledge and reimburse them for their expenses in so doing. Certain Directors, officers and employees of the Company may solicit proxies personally or by mail, email, telephone or fax without additional compensation.

Other Business

We do not anticipate that matters other than those described in this proxy statement will be brought before the meeting for action, but if any other matters should properly come before the meeting, it is intended that votes thereon will be cast pursuant to said proxies in accordance with the discretion of the proxy holders.

BY ORDER OF THE BOARD OF DIRECTORS

Matt Shady
Corporate Secretary

Akron, Ohio
May 4, 2023

SIGNET JEWELERS	84	2023 PROXY STATEMENT

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SIGNET JEWELERS

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SIGNET JEWELERS LIMITED CLARENDON HOUSE 2 CHURCH STREET HAMILTON HM11, BERMUDA [Graphic Appears Here] SCAN TO VIEW MATERIALS & VOTE [Graphic Appears Here] VOTE BY INTERNET Before The Meeting—Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 15, 2023 for shares held directly and by 11:59 P.M. Eastern Time on June 13, 2023 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/SIG2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 15, 2023 for shares held directly and by 11:59 P.M. Eastern Time on June 13, 2023 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V14761-P86347 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY SIGNET JEWELERS LIMITED                The Board of Directors recommends you vote FOR each nominee listed in Proposal 1, FOR Proposals 2 and 3 below and a vote for 1 YEAR on Proposal 4. 1. Election of twelve members of the Company’s Board of Directors to serve until the next Annual Meeting of Shareholders of the Company or until their respective successors are elected in accordance with the Bye-laws of the Company.    Nominees: For Against Abstain For Against Abstain 1a. H. Todd Stitzer ! ! ! 1k. Eugenia Ulasewicz ! ! ! 1b. Virginia C. Drosos ! ! ! 1l. Dontá L. Wilson ! ! ! 1c. André V. Branch ! ! ! 2. Appointment of KPMG LLP as independent auditor of ! ! ! the Company, to hold office from the conclusion of this Meeting until the conclusion of the next Annual    1d. R. Mark Graf ! ! ! Meeting of Shareholders and authorization of the Audit Committee to determine its compensation. 1e. Zackery A. Hicks ! ! ! 3. Approval, on a non-binding advisory basis, of the ! ! ! compensation of the Company’s named executive officers as disclosed in the Proxy Statement (the “Say-on-Pay”    1f. Sharon L. McCollam ! ! ! vote). 1 Year 2 Years 3 Years Abstain 1g. Helen McCluskey ! ! ! 4. Approval, on a non-binding advisory basis, of the ! ! ! ! frequency of the Say-on-Pay vote. 1h. Nancy A. Reardon ! ! ! 1i. Jonathan Seiffer ! ! ! 1j. Brian Tilzer ! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report are available at www.proxydocs.com/SIG. V14762-P86347 SIGNET JEWELERS LIMITED Proxy for the Annual Meeting of Shareholders to be held on June 16, 2023 Solicited on Behalf of the Board of Directors The undersigned, revoking all prior proxies, hereby appoints H. Todd Stitzer and Stash Ptak, or either of them, each with full power of substitution and power to act alone, as proxies to vote (in accordance with the accompanying voting instructions or, in the absence of instructions on a matter, in the proxy’s discretion) all the Common Shares which the undersigned would be entitled to vote and acting on all matters which may properly come before the Annual Meeting of Shareholders of Signet Jewelers Limited, to be held virtually via live audio webcast at www.virtualshareholdermeeting.com/SIG2023, at 11:00 a.m., Eastern Time, on Friday, June 16, 2023, and at any and all adjournments and postponements thereof, as set forth on the reverse side. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE LISTED IN PROPOSAL 1, A VOTE “FOR” PROPOSALS 2 AND 3 AND A VOTE FOR “1 YEAR” ON PROPOSAL 4. THE PROXIES WILL VOTE AS THE BOARD OF DIRECTORS RECOMMENDS WHERE A CHOICE IS NOT SPECIFIED. YOUR VOTE IS IMPORTANT TO US. PLEASE VOTE BY USING THE INTERNET OR TELEPHONE OR BY COMPLETING, SIGNING, DATING AND RETURNING THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE